UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03459

Penn Series Funds, Inc.
(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA			19044
(Address of principal executive offices)			(Zip code)

Jill Bukata Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(215) 956-8256

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to shareholders

Penn Mutual Variable Products

Semi-Annual Reports

June 30, 2008

Penn Mutual Variable Annuity Account III

Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA,

Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA

Flexible Variable and Fixed Annuity Contracts

Penn Mutual Variable Life Account I

Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III,
Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II and Variable EstateMax III

Variable Universal Life Insurance Policies

PIA Variable Annuity Account I

Pennant VA

Flexible Variable and Fixed Annuity Contract

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2008 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your financial professional to make sure that your asset allocation remains on target.

Stocks, despite rallying on several occasions over this six-month reporting period, were undermined by major write-offs by leading financial institutions and the ensuing credit crunch, the relentless rise in oil and food prices, falling home prices and a softening labor market. The losses in the equity market were broad with every major style of equity investing declining during the period. Although the pace of economic activity improved modestly in the first half of 2008 after expanding just 0.8 percent in the fourth quarter of 2007, the rate of expansion remained below the economy's potential. In this difficult environment, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned a negative 10.95 percent for the six-month period ending June 30.

Generally, small and mid capitalization stocks performed better during the six-month period than did large capitalization stocks. Small capitalization stocks as measured by the Russell 2000 Index returned negative 9.37 percent, mid capitalization stocks as measured by the Russell Mid Cap Index returned negative 7.57 percent, while large capitalization stocks as measured by the Russell 1000 Index returned negative 11.20 percent. Growth-oriented stocks outpaced value-oriented stocks.

International markets also declined during the six-month period ending June 30; however, on average have substantially outperformed the U.S. stock market the past three, five and ten years. Economic uncertainty, geopolitical nervousness, inflation concerns, and negative investor sentiment are roiling markets around for the world. In this uncertain environment, the MSCI EAFE Index was down 10.58 percent for the six months ending June 30. Emerging Market stocks declined even greater than the developed international markets during the period with a return of negative 12.72 percent as measured by the MSCI Emerging Markets Free Index.

Fixed income securities market will continue to be impacted by counterbalancing forces of a contracting financial system, meager, but positive Gross Domestic Product growth, soaring food and energy prices and worrisome inflation. The Federal Reserve is viewed to be on hold for a long time as the weakness in the economy and the fragility of the financial community prevent a tightening and fears of driving down the U.S. dollar and driving up commodity prices and inflation prevents an easing in policy. While all of the major risk markets outperformed Treasuries in the second quarter of 2008, they only took back a portion of the underperformance from the first quarter and still are underperforming Treasuries for the year.

For the six months ending June 30, 2008, investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 1.40 percent. The Credit Suisse First Boston High Yield Bond Index returned negative 1.14 percent during the same period.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

Table of Contents

Penn Series Funds, Inc. — Semi-Annual Report

Management's Discussion of Fund Performance

Limited Maturity Bond Fund	2

Quality Bond Fund	3

High Yield Bond Fund	4

Flexibly Managed Fund	5

Growth Stock Fund	6

Large Cap Value Fund	7

Large Cap Growth Fund	8

Index 500 Fund	9

Mid Cap Growth Fund	10

Mid Cap Value Fund	11

Strategic Value Fund	12

Small Cap Growth Fund	13

Small Cap Value Fund	14

International Equity Fund	15

REIT Fund	16

Important Information about Fund Expenses	17

Schedules of Investments	19

Statements of Assets and Liabilities	67

Statements of Operations	71

Statements of Changes in Net Assets	73

Financial Highlights	77

Notes to Financial Statements	85

Disclosure of Portfolio Holdings	98

Voting Proxies on Fund Portfolio Securities	98

Board Approval of Investment Advisory and Sub-Advisory Agreements	99

Neuberger Berman Advisers Management Trust — Semi-Annual Report

Balanced Portfolio

Fidelity Variable Insurance Products — Semi-Annual Report

Growth Portfolio

Equity-Income Portfolio

Asset Manager Portfolio

Morgan Stanley Universal Institutional Funds, Inc. — Semi-Annual Report

Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.44% for the period ending June 30, 2008. The Fund's index, the Citigroup Treasury/Agency 1-5yr Index, returned 2.14% the same period.

The weak performance of the Fund versus the index was primarily due to the Fund's underweight to Treasury and Agency securities, which had strong performance in the first half. Treasury and Agency securities rallied strongly during the first half as risk premiums in other sectors of the bond market widened. The Fund is overweight CMBS, which suffered during the first quarter and rallied strongly in the second quarter. In the second quarter CMBS outperformed treasuries by 355 basis points and we reduced the Fund's holdings of CMBS in favor of Agency securities. The Fund is still overweight CMBS as we expect the sector to outperform over the long run, however the near term volatility of the sector warranted a reduced overweight. The Fund is also overweight Residential Mortgage Backed Securities (RMBS), which are guaranteed by either Fannie Mae or Freddie Mac and therefore carry the credit risk of those two institutions as well as the credit risk of the underlying mortgages. Towards the end of the quarter Fannie Mae and Freddie Mac fell under pressure due to growing losses in their mortgage guarantee business, which caused RMBS to underperform in June. RMBS have underperformed treasuries by 23 basis points year-to-date, which has also hurt the performance of the Fund.

We plan on keeping the duration of the Fund defensive to neutral over the coming quarter. The market currently expects the Federal Reserve to increase their target rate to 2.25% from 2.0% by the end of the year. We do not expect the Fed to increase rates, however the current environment is highly uncertain with the conflicting forces of rising inflation and weak GDP growth. Finally, in this environment we expect the yield curve to steepen.

Independence Capital Management, Inc.
Investment Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
U.S. Treasury Notes	48.1%
Agency Obligations	36.1%
Collateralized Mortgage Obligations	9.4%
Asset Backed Securities	5.6%
Corporate Bonds	0.8%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Quality Bond Fund returned 1.43% for the period ending June 30, 2008. The Fund's index, the Citigroup Broad Investment Grade Index, returned 1.40% over the same period.

The Fund is overweight AAA-rated commercial mortgage backed securities (CMBS), which outperformed treasuries by 323 basis points during the second quarter and were primarily responsible for the outperformance of the Fund. During the first quarter CMBS suffered due to concerns about the commercial real estate market and negative pressure from hedge funds that were heavily shorting CMBS in hopes that commercial real estate would drop like residential real estate has. In the second quarter CMBS rebounded strongly and we reduced the Fund's holdings of CMBS in favor of Agency securities. The Fund is still overweight CMBS as we expect the sector to outperform over the long run, however the near term volatility of the sector warranted a reduced overweight. The Fund is underweight RMBS and the underperformance of that sector helped the performance of the Fund during the first half. Towards the end of the second quarter Fannie Mae and Freddie Mac fell under pressure due to growing losses in their mortgage guarantee business, which caused RMBS to underperform in June.

The Fund's holdings of corporate bonds continue to be in highly rated, Industrial and Utility companies. The Fund does not hold any high yield corporate bonds and has only a very small exposure to financial companies. This position has helped the performance of the Fund over the first half as those sectors underperformed.

We plan on keeping the duration of the Fund defensive to neutral over the coming quarter. The market currently expects the Federal Reserve to increase their target rate to 2.25% from 2.0% by the end of the year. We do not expect the Fed to increase rates, however the current environment is highly uncertain with the conflicting forces of rising inflation and weak GDP growth. Finally, in this environment we expect the yield curve to steepen.

Independence Capital Management, Inc.
Investment Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Agency Obligations	37.1%
U.S. Treasury Obligations	27.5%
Collateralized Mortgage Obligations	17.6%
Corporate Bonds	12.7%
Asset Backed Securities	5.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned –1.06% in the first half of 2008 but outperformed the –1.14% return of its benchmark, the Credit Suisse High Yield Bond Index.

The broad U.S. bond market advanced modestly in the first six months of 2008. Early in the year, bonds attracted strong demand as a safe haven from the slowing economy and volatility in the financial markets. Bonds also benefited from the Federal Reserve's series of short-term interest rate cuts. However, the bond market surrendered much of its earlier gains as surging energy and food prices sparked inflation fears toward the end of the six-month period.

In contrast to the broader bond market, high-yield corporate bonds declined in the first half of the year. Persistent liquidity challenges, an increase in new issues, a modestly higher default rate, and a sharp decrease in investors' appetite for risk weighed on the high-yield market throughout the first quarter of the year. As a result, the yield gap between Treasury and high-yield bonds reached its widest level in several years, providing the catalyst for a rebound in high-yield securities in April and May. But high-yield bonds finished the period on a down note as worsening credit conditions caused a shift back toward risk aversion.

The Fund remained defensively positioned throughout the six-month period, which proved to be beneficial for performance. We continued to emphasize higher-quality securities, which outperformed more speculative issues during the period; we increased our holdings of bonds with shorter maturities, which added value in a rising interest rate environment; and our focus on sectors and industries with less economic sensitivity helped as the economy remained weak.

Floating-rate securities went through some ups and downs during the period. Floating-rate notes were a drag on the Fund's performance in the first quarter of the year as interest rates declined, but they came back in favor in the second quarter as the market priced in expectations of an end to the Fed's series of interest rate cuts.

From a sector perspective, exposure to the publishing industry weighed on performance as the economic slowdown led to a decline in print advertising sales. The wireless telecommunications sector got a boost from merger activity following the announcement of Verizon's acquisition of competitor Alltel in June. A cautious position in the auto sector added value as declining auto sales led to production cuts at Ford and General Motors.

Our outlook for the high-yield market remains cautious. Despite the rally in April and May, high-yield bonds remain vulnerable to an increase in defaults. The major rating agencies are forecasting a sizable increase in the high-yield market's default rate in 2009. A substantial amount of lower-rated, highly-leveraged debt was issued to finance private equity buyouts over the past few years, and much of the default risk hinges on the ability of these lower-rated issuers to access capital going forward. Our analysts will remain vigilant, identifying and eliminating companies that have the greatest risk of insolvency. We believe that the Fund's conservative structure will help it weather a potentially challenging environment.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Bonds
Credit quality – B Rated	40.0%
Credit quality – BB Rated	18.2%
Credit quality – BB/B Rated	12.7%
Credit quality – B/CCC Rated	11.0%
Credit quality – CCC Rated & Below	7.2%
Credit quality – BBB/BB Rated & Above	7.0%
Not rated	1.3%
Equity securities	2.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned –3.54% for the six-month period ending June 30, 2008, compared to its benchmarks the S&P 500 Index's return of –11.91% and the Merrill Lynch Corporate/Government Index's return of 0.98%.

We made some adjustments to the Fund's broad asset allocation in the six months, increasing our exposure to equities from 60% to 66% of assets, though that's down from a high of 69% reached during the second quarter. We shifted these assets from stocks to convertible securities. So while our allocation to bonds and convertible securities looks little changed for the six months at 21% of assets, this is up from a low of 18% in the second quarter. We brought the cash allocation down from 19% to 13% of assets, putting that money to work in equities during the first quarter. The current allocations are consistent with our view of the equity market being neutral. On the one hand, we continue to favor stocks of companies that should hold up better during an economic downturn. On the other hand, we've been taking the opportunity to add companies we believe have greater long-term upside potential at current attractive valuations.

In the fixed-income slice, we increased the convertible bond allocation because we found attractive opportunities in the financial sector, as well as some others. We believe convertible securities are an attractive way to gain equity exposure while protecting against downside risk. Among traditional bonds, we took profits from our Treasury allocation and added corporate securities trading at very attractive valuations because of the dislocations in the market. We favored well-structured deals high on the corporate capital structure, meaning a higher likelihood of recovery in the event of a default.

Looking at contribution to return, bonds and cash contributed positively to performance, while the equity and convertible positions had negative absolute returns. Within the stock allocation, consumer staples shares contributed most to the Fund's performance, while holdings in the financial sector detracted most from absolute return.

Holdings in the consumer staples sector made the largest contribution to return, led by food and staples retailer Wal-Mart. Anheuser-Busch and General Mills were other sources of strength in the sector.

Holdings in the energy sector made contribution to return thanks to soaring energy prices. Energy equipment and services firms BJ Services and Oil States International (a convertible security) were leading sources of strength. CNX Gas and Murphy Oil — both of which are highly levered to the underlying commodity — were other notable contributors.

At the other end of the spectrum, financial shares were the leading source of weakness, led by positions in the capital markets industry. Merrill Lynch, Ameriprise Financial, and Morgan Stanley were all key detractors. Holdings in the insurance industry also limited performance behind positions in Genworth Financial and AIG.

Holdings in the consumer discretionary sector also hurt performance. The leading detractors were household durables company Newell Rubbermaid and media industry companies Time-Warner and Cablevision.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Consumer Discretionary	17.9%
Financials	16.1%
Energy	12.1%
Technology	11.2%
Health Care	9.4%
Industrials	8.7%
Corporate bonds	8.2%
Utilities	6.5%
Consumer Staples	5.0%
Telecommunications	3.8%
Materials & Processing	1.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned –9.09% for the six-month period ending June 30, 2008, compared to the –9.06% return for its benchmark, the Russell 1000 Growth Index.

Favorable group weightings offset negative stock selection. Information technology was the leading performer for the Fund, followed by the materials and the industrials and business services sectors. The leading detractor from relative performance was the consumer discretionary sector, followed by consumer staples and energy.

Information technology outperformed largely on stock selection, but underweighting also helped. Visa, the Fund's top absolute contributor for the period, posted strong revenue growth based on international expansion of its IT services, offsetting a weak U.S. consumer environment. Shares of Accenture rebounded at the period's end, as the company posted higher profits from outsourcing and consulting services. The firm reported higher sales across all business segments and raised future guidance. Semiconductor and semiconductor equipment stock selection also buoyed the Fund's results. Marvell Technology Group reported earnings growth driven by strong sales of WiFi and 3G chips and the company improved its operating margins

Stock selection and overweighting combined to drive outperformance of materials. The chemicals industry contributed strongly. Potash, the world's largest fertilizer producer, reported strong profits from expanded demand, as farmers strive to capitalize on record crop prices. Metals and mining company BHP Billiton positively contributed, as global demand continues to drive up the price of commodities.

Underweighting and stock selection contributed to the relative outperformance of the industrials and business services sector.

Consumer discretionary was the worst detractor from relative performance, largely due to stock selection. Overweighting the hotels, restaurants, and leisure industry was detrimental as consumers traveled less and spent less. Las Vegas Sands reported lower than expected earnings, particularly at its Venetian Macau resort. MGM Mirage earnings also disappointed. International Game Technology's growth in gaming units slowed, reflecting the casino pullbacks. Expedia, the online travel company, also performed poorly. Household durables companies TomTom and Harman International also weighed on the Fund's results and were eliminated.

Stock selection contributed to the underperformance of consumer staples, which struggled in a difficult consumer environment. The energy sector hurt the Fund's results with stock selection, as shares of global oilfield services company Schlumberger disappointed in the period.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Technology	25.9%
Health Care	18.2%
Energy	12.6%
Consumer Discretionary	8.9%
Industrials	8.1%
Consumer Staples	7.0%
Materials & Processing	6.3%
Financials	6.2%
Telecommunications	6.1%
Utilities	0.7%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned –15.35% for the six-month period ending June 30, 2008, compared to the –13.57% return for its benchmark, the Russell 1000 Value Index.

The Fund's largest detractor from relative performance compared to its benchmark was its underweight position within the integrated oils sector. Underweight positions within both domestic and international oil producers contributed to the performance shortfall, as energy companies benefited from rising crude oil prices which continued to set new highs at more than $140 per barrel. This underperformance was partially offset by an overweight position within the strong performing other energy sector where oil well equipment companies produced solid results during the period.

An underweight exposure within the utilities sector, in particular the electric utilities industry, also hurt performance, as the sector held up relatively well in the down market environment. In addition, stock selection within the auto and transportation sector detracted from the Fund's performance as Delta Air Lines continued to suffer from rising fuel prices and declining traffic trends.

On the positive side, stock selection within the materials and processing sector contributed to the Fund's relative performance, specifically, copper mining company Freeport-McMoran, who reported earnings ahead of analysts' expectations resulting from higher than expected realized copper prices and gold production.

Stock selection within the healthcare sector contributed relatively as well. Shares of pharmaceutical company Wyeth rose after releasing positive Phase II data for its Alzheimer drug, bapineuzumab.

Given the sizable price declines in the stocks of most financial services companies over the past year, we find current valuations of many stocks to be compelling based on normalized earning power. We continue to be opportunistic yet cautious in our investment decisions and steadily have been adding to positions on price declines over the past three quarters. As a result, we have gone from a large underweight within the sector a year ago to a moderate overweight today.

The technology sector remains the Fund's largest overweight, and the utilities sector is the Fund's largest underweight. We further reduced our exposure to both electric and telecommunications utilities. These reductions allow us to invest in better opportunities elsewhere in the market.

The integrated oils sector remains a significant sector underweight, as we continue to believe crude oil prices remain above long term normalized levels and most companies' current earnings levels are not sustainable. On the other hand, we find more potential with oil well equipment and services stocks within the other energy sector. These companies stand to benefit from higher demand from exploration and development companies whether crude oil and natural gas prices rise or fall over the coming year.

We reduced the overweight position within the consumer staples sector by reducing/eliminating positions in soft drink beverage and household products companies and brewers. Stocks in this part of the market have held up relatively well over the past year, and we are channeling the relative profits from these sales into stocks in other parts of the market that we believe represent better opportunities.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co.
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Financials	26.5%
Consumer Staples	14.7%
Energy	12.4%
Industrials	11.0%
Health Care	10.6%
Technology	10.0%
Materials & Processing	6.5%
Consumer Discretionary	5.7%
Telecommunications	1.7%
Utilities	0.9%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned –9.29% for the six-month period ending June 30, 2008, compared to the –9.06% return for its benchmark, the Russell 1000 Growth Index.

The Fund's first half performance received the strongest contribution to stock selection in the consumer discretionary and industrials sectors. Guess? Inc. and Walt Disney Co. were the key contributors within the consumer discretionary sector. Guess reported stellar results for 2007, easily beating the consensus sales and earnings estimates. Management is typically cautious with its guidance, so we remain confident that Guess will beat estimates on the top and bottom lines. Disney reported growing earnings and this impressed investors. The strength of the company's cable franchise and theme park revenues has driven earnings higher.

In the industrials sector, Union Pacific Corp has been the key contributor. Union Pacific overcame a huge increase in fuel prices, a soft economy, and severe flooding to produce record quarterly revenue, operating income, and earnings, thanks to strong pricing power and solid execution.

The key detractors from relative results were in the energy, health care and technology sectors. Shares of Valero Energy and National Oilwell Varco have also traded off so far in 2008 and have been leading detractors from relative results. In the technology sector, the semiconductor holdings have been the main culprit. Shares of NVIDIA, MEMC Electronic Materials and Intel have all hurt our results. NVIDIA has struggled this year and recently announced that the firm would miss its previous second-quarter revenue forecast. While the firm noted weaker end-market demand as one of the reasons for the lowered sales projection, we believe that stiffer competition from Advanced Micro Devices was a bigger factor.

During the first six months of the year, the large cap pharmaceutical holdings underperformed their peers and this detracted from relative results. Shares of Schering-Plough and Merck both suffered after they announced initial findings from their clinical trial on Vytorin, a combination of cholesterol reducers Zetia and Zocor. The results were not as hoped, and investors fled the stocks. Merck's growth outlook is less dependent on Vytorin, but for Schering it is crucial.

The philosophy and process of the Fund remains disciplined and consistent. Our systematic fundamental screens focused on quality, valuation and momentum to identify the best opportunities and our research team then completes an exhaustive qualitative fundamental review of each potential investment. The result is a portfolio that has very modest sector exposure, relative to the benchmark.

We believe the economic and monetary backdrop environment is supportive of higher prices and we would also point to two bullish indicators: Many industries are still well below their first-quarter lows and appear oversold and bearish sentiment is extremely high and is at the level that often coincides with market bottoms.

Independence Capital Management, Inc.
Investment Adviser
ABN AMRO
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Technology	28.8%
Industrials	13.5%
Energy	13.3%
Healthcare	12.8%
Consumer Staples	11.3%
Consumer Discretionary	9.4%
Materials & Processing	4.5%
Financials	4.3%
Utilities	1.4%
Telecommunications	0.7%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned –11.97% for the six-month period ending June 30, 2008, compared to the –11.91% return for its benchmark, the S&P 500 Index.

It was a tough start to 2008 as the new year followed through on the tails of a tough fourth quarter 2007. The housing downdraft persisted and the price of oil was on the rise, leading consumers to pull back on spending. Further decline in the housing market continued to have a ripple effect through the financial industry as credit pressures on mortgage related securities led lender Countrywide Financial Corp and brokerage Bear Stearns to the brink of bankruptcy before being acquired at a fraction of what they traded for only one month earlier.

Financial companies were in the spotlight during first quarter but no area was immune to the beating that stocks took during the period. The economy again showed signs of a slowdown as both initial jobless claims and those already collecting unemployment benefits extended their trend higher, which persuaded investors to prefer holding cash and head to the sidelines.

April 2008 brought with it not only a clean slate, but a new outlook and a wisp of confidence that the equity woes that have plagued the market might be turning around. The S&P 500 rewarded those investors for their confidence by returning 4.87%, the first positive month since October 2007. While the strong start brought some participants back to the market, there was still an undertone of uncertainty in the market, and financial stocks continued to get punished with the collapse of Bear Stearns and Countrywide fresh on investors' minds. Lehman Brothers was the latest broker under fire, but many banks and brokerage firms were feeling the pressure and scrambled to raise capital to shore up their balance sheets. Eventually, it was the increasing price of oil that proved too much for the market to take. Fearing slower economic growth along with inflationary pressures, investors headed for the sidelines in June and erased the gains the S&P 500 Index had earned earlier. It was no surprise that the financial sector was the worst performer for the period, losing its status as the largest sector in the S&P 500 for the first time since third quarter 2001.

The S&P 500 Index returned –11.91% for the first half of 2008, its worst start since 2001. Only two sectors, energy and basic materials, were in positive territory year-to-date as of June 30. While the affect of a weakened dollar is finally becoming favorable as net exports are now adding to Gross Domestic Product, high unemployment and elevated oil and food prices are offsetting the positive impact, both psychologically and financially. Higher living costs, headline risk in the financial sector, and an uncertain economic outlook will continue to weigh on stocks until stronger earnings and can overcome the lack of confidence investors have to earn positive returns. The upcoming U.S. presidential election may also be a distraction from market fundamentals. While we continue to look for the silver lining, we anticipate a sluggish stock market as we proceed into the latter half of 2008.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Technology	16.5%
Energy	16.2%
Financials	14.3%
Healthcare	11.9%
Industrials	11.1%
Consumer Staples	10.8%
Consumer Discretionary	8.1%
Utilities	4.0%
Materials & Processing	3.8%
Telecommunications	3.3%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned –8.96% for the six-month period ending June 30, 2008, compared to the –6.81% return for its benchmark, the Russell Midcap Growth Index.

It has been a volatile and primarily downward ride for the stock market in the first half of 2008. Surging crude oil and energy prices, declining consumer confidence and a financial system under severe pressure have put negative pressure on stocks. During this period, the Fund underperformed its primary benchmark. The majority of underperformance came in the month of January when stocks with the highest growth rates were among the worst performers.

During the six-month period, four of the Fund's 10 sector positions beat their corresponding index sectors. Adding the most value was the Materials/Processing and Auto/Transportation sectors. In Materials/Processing, overweight positions in Steel Dynamics, Inc. and Mosaic Co. were strong performers. In the Auto/Transportation sector, the avoidance of select airline companies helped generate positive relative performance.

The largest detractors from the Fund's performance occurred in the Technology and Consumer Discretionary sectors. In Technology, Omniture Inc. and Juniper Networks Inc. were the biggest relative detractors. In Consumer Discretionary, VistaPrint Ltd. and Gamestop Corp. were the largest underperformers.

Although there are many hurdles facing both the equity market and the economy alike, it is our belief that the accommodative actions taken by the Federal Reserve and Treasury, as well as significant cash on corporate balance sheets, improving trade balances, and tax rebate spending will provide enough support to keep the economy out of an official recession. However, even with this optimistic stance, the ever-higher ascent of the price of oil remains a serious concern. Regardless of market conditions, our focus remains on owning stocks that we believe have superior earnings prospects.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Technology	22.3%
Industrials	15.6%
Energy	14.3%
Consumer Discretionary	12.1%
Healthcare	10.7%
Materials & Processing	7.9%
Financials	7.8%
Consumer Staples	4.4%
Telecommunications	2.6%
Utilities	2.3%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned –6.40% for the six-month period ending June 30, 2008, compared to the –8.58% return for its benchmark, the Russell Micap Value Index.

Energy investments had the most favorable impact on returns. The Fund was substantially overweight Energy, by far the stock market's best performing group, and the return from our holdings was in line with the benchmark sector component. Our bias toward oil oriented exploration and production, and oil services companies, both of which we believe should be able to sustain earnings growth even if oil prices soften as global demand slows, enhanced returns. We believe favorable long-term supply/demand dynamics will support oil prices, promote sustainable earnings growth, and perhaps better valuations for oil and oil services stocks.

The Fund was modestly overweighted in Materials and our holdings outperformed the corresponding benchmark sector component by a wide margin. As in the Energy sector, we believe that over the long term, demand for materials will outpace growth in supply, supporting prices and materials companies' profits.

Although substantially underweighted in Financials, the markets' worst performing sector, the poor relative performance of our holdings penalized returns. However, we believe it prudent to wait for the dust to clear before going bottom fishing in this sector.

Following big gains in 2007, Industrials sector holdings lost ground in the first half of 2008. We believe selected industrial companies with a high percentage of revenues coming from still strong emerging market nations will be able to sustain earnings growth and expect this to attract more favorable investor attention in the year ahead.

Substantial declines in HMOs resulted in poor relative performance in the Healthcare sector. Investor concern regarding what we expect to be a temporary increase in medical cost ratios at some companies and the lack of growth in commercial membership due to the softer labor market weighed heavily on HMO stocks. Going forward, we believe HMOs will be able to contain costs and perhaps more importantly exercise their pricing flexibility to preserve and perhaps enhance profit margins despite restrained membership growth.

Looking ahead, an already hazy economic outlook has been further clouded by a spike in energy and food prices that has put additional pressure on the consumer, a further decline in housing prices that has eroded consumer confidence, and signs that the still constrained credit markets are beginning to negatively impact business investment. Unfortunately, the U.S. economic malaise is spreading to Western Europe. The weaker economies of developed nation trading partners combined with inflationary pressure that could result in tighter monetary policy may slow economic growth in emerging market nations. But when the economy regains traction and if the stock market responds as enthusiastically as we anticipate, we believe the value-oriented opportunities we are finding today may prove to be extraordinarily rewarding long term investments.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Energy	16.7%
Financials	15.6%
Industrials	12.1%
Utilities	11.6%
Consumer Discretionary	10.8%
Technology	10.3%
Health Care	8.0%
Materials & Processing	7.9%
Consumer Staples	7.0%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned –12.73% for the six-month period ending June 30, 2008, compared to the –8.58% return for its benchmark, the Russell Midcap Value Index.

The consumer discretionary sector was the largest detractor from performance as a result of negative stock selection and a relative overweight within this weak sector. RH Donnelley, a directory publisher, dropped precipitously in the first quarter as management cancelled plans to initiate a dividend and lowered guidance for 2008 based on an expected decline in ad sales. We believe the current negative trends are temporary and are driven by a slowing U.S. economy, not by a secular decline in print ads and that the current credit crunch has resulted in the stock's price being overly punished.

Stock selection within the utilities sector also hurt performance. Qwest Communications has struggled though the first half of the year amid the weak economic environment. Many investors are focused on access line losses, as the downturn in housing has slowed demand. We believe this concern is overblown, as access line losses are expected in a cyclical downturn, and that the real opportunity for Qwest is increasing revenue per household as customers shift to higher revenue service bundles, including broadband internet, television, and wireless service.

The Fund continued to benefit from the relative underweight within the financial services sector, as many of these firms continue to be plagued by fallout from the credit crisis. Within the producer durables sector, stock selection also helped performance. Shares of Cummins, an engine manufacturer, rose after the company announced another strong quarter and positive outlook. The company experienced strength across all business segments, especially within key international markets. The company was also able to gain market share after a large competitor decided to exit the Class A truck engine business.

The largest contributor to the Fund overall was EOG Resources. The independent oil and natural gas company experienced high production rates and strong growth in reserves. We believe the company manages costs well and has benefited from strong oil and gas prices.

Crumbling home values, surging commodity prices, and recession fears have kept investors jittery through the quarter. However, value investors with a longer time horizon have the opportunity in periods like this to take advantage of excessive pessimism and reposition portfolios for the future. Accordingly, we will stick to our discipline and continue to strive for a portfolio of companies that combines attractive valuation with improving prospects.

We have recently reduced our positions in materials and producer durables, although strong performance from individual stocks kept the sector weights relatively stable. We also continue to trim strong performing stocks within the other energy sector. Within the financial services sector, we have recently initiated several small positions in regional banks and scaled out of two insurance holdings. The Fund tends to follow valuation in the market, and, as 2008 moves forward, you should expect to see us take advantage of newly created value opportunities.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co.
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Consumer Discretionary	14.8%
Industrials	11.9%
Materials & Processing	11.6%
Utilities	11.3%
Telecommunications	11.0%
Technology	10.8%
Health Care	8.3%
Energy	7.8%
Consumer Staples	7.4%
Financials	5.1%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned –20.52% for the six-month period ending June 30, 2008, compared to the –8.93% return for its benchmark, the Russell 2000 Growth Index.

Equities suffered major setbacks in 2008, as the broad market posted large reversals in the first months of the year. A drop in financial stocks led the sell-off, as the market reacted to the heavy turmoil in credit markets and widespread recession worries. Broad commodity surges and a swell up in crude oil to record prices combined to push the market into bear market levels. Most importantly, the market's faded appetite for risk was apparent, and the prevalent pessimism hit sectors and industries tied to economic growth, such as financials and technology, which were the hardest.

Stocks of higher market capitalization fared remarkably better relative to the smallest companies. Likewise, the performance of companies in the highest growth categories trailed drastically, negatively affecting the return of the Fund, which had higher growth characteristics than its benchmark.

The market departure away from both fast growth and more dynamic smaller capitalization stocks proved disadvantageous to the Fund's stocks, resulting in the Fund's considerable underperformance.

The majority of the Fund's relative underperformance in 2008 came from technology and industrial stocks, with disappointing relative results in select health care holdings of Omnicell and Chindex International, and energy holding Dawson Geophysical. The top three detractors in technology — Sigma Designs, Microtune, and O2Micro International — and industrials — Huron Consulting, Middleby Corp., and Dynamic Materials — where the main detractors of the Fund's return.

Year-to-date, the Fund's positive contributions were heavily concentrated in the energy sector (Petroquest Energy, T-3 Energy Services, Arena Resources, Vaalco Energy), with select standout performances in finance (American Physicians Capital), materials (Olympic Steel), transportation sector (TBS International), health care (Icon PLC), and consumer sectors (Darling International, Wet Seal).

Despite a pullback in June, the market's moderate recovery since the March lows signal that the worst of the credit crunch are past and points to an economy that is positioned for a rebound in the second half of the year. Corporate balance sheets and profits, ex-financials, continue to be healthy, showing modest growth and topping analyst expectations. Real interest rates are very low, and Libor and junk bond spreads are well off the worst levels of the year, another sign that investors are regaining confidence in riskier assets and less afraid of a financial system collapse and of a recession. The market has since turned to companies with strong growth characteristics, a trend that should help the stocks in the Fund.

Economic conditions are looking better, but as it has been the case for a while, there are strong headwinds to navigate through. The stocks of micro and the smallest capitalization growth companies have been volatile and unpopular in the past years, making them attractive buy opportunities for long-term investors, given their historical outperformance over larger stocks.

Independence Capital Management, Inc.
Investment Adviser
Bjurman, Barry & Associates
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Industrials	24.6%
Technology	24.2%
Energy	19.4%
Healthcare	12.8%
Consumer Discretionary	6.7%
Financials	5.2%
Materials & Processing	3.5%
Consumer Staples	2.0%
Telecommunications	1.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned –6.11% for the six-month period ending June 30, 2008, compared to the –9.84% return for its benchmark, the Russell 2000 Value Index.

Consistent with longer-term trends, the Fund fared better than its benchmark during a period of high market volatility and investor anxiety. We tend to favor undervalued companies with strong balance sheets and free cash flow and, importantly, disciplined management teams. This approach has helped us avoid many of the steep losses in the market and has led to favorable risk-adjusted returns versus the benchmark over time. During the six-month reporting period, stock selection was especially strong in Financials, where a defensive mix of companies enabled the Fund to avoid many of the steep losses in the industry. Our investments in Services and Consumer Cyclicals also contributed to performance. In contrast, the Fund's holdings in Industrials and Utilities experienced weakness.

The Fund's stocks within the Financial sector performed well compared to those in the benchmark. During this period of volatility within Financials, we have been careful to avoid sacrificing quality for what may appear to be bargain valuations. The Fund's holdings of First Financial Bankshares, Inc. and UMB Financial Corp. generated positive returns during this period.

Other top contributors to performance included retailer Big Lots, Inc. and Basic Materials company Olympic Steel. Big Lots rose after the company reported better than expected earnings and outlook, driven by divesting underperforming stores, reducing expenses and improving it merchandise line-up. Despite rising working capital needs, Olympic Steel has been able to reduce outstanding debt by maintaining financial discipline. We sold out of the Fund's position in Olympic Steel on this strength.

While our holdings in Energy overall did not perform as well as the Energy names in the benchmark, W-H Energy Services and Rex Energy did contribute positively to absolute returns. We believe Rex Energy has benefited and will continue to benefit from its quality assets and well-managed operations. W-H Energy Services performed well after generating robust operating results.

During the reporting period, AirTran Holdings, Inc. and AAR Corp. detracted from performance. Both companies' shares declined as they faced weakness related to airline industry challenges. We took advantage of this price weakness and added to both holdings during this period.

El Paso Electric also declined during the period despite reporting positive results in the first quarter. Another detractor was Kaiser Aluminum Corp., a maker of fabricated aluminum equipment with no pension costs, asbestos liability or debt. We took advantage of the price volatility and added to the Fund's position.

Our cautious view on the market remains largely intact, as we continue to see weakness in credit related sectors. We believe that inflationary pressures, driven by continued high commodity prices, could weigh on the equity markets. We also think the degree of market volatility will likely persist, creating inefficiencies and contributing to uncertainty among investors. We believe the current market presents a fertile environment for stock pickers as stock level differentiation could be more pronounced.

Independence Capital Management, Inc.
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Financials	30.9%
Industrials	16.2%
Technology	12.8%
Energy	9.3%
Consumer Discretionary	8.3%
Materials	7.2%
Healthcare	6.2%
Utilities	5.9%
Consumer Staples	2.0%
Telecommunications	1.2%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned –12.16% for the six-month period ending June 30, 2008, compared to the –10.58% return for its benchmark, the MSCI EAFE Index.

During 2008, emerging markets have been trading at a valuation premium to developed markets. By the end of the second quarter, India was trading at about 13 times forward earnings and China at 15 times. This violates general conventional wisdom that emerging markets should trade at a discount to developed countries; however, we believe the premium could still be warranted. It reflects investors' expectations that growth in emerging countries will continue to exceed growth rates in developed countries.

While changes in valuation are making some markets look quite inexpensive on the surface, these opportunities are mitigated by economic turmoil and uncertainty around earnings streams.

Energy was the top-performing sector in the Fund during the second quarter due to strong stock selection and relative overexposure to the space. Congressional hearings in the United States are focused on blaming higher prices on speculators. In our opinion this has helped to misdirect the market. It is difficult to know for certain the extent to which today's prices are being driven artificially higher through speculation, but fundamental supply and demand dynamics signal to us that prices will remain sustainably higher over the long term.

Our very limited exposure to western commercial and investment banks helped relative performance during the quarter. Trust issues persist and visibility remains low, but the space was beginning to look more attractive at the end of second quarter when some banks finally began trading at discounts to their tangible book value.

The market punished consumer staples companies, a sector in which the Fund is significantly overweight, during the second quarter. The sector was relatively highly valued at the start of the quarter and was driven lower as investors worried increasingly about the sector's pricing differential relative to the broader market, as well as the impact of inflation on these businesses.

The companies that we hold have reiterated positive guidance and have successfully increased prices with no meaningful reduction in volume yet. Regardless, investors continue to fear that orders will be negatively affected by higher prices and stock prices have fallen as a result. We expect these companies to weather shorter-term volatility and continue to provide high single digit to low double-digit annualized earnings per share growth over the longer term.

These are clearly very difficult times in the global financial markets. Economic uncertainty, geopolitical turmoil, inflation fears, and broad based negative sentiment are roiling markets. The resulting multiple-compression has pushed valuations of many companies into potentially attractive territory. That being said, the world is a riskier place to invest than it was just 12 months or even just one quarter ago.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
United Kingdom	18.7%
Japan	8.9%
Australia	8.2%
India	7.9%
Switzerland	7.2%
Brazil	6.8%
Canada	6.4%
United States	6.4%
France	6.1%
Germany	3.8%
Spain	3.7%
Netherlands	3.1%
Norway	2.5%
Hong Kong	2.0%
Singapore	2.0%
Luxenburg	1.9%
Italy	1.3%
Belgium	1.2%
Denmark	1.0%
Mexico	0.9%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned –3.25% for the six-month period ending June 30, 2008, compared to the –3.36% return for its benchmark, the Wilshire Real Estate Securities Index.

The REIT market was down during the first half of 2008. Some of the factors influencing the REIT market year to date included:

•  The economic outlook for the U.S. deteriorated due to the Federal Reserve maintaining a focus on fighting imported inflation rather than stimulating growth for much of 2007; the decline in home prices which has hurt both consumers and the banking system; the lack of liquidity in the financial system; and high food and energy prices which are acting like a tax on consumers.

•  The economic outlook for Europe/UK and Asia deteriorated as well. European/UK economies are weakening and while Asian economies still have strong growth, the growth rate is slowing.

•  Global inflation is causing a conundrum for Central Bankers in terms of the battle between controlling inflation and trying to spur economic growth.

•  Weakening real estate fundamentals in all property types as economic growth has slowed.

•  Investor concerns regarding the magnitude of the potential decline in commercial property values and whether the REIT market has priced this potential decline correctly.

The Fund outperformed the benchmark; however both the Fund and the benchmark delivered negative performance year to date. Overall, security selection was positive, driven by the health care, mixed, and office sectors.

In the health care sector, not holding Senior Housing Properties, the worst performing security in the sector, was the main driver of positive relative performance. For the mixed sector, overweighting Digital Realty Trust, the best performing security in the sector, aided relative performance as well as not owning Duke Realty. In the office sector, not holding Maguire Properties, the worst performing security in the sector, and overweighting Highwood Properties were the main drivers of performance. Overall, sector allocation was a negative driven by our underweight of the outperforming apartment and mixed sectors.

Our outlook for the REIT sector over the next 12 months is cautiously optimistic. In general we feel earnings will be in-line with expectations due to the long duration of commercial property leases; however hotels, which have short duration leases, will face difficulty. Earnings growth rates will slow as the economy remains slow; however hotels will see negative earnings growth rates. Dividends will remain secure and will grow, even as the economy remains slow, but hotel dividends may be at risk.

We also feel that discounts to NAV will be eliminated as private market real estate values continue to decline. REITs have already corrected to reflect these expected real estate value declines. The volatility will remain high as hedge funds continue to short all real estate related stocks, including REITs, then cover their shorts creating short squeezes. Eventually, investors will be attracted to the defensive nature of REITs driven by the long duration of commercial property leases.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities
Investment Sub-Adviser

Portfolio Composition as of 6/30/08

Percent of Total Investments[1]
Regional Malls	16.7%
Office	15.1%
Apartments	14.5%
Strip Centers	10.8%
Healthcare	9.8%
Industrial	9.0%
Hotels and Resorts	6.1%
Diversified	6.0%
Storage	4.4%
Mixed Industrial/Office	4.0%
Common Stock	2.0%
Factory Outlets	1.6%
100.0%

1  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2008 and held through June 30, 2008. The examples illustrate your fund's costs in two ways:

•  Actual Fund Performance in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

•  Hypothetical 5% Annual Return is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2008 to June 30, 2008

Expense Table

	Beginning Value 1/1/08	Ending Value 6/30/08	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual Fund Performance	$1,000.00	$1,015.10	0.46%	$2.33
Hypothetical 5% Annual Return	$1,000.00	$1,022.55	0.46%	$2.33
Limited Maturity Bond Fund
Actual Fund Performance	$1,000.00	$1,014.40	0.59%	$2.96
Hypothetical 5% Annual Return	$1,000.00	$1,021.92	0.59%	$2.98
Quality Bond Fund
Actual Fund Performance	$1,000.00	$1,014.30	0.59%	$2.97
Hypothetical 5% Annual Return	$1,000.00	$1,021.92	0.59%	$2.98

	Beginning Value 1/1/08	Ending Value 6/30/08	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual Fund Performance	$1,000.00	$989.40	0.85%	$4.18
Hypothetical 5% Annual Return	$1,000.00	$1,020.66	0.85%	$4.25
Flexibly Managed Fund
Actual Fund Performance	$1,000.00	$964.60	0.83%	$4.06
Hypothetical 5% Annual Return	$1,000.00	$1,020.73	0.83%	$4.17
Growth Stock Fund
Actual Fund Performance	$1,000.00	$909.10	0.97%	$4.59
Hypothetical 5% Annual Return	$1,000.00	$1,020.05	0.97%	$4.86
Large Cap Value Fund
Actual Fund Performance	$1,000.00	$846.50	0.87%	$3.99
Hypothetical 5% Annual Return	$1,000.00	$1,020.54	0.87%	$4.36
Large Cap Growth Fund
Actual Fund Performance	$1,000.00	$907.10	0.89%	$4.23
Hypothetical 5% Annual Return	$1,000.00	$1,020.43	0.89%	$4.48
Index 500 Fund
Actual Fund Performance	$1,000.00	$880.30	0.35%	$1.64
Hypothetical 5% Annual Return	$1,000.00	$1,023.12	0.35%	$1.76
Mid Cap Growth Fund
Actual Fund Performance	$1,000.00	$910.40	0.96%	$4.57
Hypothetical 5% Annual Return	$1,000.00	$1,020.07	0.96%	$4.84
Mid Cap Value Fund
Actual Fund Performance	$1,000.00	$936.00	0.82%	$3.95
Hypothetical 5% Annual Return	$1,000.00	$1,020.78	0.82%	$4.12
Strategic Value Fund
Actual Fund Performance	$1,000.00	$872.70	1.05%	$4.91
Hypothetical 5% Annual Return	$1,000.00	$1,019.62	1.05%	$5.29
Small Cap Growth Fund
Actual Fund Performance	$1,000.00	$794.80	1.04%	$4.64
Hypothetical 5% Annual Return	$1,000.00	$1,019.69	1.04%	$5.22
Small Cap Value Fund
Actual Fund Performance	$1,000.00	$938.90	1.14%	$5.52
Hypothetical 5% Annual Return	$1,000.00	$1,019.17	1.14%	$5.74
International Equity Fund
Actual Fund Performance	$1,000.00	$878.40	1.20%	$5.62
Hypothetical 5% Annual Return	$1,000.00	$1,018.88	1.20%	$6.04
REIT Fund
Actual Fund Performance	$1,000.00	$967.50	1.01%	$4.92
Hypothetical 5% Annual Return	$1,000.00	$1,019.86	1.01%	$5.06

*  Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days), then divided by 366.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
CERTIFICATES OF DEPOSIT — 1.3%
Banking — 1.3%
Bank of Scotland Plc 4.050%, 07/10/08
(Cost $2,001)	$2,000	$2,001
COMMERCIAL PAPER — 28.1%
Agricultural Products — 6.7%
Archer-Daniels-Midland Co.
2.130%, 07/14/08	5,000	4,996
Cargill Global Funding
2.350%, 08/01/08	5,000	4,990
		9,986
Chemicals — 1.3%
Praxair, Inc.
2.130%, 07/07/08	2,000	1,999
Finance — 5.6%
American Honda Finance Corp.
2.100%, 07/22/08	1,000	999
International Lease Finance Corp.
2.800%, 07/08/08	4,000	3,998
John Deere Capital Corp.
2.250%, 07/01/08	473	473
2.250%, 07/03/08	550	550
2.200%, 08/22/08	1,227	1,223
Prudential Financial, Inc.
2.770%, 09/02/08	1,200	1,194
		8,437
Food & Beverages — 3.4%
Anheuser-Busch Cos., Inc.
2.400%, 07/01/08	5,000	5,000
Insurance — 0.3%
Genworth Financial, Inc.
2.400%, 07/21/08	500	500
Manufacturing — 6.8%
Dover Corp.
2.500%, 07/01/08	2,500	2,500
Eaton Corp.
2.150%, 07/07/08	4,700	4,698
Rockwell Automation, Inc.
2.200%, 07/11/08	3,000	2,998
		10,196
Telecommunications — 4.0%
AT&T, Inc.
2.210%, 07/31/08	6,000	5,989
TOTAL COMMERCIAL PAPER (Cost $42,107)		42,107
CORPORATE BONDS — 54.0%
Agricultural Products — 0.5%
Cargill, Inc. 144A @
3.625%, 03/04/09	750	748

	Par (000)	Value (000)†
Banking — 16.5%
Bank of America Corp.
3.250%, 08/15/08	$3,700	$3,702
5.875%, 02/15/09	2,000	2,030
3.375%, 02/17/09	152	152
Bank of Scotland Plc 144A @
3.750%, 09/30/08	150	150
Bank One Corp.
6.000%, 08/01/08	1,796	1,800
Canadian Imperial Bank of Commerce
4.375%, 07/28/08	2,000	2,001
Chase Manhattan Corp.
6.750%, 08/15/08	2,000	2,009
6.500%, 01/15/09	224	227
Comerica Bank
6.000%, 10/01/08	1,000	1,006
JPMorgan Chase Bank NA
6.700%, 08/15/08	186	187
Republic New York Corp.
5.875%, 10/15/08	500	503
Santander US Debt SA Unipersonal 144A @
4.750%, 10/21/08	3,000	3,013
US Bank NA
3.900%, 08/15/08	1,065	1,066
4.400%, 08/15/08	500	501
Wachovia Bank NA
4.375%, 08/15/08	2,600	2,603
Wachovia Corp.
3.500%, 08/15/08	175	175
Wells Fargo & Co.
3.120%, 08/15/08	3,472	3,473
4.000%, 08/15/08	100	100
		24,698
Computers & Office Equipment — 0.7%
International Business Machines Corp.
5.400%, 10/01/08	750	755
5.400%, 01/26/09	250	254
		1,009
Cosmetics & Toiletries — 0.8%
Procter & Gamble Co.
4.300%, 08/15/08	1,190	1,192
Electronic Components & Semiconductors — 2.0%
Emerson Electric Co.
5.500%, 09/15/08	2,363	2,376
5.000%, 10/15/08	672	676
		3,052
Finance — 19.0%
AIG SunAmerica Global Financing VII 144A @
5.850%, 08/01/08	1,823	1,827
American Honda Finance Corp. 144A @
3.850%, 11/06/08	1,850	1,857
Associates Corp. of North America
6.250%, 11/01/08	1,065	1,074

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Finance — (continued)
Boeing Capital Corp.
3.950%, 10/15/08	$125	$125
Caterpillar Financial Services Corp.
3.700%, 08/15/08	3,150	3,153
4.500%, 09/01/08	3,500	3,510
Citicorp
7.250%, 09/01/08	1,950	1,961
Citigroup, Inc.
3.625%, 02/09/09	1,500	1,500
General Electric Capital Corp.
3.600%, 10/15/08	2,000	2,004
9.180%, 12/30/08	1,000	1,030
HSBC Finance Corp.
6.500%, 11/15/08	1,306	1,320
5.875%, 02/01/09	500	505
John Deere Capital Corp.
4.500%, 08/25/08	1,692	1,696
6.000%, 02/15/09	1,000	1,020
JPMorgan Chase & Co.
6.000%, 02/15/09	1,275	1,293
MassMutual Global Funding II 144A @
2.550%, 07/15/08	550	550
MBNA Corp.
4.625%, 09/15/08	630	632
National Rural Utilities Cooperative Finance Corp.
5.750%, 12/01/08	400	404
New York Life Global Funding 144A @
3.875%, 01/15/09	1,025	1,029
Pitney Bowes Credit Corp.
5.750%, 08/15/08	1,415	1,418
Toyota Motor Credit Corp.
2.875%, 08/01/08	145	145
4.400%, 10/01/08	300	301
		28,354
Food & Beverages — 1.2%
Coca-Cola Enterprises, Inc.
5.750%, 11/01/08	1,621	1,636
PepsiCo, Inc.
5.700%, 11/01/08	225	227
		1,863
Insurance — 8.7%
Allstate Financial Global Funding 144A @
4.250%, 09/10/08	1,000	1,003
Berkshire Hathaway Finance Corp.
3.375%, 10/15/08	100	100
Chubb Corp.
5.472%, 08/16/08	3,950	3,960
Hartford Financial Services Group, Inc.
5.550%, 08/16/08	3,725	3,735
6.375%, 11/01/08	1,500	1,516
5.663%, 11/16/08	100	101

	Par (000)	Value (000)†
Insurance — (continued)
John Hancock Financial Services, Inc.
5.625%, 12/01/08	$2,500	$2,526
		12,941
Oil & Gas — 1.0%
Baker Hughes, Inc.
6.000%, 02/15/09	1,275	1,296
Halliburton Co.
5.625%, 12/01/08	250	253
		1,549
Pharmaceuticals — 0.3%
Abbott Laboratories
5.400%, 09/15/08	350	352
Bristol-Myers Squibb Co.
4.000%, 08/15/08	100	100
		452
Restaurants — 0.1%
McDonald's Corp.
5.350%, 09/15/08	200	201
Retail — 2.0%
Target Corp.
5.400%, 10/01/08	975	981
5.875%, 11/01/08	2,000	2,019
		3,000
Telecommunications — 1.2%
BellSouth Telecommunications, Inc.
6.125%, 09/23/08	300	302
Verizon California, Inc.
5.500%, 01/15/09	100	101
Verizon North, Inc.
6.900%, 11/01/08	255	258
5.650%, 11/15/08	1,100	1,110
		1,771
TOTAL CORPORATE BONDS (Cost $80,830)		80,830
VARIABLE RATE DEMAND NOTES — 8.1%
Banking — 3.6%
Bank of Scotland Plc 144A @
2.482%, 07/17/08▲	200	200
Canadian Imperial Bank of Commerce
2.756%, 08/12/08▲	297	297
Royal Bank of Scotland Plc 144A @
2.868%, 07/21/08▲	4,900	4,900
		5,397
Finance — 3.1%
American Honda Finance Corp. 144A @
2.964%, 09/18/08▲	750	750
General Electric Capital Corp.
3.007%, 07/28/08▲	3,800	3,801
		4,551

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MONEY MARKET FUND

	Par (000)	Value (000)†
VARIABLE RATE DEMAND NOTES — (continued)
Oil & Gas — 1.3%
ConocoPhillips Australia Funding Co.
2.810%, 04/09/09▲	$2,000	$2,000
Telecommunications — 0.1%
BellSouth Corp.
2.776%, 08/15/08▲	100	100
TOTAL VARIABLE RATE DEMAND NOTES (Cost $12,048)		12,048
	Number of Shares
SHORT-TERM INVESTMENTS — 8.5%
BlackRock Liquidity Funds TempFund - Institutional Shares	5,621,058	5,621
Evergreen Prime Cash Management Money Market Fund	7,022,670	7,023
TOTAL SHORT-TERM INVESTMENTS (Cost $12,644)		12,644
TOTAL INVESTMENTS — 100.0% (Cost $149,630)		$149,630

†  See Note 1 to Financial Statements.

Plc — Public Limited Company.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Maturity Schedule	Market Value (000)	% of Portfolio	(Cumulative)
1 —7 days	$27,864	18.6%	18.6%
8 —14 days	15,993	10.7%	29.3%
15 —30 days	12,950	8.7%	38.0%
31 —60 days	45,443	30.4%	68.4%
61 —90 days	12,280	8.2%	76.6%
91 —120 days	9,613	6.4%	83.0%
121 —150 days	11,117	7.4%	90.4%
over 150 days	14,370	9.6%	100.0%
	$149,630	100.0%

Average Weighted Maturity — 59 days

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$12,644
Level 2 — Other Significant Observable Inputs	136,986
Level 3 — Significant Unobservable Inputs	—
Total	$149,630

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
AGENCY OBLIGATIONS — 27.2%
Federal Home Loan Bank Bonds — 5.8%
3.625%, 02/08/11	$5,000	$4,994
Federal Home Loan Mortgage Corporation — 8.3%
3.125%, 02/12/10	2,500	2,502
3.200%, 03/10/10	4,700	4,703
		7,205
Federal National Mortgage Association — 13.1%
2.375%, 05/20/10	2,400	2,366
5.000%, 10/15/11	4,000	4,164
4.358%, 12/01/33▲	1,367	1,374
3.500%, 04/01/34▲	784	782
6.000%, 07/01/35	1,500	1,513
5.984%, 07/01/36▲	1,081	1,103
		11,302
TOTAL AGENCY OBLIGATIONS (Cost $23,501)		23,501
ASSET BACKED SECURITIES — 4.2%
Bear Stearns Mortgage Funding Trust
3.055%, 10/25/36▲	935	333
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,243	1,098
6.223%, 01/15/27▲	1,080	812
Equity One ABS, Inc.
4.145%, 04/25/34▲	24	21
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	202	203
Green Tree Financial Corp.
7.650%, 04/15/19	259	264
7.250%, 09/15/26	155	158
6.500%, 02/01/31	269	269
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34▲	50	46
SACO I, Inc. 144A @
3.495%, 06/25/35▲	1,000	450
TOTAL ASSET BACKED SECURITIES (Cost $4,431)		3,654
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.1%
Asset Securitization Corp.
7.400%, 10/13/26	81	82
Bear Stearns Commercial Mortgage Securities
6.080%, 02/15/35	299	302
5.576%, 03/11/39▲	1,030	1,028
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	1,039
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	451	453
4.545%, 01/15/42	1,500	1,456
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,586	1,583

	Par (000)	Value (000)†
Nationslink Funding Corp.
7.229%, 06/20/31▲	$11	$11
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	196	198
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,257)		6,152
CORPORATE BONDS — 0.6%
Food & Beverages — 0.6%
General Mills, Inc. 5.650%, 09/10/12
(Cost $503)	500	510
U.S. TREASURY OBLIGATIONS — 36.2%
U.S. Treasury Notes
5.000%, 07/31/08	500	501
2.125%, 04/30/10#	6,700	6,651
2.625%, 05/31/10#	6,000	6,004
4.875%, 05/31/11#	5,000	5,277
3.625%, 12/31/12#	6,000	6,091
4.250%, 08/15/13	6,500	6,781
TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,517)		31,305
	Number of Shares
SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds TempFund - Institutional Shares	2,174,522	2,175
Evergreen Prime Cash Management Money Market Fund	219,463	219
TOTAL SHORT-TERM INVESTMENTS (Cost $2,394)		2,394
	Par (000)
SECURITIES LENDING COLLATERAL — 21.9%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$828	828
Barclays Time Deposit 2.820%, 07/01/08	414	414
CS First Boston Time Deposit 2.150%, 07/02/08	828	828
Deutsche Bank Time Deposit 2.250%, 07/01/08	2,071	2,071
Institutional Money Market Trust 2.730%, 07/01/08	13,605	13,605
National Bank of Canada Time Deposit 2.750%, 07/02/08	1,242	1,242
TOTAL SECURITIES LENDING COLLATERAL (Cost $18,988)		18,988
TOTAL INVESTMENTS — 100.0% (Cost $87,591)		$86,504

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LIMITED MATURITY BOND FUND

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

LLC — Limited Liability Company.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$2,394
Level 2 — Other Significant Observable Inputs	84,110
Level 3 — Significant Unobservable Inputs	—
Total	$86,504

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value (000)†
AGENCY OBLIGATIONS — 31.6%
Federal Home Loan Bank — 4.3%
2.000%, 07/01/08	$10,500	$10,500
Federal Home Loan Mortgage Corporation — 1.2%
5.631%, 08/01/37▲	2,929	2,970
5.914%, 10/01/37▲	1	1
		2,971
Federal National Mortgage Association — 26.1%
3.250%, 04/09/13	8,500	8,179
5.000%, 04/15/15	6,750	6,978
3.500%, 04/01/34▲	2,352	2,347
5.988%, 07/01/36▲	3,605	3,676
5.965%, 08/01/36▲	3,425	3,513
5.623%, 12/01/36▲	3,879	3,939
6.164%, 05/01/37▲	2,194	2,241
6.000%, 07/01/38	28,100	28,346
5.500%, 02/01/48	4,686	4,562
		63,781
Government National Mortgage Association — 0.0%
9.000%, 10/15/30	9	10
9.000%, 11/15/30	58	64
		74
TOTAL AGENCY OBLIGATIONS (Cost $77,407)		77,326
ASSET BACKED SECURITIES — 4.7%
Atherton Franchisee Loan Funding 144A @
7.230%, 04/15/12	897	930
Bear Stearns Mortgage Funding Trust
3.055%, 10/25/36▲	1,870	666
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	3,942	3,484
6.258%, 01/15/27▲	2,160	1,624
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	1,479	1,487
Green Tree Financial Corp.
7.240%, 11/15/28▲	785	269
Railcar Leasing LLC 144A @
7.125%, 01/15/13	1,518	1,570
SACO I, Inc. 144A @
3.495%, 06/25/35▲	3,000	1,351
TOTAL ASSET BACKED SECURITIES (Cost $13,423)		11,381
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.6%
Bear Stearns Commercial Mortgage Securities
4.830%, 08/15/38	4,000	3,948
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	3,600	3,402
Fannie Mae REMICS
6.000%, 03/25/33	5,000	5,157
Freddie Mac REMICS
6.000%, 02/15/32	3,976	4,069

	Par (000)	Value (000)†
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	$1,803	$1,813
4.545%, 01/15/42	5,000	4,854
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	2,379	2,374
Morgan Stanley Capital I
4.590%, 04/14/40	5,000	4,863
National City Mortgage Capital Trust
6.000%, 03/25/38	4,700	4,483
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	785	790
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,116)		35,753
CORPORATE BONDS — 10.8%
Aerospace & Defense — 0.4%
United Technologies Corp.
5.400%, 05/01/35	1,000	929
Agricultural Products — 0.4%
Cargill, Inc. 144A @
6.125%, 09/15/36	1,000	930
Broadcast/Media — 0.5%
Comcast Cable Holdings LLC
9.875%, 06/15/22	1,000	1,219
Computer Services, Software & Systems — 0.4%
Fiserv, Inc.
6.800%, 11/20/17	1,000	1,012
Computers & Office Equipment — 0.4%
International Business Machines Corp.
6.500%, 01/15/28	1,000	1,021
Consumer Products — 0.4%
Kimberly-Clark Corp.
6.625%, 08/01/37	1,000	1,071
Electronic Components & Semiconductors — 1.1%
Fisher Scientific International, Inc.
6.125%, 07/01/15	700	694
Koninklijke Philips Electronics NV
6.875%, 03/11/38	2,000	2,065
		2,759
Energy Resources & Services — 1.4%
Commonwealth Edison Co.
6.150%, 09/15/17	500	499
Enel Finance International SA 144A @
6.250%, 09/15/17	1,000	1,012
Pacificorp.
5.750%, 04/01/37	1,000	929
6.250%, 10/15/37	1,000	989
		3,429

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

QUALITY BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Finance — 1.1%
General Electric Capital Corp.
6.150%, 08/07/37	$1,000	$938
5.875%, 01/14/38	1,000	906
Unilever Capital Corp.
5.900%, 11/15/32	1,000	965
		2,809
Insurance — 0.7%
AXA SA 144A @
6.379%, 12/14/49▲	2,000	1,604
Machinery & Heavy Equipment — 0.4%
Atlas Copco AB 144A @
5.600%, 05/22/17	1,100	1,070
Manufacturing — 0.8%
Siemens Financieringsmaatschappij NV 144A @
6.125%, 08/17/26	2,000	1,920
Oil & Gas — 0.8%
DCP Midstream LLC 144A @
6.750%, 09/15/37	1,000	947
Nakilat, Inc. 144A @
6.067%, 12/31/33	1,000	884
		1,831
Pharmaceuticals — 1.6%
Genentech, Inc.
5.250%, 07/15/35	1,000	906
GlaxoSmithKline Capital, Inc.
5.375%, 04/15/34	1,000	868
6.375%, 05/15/38	1,000	993
Merck & Co., Inc.
6.400%, 03/01/28	1,000	1,044
		3,811
Retail — 0.4%
Wal-Mart Stores, Inc.
5.250%, 09/01/35	1,000	869
TOTAL CORPORATE BONDS (Cost $27,031)		26,284
U.S. TREASURY OBLIGATIONS — 23.4%
U.S. Treasury Notes
3.875%, 10/31/12	6,500	6,665
3.625%, 05/15/13#	18,000	18,263
3.625%, 06/30/13	18,750	18,784
8.875%, 08/15/17	10,000	13,617
TOTAL U.S. TREASURY OBLIGATIONS (Cost $57,788)		57,329

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 7.7%
BlackRock Liquidity Funds TempFund - Institutional Shares	9,317,359	$9,318
Evergreen Prime Cash Management Money Market Fund	9,580,322	9,580
TOTAL SHORT-TERM INVESTMENTS (Cost $18,898)		18,898
	Par (000)
SECURITIES LENDING COLLATERAL — 7.2%
Bank of Montreal Time Deposit
2.375%, 07/01/08	$767	767
Barclays Time Deposit
2.820%, 07/01/08	384	384
CS First Boston Time Deposit
2.150%, 07/02/08	767	767
Deutsche Bank Time Deposit
2.250%, 07/01/08	1,919	1,919
Institutional Money Market Trust
2.730%, 07/01/08	12,607	12,607
National Bank of Canada Time Deposit
2.750%, 07/02/08	1,151	1,151
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,595)		17,595
TOTAL INVESTMENTS — 100.0% (Cost $248,258)		$244,566

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$18,898
Level 2 — Other Significant Observable Inputs	225,668
Level 3 — Significant Unobservable Inputs	—
Total	$244,566

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 1.1%
Broadcast/Media — 0.1%
XM Satellite Radio Holdings, Inc., Class A*	5,675	$44
Electronic Components & Semiconductors — 0.3%
General Cable Corp.*	3,400	207
Entertainment & Leisure — 0.1%
Lakes Entertainment, Inc.*	12,500	82
Food & Beverages — 0.2%
B&G Foods, Inc.	8,900	151
Retail — 0.0%
Great Atlantic & Pacific Tea Co.*	198	5
Telecommunications — 0.4%
Crown Castle International Corp.*	4,800	186
GeoEye, Inc.*^	3,277	58
Loral Space & Communications, Inc.*	6,163	109
		353
Textiles & Apparel — 0.0%
Anvil Holdings, Inc.*^	831	5
TOTAL COMMON STOCKS (Cost $1,259)		847
PREFERRED STOCK — 1.5%
Banking — 0.3%
Bank of America Corp. CONV	250	221
Broadcast/Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	178	115
Finance — 0.5%
Citigroup, Inc. CONV	7,925	345
Merrill Lynch & Co., Inc. CONV^	1	65
		410
Telecommunications — 0.6%
Lucent Technologies Capital Trust I CONV	600	456
TOTAL PREFERRED STOCKS (Cost $1,505)		1,202
	Par (000)
CORPORATE BONDS — 94.7%
Advertising — 0.8%
Affinity Group, Inc. PIK^
10.875%, 02/15/12	$97	85
Lamar Media Corp.
6.625%, 08/15/15	450	410
Visant Corp.
7.625%, 10/01/12	175	172
		667

	Par (000)	Value (000)†
Aerospace & Defense — 1.7%
BE Aerospace, Inc.
8.500%, 07/01/18	$150	$151
GenCorp, Inc.^
9.500%, 08/15/13	600	591
L-3 Communications Corp.
6.375%, 10/15/15	450	421
TransDigm, Inc.
7.750%, 07/15/14	200	197
		1,360
Agricultural Products — 0.1%
Reynolds American, Inc.
7.250%, 06/01/13	100	103
Airlines — 0.3%
Airtran Holdings, Inc. CONV
7.000%, 07/01/23	140	88
AMR Corp. CONV
4.500%, 02/15/24	184	137
		225
Automobiles & Related — 2.3%
Accuride Corp.
8.500%, 02/01/15	150	110
Allison Transmission, Inc. 144A @PIK
11.250%, 11/01/15	350	303
Commercial Vehicle Group, Inc.
8.000%, 07/01/13	225	195
Cooper-Standard Automotive, Inc.
8.375%, 12/15/14	250	184
General Motors Corp.
7.200%, 01/15/11	400	308
Tenneco, Inc.
8.625%, 11/15/14	125	110
The Goodyear Tire & Rubber Co.
8.625%, 12/01/11	235	237
TRW Automotive, Inc. 144A @
7.000%, 03/15/14	125	108
7.250%, 03/15/17	200	168
United Components, Inc.
9.375%, 06/15/13	100	93
		1,816
Banking — 0.2%
FBOP Corp. 144A @
10.000%, 01/15/09	150	154
Broadcast/Media — 7.7%
Allbritton Communications Co.
7.750%, 12/15/12	425	413
Barrington Broadcasting Group LLC
10.500%, 08/15/14	100	86
Bonten Media Acquisition Co. 144A @PIK^
9.000%, 06/01/15	150	109

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Broadcast/Media — (continued)
Cablevision Systems Corp.
7.133%, 04/01/09▲	$225	$225
CanWest MediaWorks, Inc.
8.000%, 09/15/12	287	256
Cengage Learning 144A @STEP
13.250%, 07/15/15+	300	219
Clear Channel Communications, Inc.
4.250%, 05/15/09	150	145
4.500%, 01/15/10	100	92
6.250%, 03/15/11	475	403
CSC Holdings, Inc.
7.250%, 07/15/08	100	100
8.125%, 07/15/09	75	76
7.625%, 04/01/11	50	49
7.625%, 07/15/18	50	46
DirecTV Holdings LLC
8.375%, 03/15/13	100	103
7.625%, 05/15/16 144A @	325	320
Echostar DBS Corp.
6.375%, 10/01/11	100	96
7.000%, 10/01/13	25	24
6.625%, 10/01/14	250	231
7.750%, 05/31/15 144A @	275	267
Idearc, Inc.
8.000%, 11/15/16	275	173
ION Media Networks, Inc. CONV^
11.000%, 07/31/13	1	0
Kabel Deutschland GmbH
10.625%, 07/01/14	200	204
Lighthouse International Co. SA 144A @
8.000%, 04/30/14	275	323
Mediacom Broadband LLC
8.500%, 10/15/15	250	223
Nexstar Broadcasting, Inc.
7.000%, 01/15/14	150	130
Nexstar Finance Holdings LLC STEP
11.375%, 04/01/13	208	199
Nielsen Finance LLC 144A @
10.000%, 08/01/14	125	129
R.H. Donnelley Corp.
6.875%, 01/15/13	300	178
8.875%, 10/15/17 144A @	125	74
Shaw Communications, Inc.
8.250%, 04/11/10	75	77
Sinclair Broadcast Group, Inc. CONV
3.000%, 05/15/27	136	125
Sinclair Television Group, Inc
8.000%, 03/15/12	311	313
Univision Communications, Inc.
7.850%, 07/15/11	25	23
9.750%, 03/15/15 144A @PIK	475	349
Videotron Ltee
6.875%, 01/15/14	300	289
6.375%, 12/15/15	75	70
9.125%, 04/15/18 144A @	25	26
		6,165

	Par (000)	Value (000)†
Building Products & Supplies — 1.2%
AMH Holdings, Inc. STEP
12.523%, 03/01/14+	$125	$83
Builders FirstSource, Inc.
6.926%, 02/15/12▲	175	119
Gibraltar Industries, Inc.
8.000%, 12/01/15	450	376
Texas Industries, Inc.
7.250%, 07/15/13	275	274
U.S. Concrete, Inc.
8.375%, 04/01/14	100	89
		941
Chemicals — 0.4%
Nalco Co.
7.750%, 11/15/11	150	150
Terra Capital, Inc.
7.000%, 02/01/17	150	147
		297
Computer Services, Software & Systems — 1.8%
First Data Corp. 144A @
9.875%, 09/24/15	475	413
FTD, Inc.
7.750%, 02/15/14	294	295
Serena Software, Inc.
10.375%, 03/15/16	75	70
SS&C Technologies, Inc.
11.750%, 12/01/13	75	79
Sungard Data Systems, Inc.
9.125%, 08/15/13	475	480
Unisys Corp.
12.500%, 01/15/16	100	100
		1,437
Computers & Office Equipment — 0.5%
Interface, Inc.
10.375%, 02/01/10	350	367
9.500%, 02/01/14	25	26
		393
Consumer Products — 1.0%
ACCO Brands Corp.
7.625%, 08/15/15	175	158
Simmons Co.
7.875%, 01/15/14	100	86
Visant Holding Corp. STEP
9.854%, 12/01/13+	550	534
		778
Containers — 1.9%
AEP Industries, Inc.
7.875%, 03/15/13	225	210
Ball Corp.
6.875%, 12/15/12	75	75
Berry Plastics Holding Corp.
6.651%, 09/15/14▲	75	60
8.875%, 09/15/14	50	43

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Containers — (continued)
BWAY Corp.
10.000%, 10/15/10	$250	$250
Clondalkin Acquisition BV 144A @
4.776%, 12/15/13▲	150	130
Owens Brockway Glass Container, Inc.
8.250%, 05/15/13	100	102
6.750%, 12/01/14	300	300
Plastipak Holdings, Inc. 144A @
8.500%, 12/15/15	150	139
Smurfit-Stone Container Enterprises, Inc.
8.375%, 07/01/12	100	88
Stone Container Finance
7.375%, 07/15/14	150	120
		1,517
Electronic Components & Semiconductors — 2.8%
Avago Technologies Ltd.
10.125%, 12/01/13	200	212
Celestica, Inc.
7.875%, 07/01/11	225	225
Flextronics International Ltd.
6.500%, 05/15/13	150	143
6.250%, 11/15/14	100	94
Freescale Semiconductor, Inc.
6.651%, 12/15/14▲	125	99
8.875%, 12/15/14	350	284
9.125%, 12/15/14 PIK	100	78
General Cable Corp.
5.073%, 04/01/15^▲	100	89
7.125%, 04/01/17	200	190
NXP b.v.
5.463%, 10/15/13▲	250	220
9.500%, 10/15/15	250	217
Sanmina-SCI Corp. 144A @
5.526%, 06/15/10▲	104	103
Spansion, Inc. 144A @
11.250%, 01/15/16	125	77
STATS ChipPAC Ltd.
6.750%, 11/15/11	100	105
Superior Essex Communications LLC
9.000%, 04/15/12	125	127
		2,263
Energy Resources & Services — 7.0%
Arch Western Finance LLC
6.750%, 07/01/13	175	171
CMS Energy Corp.
8.500%, 04/15/11	50	52
Energy Future Holdings Corp. 144A @
10.875%, 11/01/17	675	682
11.250%, 11/01/17 PIK	700	698
Foundation PA Coal Co.
7.250%, 08/01/14	425	425
International Coal Group, Inc.
10.250%, 07/15/14	175	178

	Par (000)	Value (000)†
Energy Resources & Services — (continued)
Mirant Americas Generation LLC
8.300%, 05/01/11	$250	$258
Mirant North America LLC
7.375%, 12/31/13	300	297
NRG Energy, Inc.
7.250%, 02/01/14	100	95
7.375%, 02/01/16	500	471
Orion Power Holdings, Inc.
12.000%, 05/01/10	300	324
Peabody Energy Corp.
7.375%, 11/01/16	300	299
4.750%, 12/15/41 CONV	100	165
PNM Resources, Inc.
9.250%, 05/15/15	175	181
Reliant Energy, Inc.
7.625%, 06/15/14	250	244
6.750%, 12/15/14	150	153
7.875%, 06/15/17	150	147
Sierra Pacific Resources^
7.803%, 06/15/12	25	26
Texas Competitive Electric Holdings Co. LLC 144A @PIK
10.500%, 11/01/16	250	242
The AES Corp.
9.375%, 09/15/10	150	158
8.875%, 02/15/11	300	310
7.750%, 03/01/14	25	25
		5,601
Engineering & Construction — 1.0%
Dycom Industries, Inc.
8.125%, 10/15/15	175	168
Esco Corp. 144A @
6.651%, 12/15/13▲	100	94
8.625%, 12/15/13	325	328
Hovnanian Enterprises, Inc. 144A @
11.500%, 05/01/13	175	182
		772
Entertainment & Leisure — 2.0%
Fontainebleau Las Vegas Holdings LLC 144A @
10.250%, 06/15/15	100	65
Isle of Capri Casinos, Inc.
7.000%, 03/01/14	275	194
Leslie's Poolmart
7.750%, 02/01/13	275	257
Pinnacle Entertainment, Inc.
8.250%, 03/15/12	250	246
7.500%, 06/15/15	200	153
Pokagon Gaming Authority 144A @
10.375%, 06/15/14	350	375
Shingle Springs Tribal Gaming Authority 144A @
9.375%, 06/15/15	300	244
Speedway Motorsports, Inc.
6.750%, 06/01/13	50	49
		1,583

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Finance — 8.2%
AAC Group Holding Corp. STEP^
10.755%, 10/01/12+	$100	$96
Alamosa Holdings, Inc.
8.500%, 01/31/12	150	148
Chukchansi Economic Development Authority 144A @
6.328%, 11/15/12▲	50	42
E*TRADE Financial Corp.
8.000%, 06/15/11	50	46
12.500%, 11/30/17 144A @	475	511
Ford Motor Credit Co. LLC
7.375%, 10/28/09	375	342
5.700%, 01/15/10	150	128
8.708%, 04/15/12▲	875	820
GMAC LLC
5.625%, 05/15/09	450	417
7.750%, 01/19/10	25	21
6.875%, 08/28/12	950	651
Hawker Beechcraft Acquisition Co. LLC
8.500%, 04/01/15	400	403
8.875%, 04/01/15 PIK	125	126
9.750%, 04/01/17	75	75
Icahn Enterprises LP
7.125%, 02/15/13	275	250
iPayment Investors LP 144A @PIK^
12.750%, 07/15/14	211	208
KAR Holdings, Inc.
6.873%, 05/01/14▲	125	104
10.000%, 05/01/15	200	168
Local TV Finance LLC 144A @PIK
9.250%, 06/15/15	125	98
Nuveen Investments, Inc.
5.000%, 09/15/10	75	68
5.500%, 09/15/15	375	268
10.500%, 11/15/15 144A @	225	208
Rainbow National Services LLC 144A @
8.750%, 09/01/12	75	76
SLM Corp.
3.060%, 07/27/09▲	375	352
5.450%, 04/25/11	300	274
Smurfit Kappa Funding Plc
7.750%, 04/01/15	200	182
UCI Holdco, Inc. PIK
10.300%, 12/15/13▲	209	178
Vanguard Health Holding Co. II LLC
9.000%, 10/01/14	300	297
		6,557
Food & Beverages — 0.7%
B&G Foods, Inc.
8.000%, 10/01/11	275	270
Del Monte Corp.
8.625%, 12/15/12	275	279
		549

	Par (000)	Value (000)†
Health Care Products — 0.7%
Bausch & Lomb, Inc. 144A @
9.875%, 11/01/15	$375	$377
Universal Hospital Services, Inc.
6.303%, 06/01/15▲	125	117
8.500%, 06/01/15 PIK	50	50
		544
Health Care Services — 5.6%
Centene Corp.
7.250%, 04/01/14	200	189
Community Health Systems, Inc.
8.875%, 07/15/15	750	755
CRC Health Corp.
10.750%, 02/01/16	100	82
DaVita, Inc.
6.625%, 03/15/13	175	168
7.250%, 03/15/15	400	389
HCA, Inc.
9.250%, 11/15/16	1,225	1,262
9.625%, 11/15/16 PIK	25	26
Health Management Associates, Inc.
6.125%, 04/15/16	625	547
HealthSouth Corp.
10.750%, 06/15/16	200	215
IASIS Healthcare LLC
8.750%, 06/15/14	125	126
Symbion, Inc. 144A @PIK
17.186%, 08/23/15+	125	94
U.S. Oncology Holdings, Inc. PIK
7.949%, 03/15/12▲	204	161
U.S. Oncology, Inc.
9.000%, 08/15/12	100	99
10.750%, 08/15/14	100	99
United Surgical Partners International, Inc.
8.875%, 05/01/17	225	209
		4,421
Hotels & Gaming — 2.4%
Caesars Entertainment, Inc.
8.125%, 05/15/11	250	200
Harrah's Operating Co., Inc.
5.500%, 07/01/10	573	512
5.375%, 12/15/13	125	77
Little Traverse Bay Bands of Odawa Indians 144A @^
10.250%, 02/15/14	125	117
MGM Mirage
8.500%, 09/15/10	400	395
Station Casinos, Inc.
6.000%, 04/01/12	25	20
7.750%, 08/15/16	125	96
Wynn Las Vegas Capital Corp.
6.625%, 12/01/14	575	526
		1,943

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Hotels & Resorts — 0.5%
Gaylord Entertainment Co.
8.000%, 11/15/13	$125	$120
6.750%, 11/15/14	325	296
		416
Insurance — 0.9%
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	226
10.250%, 06/15/15	450	369
USI Holdings Corp. 144A @
9.750%, 05/15/15	125	107
		702
Machinery & Heavy Equipment — 0.7%
Columbus McKinnon Corp.
8.875%, 11/01/13	300	309
Stewart & Stevenson LLC
10.000%, 07/15/14	200	197
Terex Corp.
7.375%, 01/15/14	75	74
		580
Manufacturing — 2.9%
AGY Holding Corp. 144A @
11.000%, 11/15/14	125	117
American Railcar Industries, Inc.
7.500%, 03/01/14	300	279
Bombardier, Inc. 144A @
6.750%, 05/01/12	50	49
6.300%, 05/01/14	200	191
7.450%, 05/01/34	200	191
Harland Clarke Holdings Corp.
7.426%, 05/15/15▲	125	93
Koppers Holdings, Inc. STEP
8.655%, 11/15/14+	350	317
Koppers, Inc.
9.875%, 10/15/13	100	105
RBS Global, Inc.
9.500%, 08/01/14	350	338
11.750%, 08/01/16	100	96
Sally Holdings LLC
9.250%, 11/15/14	225	216
10.500%, 11/15/16	25	24
SPX Corp. 144A @
7.625%, 12/15/14	200	203
Trinity Industries, Inc.
6.500%, 03/15/14	125	121
		2,340
Metal Fabricate/Hardware — 0.3%
Metals USA, Inc.
11.125%, 12/01/15	250	260

	Par (000)	Value (000)†
Metals & Mining — 3.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	$250	$263
8.375%, 04/01/17	1,525	1,609
Metals USA Holdings Corp. PIK
8.698%, 07/01/12▲	75	69
Novelis, Inc.
7.250%, 02/15/15	225	213
PNA Group, Inc.
10.750%, 09/01/16	125	147
Ryerson, Inc. 144A @
12.000%, 11/01/15	225	223
Steel Dynamics, Inc.
6.750%, 04/01/15	150	144
Tube City IMS Corp.
9.750%, 02/01/15	225	208
		2,876
Oil & Gas — 9.5%
Chesapeake Energy Corp.
6.500%, 08/15/17	400	374
6.875%, 11/15/20	450	423
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	25	25
7.750%, 05/15/17	375	375
Complete Production Services, Inc.
8.000%, 12/15/16	300	300
Compton Petroleum Finance Corp.
7.625%, 12/01/13	350	344
Connacher Oil and Gas Ltd. 144A @
10.250%, 12/15/15	275	290
Copano Energy LLC
8.125%, 03/01/16	275	276
Denbury Resources, Inc.
7.500%, 04/01/13	150	150
7.500%, 12/15/15	25	25
Dynegy Holdings, Inc.
7.500%, 06/01/15	375	346
7.750%, 06/01/19	350	319
Encore Acquisition Co.
6.250%, 04/15/14	50	48
7.250%, 12/01/17	275	268
Energy Partners Ltd.
9.750%, 04/15/14	150	141
Forest Oil Corp.
7.250%, 06/15/19	475	456
Hilcorp Energy I LP 144A @
7.750%, 11/01/15	350	336
Key Energy Services, Inc. 144A @
8.375%, 12/01/14	100	102
OPTI Canada, Inc.
7.875%, 12/15/14	250	247
8.250%, 12/15/14	200	199
PetroHawk Energy Corp.
9.125%, 07/15/13	300	307
7.875%, 06/01/15 144A @	50	49

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Plains Exploration & Production Co.
7.750%, 06/15/15	$50	$50
7.000%, 03/15/17	300	288
7.625%, 06/01/18	75	75
Quicksilver Resources, Inc.
7.750%, 08/01/15	250	247
Range Resources Corp.
7.375%, 07/15/13	25	25
6.375%, 03/15/15	200	191
7.500%, 05/15/16	150	149
7.500%, 10/01/17	225	224
SandRidge Energy, Inc. 144A @
8.625%, 04/01/15 PIK	75	77
8.000%, 06/01/18	425	427
Southwestern Energy Co. 144A @
7.500%, 02/01/18	200	206
Venoco, Inc.
8.750%, 12/15/11	100	98
Williams Cos., Inc.
8.125%, 03/15/12	75	79
7.750%, 06/15/31	25	26
		7,562
Paper & Related Products — 2.7%
Boise Cascade LLC^
7.125%, 10/15/14	195	156
Domtar Corp.
5.375%, 12/01/13	75	66
7.125%, 08/15/15	300	286
9.500%, 08/01/16	25	25
Georgia-Pacific Corp.
8.125%, 05/15/11	150	148
7.000%, 01/15/15 144A @	200	188
7.700%, 06/15/15	200	189
International Paper Co.
7.400%, 06/15/14	300	299
NewPage Corp.
10.000%, 05/01/12	175	177
12.000%, 05/01/13	175	177
Rock-Tenn Co.
8.200%, 08/15/11	125	129
9.250%, 03/15/16 144A @	125	132
Verso Paper Holdings LLC
6.623%, 08/01/14▲	150	138
		2,110
Pharmaceuticals — 0.5%
Omnicare, Inc.
6.750%, 12/15/13	100	94
6.875%, 12/15/15	350	324
		418

	Par (000)	Value (000)†
Real Estate Investment Trust — 1.1%
BF Saul Reit
7.500%, 03/01/14	$150	$130
Felcor Lodging LP
8.500%, 06/01/11	125	122
Host Hotels & Resorts LP
6.750%, 06/01/16	450	399
Ventas Realty LP
6.500%, 06/01/16	200	191
		842
Restaurants — 0.6%
O'Charley's, Inc.
9.000%, 11/01/13	200	177
OSI Restaurant Partners, Inc. 144A @
10.000%, 06/15/15	225	146
Real Mex Restaurants, Inc.
10.000%, 04/01/10	125	120
		443
Retail — 3.2%
AmeriGas Partners LP
7.250%, 05/20/15	150	140
7.125%, 05/20/16	325	301
Couche-Tard U.S. LP
7.500%, 12/15/13	325	321
Ferrellgas Escrow LLC
6.750%, 05/01/14	175	160
Ferrellgas Partners LP
8.750%, 06/15/12	400	392
GameStop Corp.
8.000%, 10/01/12	500	510
Neiman-Marcus Group, Inc.
9.000%, 10/15/15 PIK	200	197
10.375%, 10/15/15	200	200
Sears Roebuck Acceptance
7.000%, 02/01/11	100	97
6.750%, 08/15/11	75	72
The Pantry, Inc.
7.750%, 02/15/14	250	188
		2,578
Services — Commercial — 3.9%
ARAMARK Corp.
5.000%, 06/01/12	200	175
6.373%, 02/01/15▲	275	257
Deluxe Corp.
7.375%, 06/01/15	225	197
Education Management LLC
8.750%, 06/01/14	225	209
FTI Consulting, Inc.
7.625%, 06/15/13	200	203
7.750%, 10/01/16	225	231
iPayment, Inc.
9.750%, 05/15/14	225	190
Mac-Gray Corp.
7.625%, 08/15/15	300	287

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Services — Commercial — (continued)
Mobile Services Group, Inc.
9.750%, 08/01/14	$275	$264
RSC Equipment Rental, Inc.
9.500%, 12/01/14	50	42
Sunstate Equipment Co. LLC 144A @
10.500%, 04/01/13	225	178
The Hertz Corp.
8.875%, 01/01/14	325	297
10.500%, 01/01/16	125	114
United Rentals North America, Inc.
6.500%, 02/15/12	225	202
Valassis Communications, Inc.
8.250%, 03/01/15	325	295
		3,141
Telecommunications — 9.8%
Alltel Corp.
7.000%, 07/01/12	550	561
6.500%, 11/01/13	100	100
American Tower Corp.
3.000%, 08/15/12 CONV	75	156
7.125%, 10/15/12	100	101
Broadview Networks Holdings, Inc.^
11.375%, 09/01/12	225	202
Canadian Satellite Radio Holdings, Inc.^
12.750%, 02/15/14	125	107
Centennial Communications Corp
10.000%, 01/01/13	275	279
Citizens Communications Co.
7.125%, 03/15/19	175	157
Cricket Communications, Inc.
9.375%, 11/01/14	475	457
Digicel Group Ltd. 144A @
8.875%, 01/15/15	350	330
Digicel Ltd. 144A @
9.250%, 09/01/12	400	411
Fairpoint Communications, Inc. 144A @
13.125%, 04/01/18	125	122
GCI, Inc.
7.250%, 02/15/14	250	215
iPCS, Inc.
4.998%, 05/01/13▲	225	203
2.758%, 05/01/14 PIK▲	200	170
Level 3 Communications, Inc. CONV
6.000%, 09/15/09	52	50
6.000%, 03/15/10	48	45
Level 3 Financing, Inc.
12.250%, 03/15/13	175	176
Local Insight Regatta Holdings, Inc. 144A @
11.000%, 12/01/17	225	155
Lucent Technologies, Inc.
6.500%, 01/15/28	150	115
6.450%, 03/15/29	25	19
MetroPCS Wireless, Inc.
9.250%, 11/01/14	550	529

	Par (000)	Value (000)†
Telecommunications — (continued)
Nordic Telephone Co. Holdings ApS 144A @
8.875%, 05/01/16	$425	$416
Nortel Networks Ltd.
6.963%, 07/15/11▲	425	402
10.125%, 07/15/13	50	49
PAETEC Holding Corp.
9.500%, 07/15/15	300	277
Qwest Corp.
7.875%, 09/01/11	100	100
8.875%, 03/15/12	50	51
Sprint Capital Corp.
7.625%, 01/30/11	225	221
8.375%, 03/15/12	150	148
Sprint Nextel Corp.
6.000%, 12/01/16	600	516
Valor Telecommunications Enterprises Finance Corp.
7.750%, 02/15/15	150	153
West Corp.
9.500%, 10/15/14	250	225
Wind Acquisition Finance SA 144A @
10.750%, 12/01/15	325	341
Windstream Corp.
8.625%, 08/01/16	250	249
		7,808
Textiles & Apparel — 0.5%
Invista 144A @
9.250%, 05/01/12	250	256
Rafaella Apparel Group, Inc.
11.250%, 06/15/11	201	118
		374
Transportation & Related Services — 1.2%
Bristow Group, Inc.
6.125%, 06/15/13	225	217
7.500%, 09/15/17	250	251
CHC Helicopter Corp.
7.375%, 05/01/14	75	78
Greenbrier Cos., Inc.
8.375%, 05/15/15	225	214
Kansas City Southern de Mexico SA de CV
9.375%, 05/01/12	100	104
Swift Transportation Co., Inc. 144A @
12.500%, 05/15/17	150	51
		915
Waste Management — 1.6%
Allied Waste North America, Inc.
7.875%, 04/15/13	125	127
7.250%, 03/15/15	400	399
6.875%, 06/01/17	375	367
Casella Waste Systems, Inc.
9.750%, 02/01/13	400	398
		1,291

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Wholesale Distributor — 0.9%
ACE Hardware Corp. 144A @
9.125%, 06/01/16	$425	$397
Nebraska Book Co., Inc.
8.625%, 03/15/12	375	309
		706
TOTAL CORPORATE BONDS (Cost $78,762)		75,448
	Number of Shares
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	10,264	2
Anvil Holdings, Inc., Class B*^	9,238	5
GeoEye Inc.*^	612	6
iPCS, Inc. 144A @*^	300	—
MDP Acquisitions Plc 144A @*^	100	4
Pathmark Stores, Inc.*^	2,350	—
TOTAL WARRANTS (Cost $89)		17
SHORT-TERM INVESTMENTS — 2.7%
T. Rowe Price Reserve Investment Fund
(Cost $2,158)	2,157,539	2,158
TOTAL INVESTMENTS — 100.0% (Cost $83,773)		$79,672

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

CONV — Convertible Security.

Plc — Public Limited Company.

LLC — Limited Liability Company.

PIK — Payment in Kind Security.

STEP — Step Coupon Bond.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at June 30, 2008 is $2,047,000.

▲  Variable Rate Security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$4,143
Level 2 — Other Significant Observable Inputs	75,464
Level 3 — Significant Unobservable Inputs	65
Total	$79,672

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value) (000)
Balance as of 12/31/2007	$—
Transfers in and/or out of Level 3	65
Balance as of 06/30/2008	$65

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 61.6%
Automobiles & Related — 1.2%
TRW Automotive Holdings Corp.*	253,500	$4,682
WABCO Holdings, Inc.	273,800	12,721
		17,403
Banking — 1.0%
First Horizon National Corp.#	243,700	1,811
State Street Corp.	117,900	7,544
SunTrust Banks, Inc.	140,200	5,078
		14,433
Broadcast/Media — 5.0%
Cablevision Systems Corp., Class A*#	727,300	16,437
DISH Network Corp., Class A*	116,300	3,405
The McGraw-Hill Cos., Inc.	95,400	3,827
Time Warner Cable, Inc., Class A*#	421,800	11,169
Time Warner, Inc.#	2,510,000	37,148
		71,986
Building & Real Estate — 0.3%
The St. Joe Co.#	111,300	3,820
Computer Services, Software & Systems — 0.8%
Microsoft Corp.	405,400	11,153
Computers & Office Equipment — 1.5%
Dell, Inc.*	1,017,100	22,254
Consumer Products — 1.9%
Fortune Brands, Inc.	219,200	13,680
Newell Rubbermaid, Inc.	784,500	13,172
		26,852
Cosmetics & Toiletries — 0.3%
Procter & Gamble Co.	79,100	4,810
Electronic Components & Semiconductors — 3.2%
Tyco Electronics Ltd.	992,725	35,559
Xilinx, Inc.	401,000	10,125
		45,684
Energy Resources & Services — 3.3%
Centerpoint Energy, Inc.	87,100	1,398
Dynegy, Inc., Class A*	438,900	3,753
PG&E Corp.#	348,200	13,820
PPL Corp.	332,400	17,375
Reliant Energy, Inc.*	24,800	527
Xcel Energy, Inc.	539,000	10,818
		47,691
Finance — 3.6%
Ameriprise Financial, Inc.	476,700	19,387
Citigroup, Inc.	173,200	2,903
Lazard Ltd., Class A#	229,100	7,824
Merrill Lynch & Co., Inc.#	249,800	7,921
Morgan Stanley#	359,700	12,974
		51,009

	Number of Shares	Value (000)†
Food & Beverages — 1.9%
Anheuser-Busch Cos., Inc.	194,300	$12,070
General Mills, Inc.	261,914	15,917
		27,987
Health Care Products — 2.7%
Baxter International, Inc.	216,300	13,830
Covidien Ltd.	523,625	25,076
		38,906
Health Care Services — 0.6%
CIGNA Corp.	92,200	3,263
WellPoint, Inc.*	119,200	5,681
		8,944
Hotels & Resorts — 0.8%
Marriott International, Inc., Class A	423,582	11,115
Insurance — 3.2%
American International Group, Inc.	22,700	601
Aon Corp.	427,500	19,639
Genworth Financial, Inc., Class A	519,043	9,244
White Mountains Insurance Group Ltd.	39,400	16,903
		46,387
Manufacturing — 6.8%
3M Co.	57,800	4,022
Danaher Corp.	470,300	36,354
General Electric Co.	273,600	7,302
Honeywell International, Inc.	32,700	1,644
Illinois Tool Works, Inc.	381,900	18,144
ITT Corp.	169,600	10,741
Tyco International Ltd.	503,225	20,149
		98,356
Oil & Gas — 9.6%
BJ Services Co.	170,100	5,433
CNX Gas Corp.*	344,000	14,462
Exxon Mobil Corp.	431,700	38,046
Japan Petroleum Exploration Co.	36,100	2,577
Murphy Oil Corp.#	134,400	13,178
Royal Dutch Shell Plc ADR	171,300	13,997
Schlumberger Ltd.	67,128	7,212
Sempra Energy#	354,500	20,012
Spectra Energy Corp.	214,500	6,165
Sunoco, Inc.#	177,400	7,218
Total SA ADR	114,900	9,798
		138,098
Paper & Related Products — 0.7%
International Paper Co.	424,400	9,889
Pharmaceuticals — 2.6%
Cardinal Health, Inc.	158,300	8,165
Merck & Co., Inc.	7,300	275
Millipore Corp.*	98,900	6,711
Pfizer, Inc.	352,200	6,153
Wyeth	325,600	15,616
		36,920

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — 4.1%
CVS Caremark Corp.	88,400	$3,498
Home Depot, Inc.	37,200	871
Kohl's Corp.*#	119,000	4,765
Lowe's Cos., Inc.	747,900	15,519
TJX Cos., Inc.#	417,900	13,151
Wal-Mart Stores, Inc.	374,500	21,047
		58,851
Services — Commercial — 3.0%
H&R Block, Inc.#	1,123,600	24,045
The Western Union Co.	761,600	18,827
		42,872
Telecommunications — 3.3%
Alcatel-Lucent ADR*#	797,200	4,815
AT&T, Inc.	889,575	29,970
Sprint Nextel Corp.#	1,314,500	12,488
		47,273
Wholesale Distributor — 0.2%
Marubeni Corp.	309,000	2,577
TOTAL COMMON STOCKS (Cost $852,233)		885,270
PREFERRED STOCKS — 6.0%
Banking — 1.7%
Bank of America Corp. CONV	24,700	21,859
National City Corp. CONV^	22	2,099
		23,958
Consumer Products — 0.9%
Newell Financial Trust I CONV	299,300	13,468
Energy Resources & Services — 0.5%
NRG Energy, Inc. CONV	3,300	7,198
Finance — 2.1%
Affiliated Managers Group, Inc. CONV	163,900	7,130
CIT Group, Inc. CONV	19,692	805
Citigroup, Inc. CONV	225,600	9,813
Federal National Mortgage Association CONV	119,900	4,592
Federal National Mortgage Association CONV	70	4,200
Merrill Lynch & Co., Inc. CONV^	62	4,030
		30,570
Insurance — 0.4%
Aspen Insurance Holdings Ltd. CONV	131,100	5,964
Telecommunications — 0.4%
Crown Castle International Corp. CONV	37,100	2,129
Lucent Technologies Capital Trust I CONV	3,839	2,918
		5,047
TOTAL PREFERRED STOCKS (Cost $94,265)		86,205

	Par (000)	Value (000)†
CORPORATE BONDS — 12.4%
Aerospace & Defense — 0.2%
Litton Industries, Inc.
8.000%, 10/15/09	$2,320	$2,436
Broadcast/Media — 2.3%
Clear Channel Communications, Inc. 4.250%, 05/15/09	275	265
Comcast Corp. 5.500%, 03/15/11	930	931
CSC Holdings, Inc. 7.250%, 07/15/08	5,710	5,710
7.625%, 04/01/11	3,625	3,553
Echostar DBS Corp. 5.750%, 10/01/08	7,390	7,390
Liberty Media LLC CONV 0.750%, 03/30/23	923	962
3.500%, 01/15/31	9,060	4,289
Time Warner, Inc. 2.915%, 11/13/09▲	8,520	8,280
Viacom, Inc. 3.150%, 06/16/09▲	1,860	1,840
		33,220
Computers & Office Equipment — 0.6%
Hewlett-Packard Co. 3.081%, 09/03/09▲	3,720	3,706
Xerox Corp. 9.750%, 01/15/09	4,355	4,483
		8,189
Consumer Products — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	925
Cosmetics & Toiletries — 0.1%
Avon Products, Inc. 7.150%, 11/15/09	930	965
Electronic Components & Semiconductors — 0.9%
Linear Technology Corp. CONV 3.000%, 05/01/27	2,315	2,208
Newport Corp. CONV 2.500%, 02/15/12	3,930	3,242
NXP b.v. 5.463%, 10/15/13▲	1,075	946
Xilinx, Inc. CONV 3.125%, 03/15/37	7,400	6,993
		13,389
Energy Resources & Services — 0.7%
Cilcorp, Inc. 8.700%, 10/15/09	1,000	1,022
Duke Energy Ohio, Inc. 5.700%, 09/15/12	3,222	3,274
Peabody Energy Corp. CONV 4.750%, 12/15/36	2,400	3,963
Southern Power Co. 6.250%, 07/15/12	1,860	1,938
		10,197

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Finance — 0.6%
Ford Motor Credit Co. LLC 7.163%, 04/15/12▲	$2,328	$2,182
GMAC LLC 5.625%, 05/15/09	450	417
IBM International Group Capital LLC 3.646%, 07/29/09▲	1,860	1,866
SLM Corp. 3.471%, 07/27/09▲	2,000	1,875
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,747
		8,087
Food & Beverages — 0.3%
HJ Heinz Finance Co. 6.625%, 07/15/11	930	971
Kraft Foods, Inc. 4.125%, 11/12/09	1,670	1,667
6.250%, 06/01/12	2,345	2,396
		5,034
Health Care Products — 0.7%
Henry Schein, Inc. CONV 3.000%, 08/15/34	6,657	8,221
Medtronic Inc. CONV 1.500%, 04/15/11	1,765	1,875
		10,096
Health Care Services — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	4,134
Hotels & Gaming — 0.2%
MGM Mirage 6.000%, 10/01/09	3,250	3,197
Hotels & Resorts — 0.1%
Host Hotels & Resorts LP 144A @CONV^
2.625%, 04/15/27	2,630	2,127
Insurance — 0.5%
Marsh & McLennan Cos., Inc. 7.125%, 06/15/09	1,991	2,011
USF&G Corp. CONV 1.375%, 03/03/09+	4,784	4,617
		6,628
Manufacturing — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	444
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc. 5.883%, 04/01/15▲	6,350	6,413
Newmont Mining Corp. 144A @CONV^
1.250%, 07/15/14	1,179	1,525
1.625%, 07/15/17	528	680
		8,618

	Par (000)	Value (000)†
Mixed Industrial/Office — 0.0%
Kilroy Realty LP 144A @CONV^ 3.250%, 04/15/12	$557	$450
Oil & Gas — 1.5%
Oil States International, Inc. CONV 2.375%, 07/01/25	6,444	13,500
Schlumberger Ltd. CONV 2.125%, 06/01/23	1,810	4,885
Williams Cos., Inc.
8.125%, 03/15/12	2,800	2,940
		21,325
Paper & Related Products — 0.1%
International Paper Co. 7.400%, 06/15/14	900	898
Pharmaceuticals — 0.8%
Allergan, Inc. CONV 1.500%, 04/01/26	218	230
Millipore Corp. CONV 3.750%, 06/01/26	5,464	5,498
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	4,764	4,085
Wyeth 6.950%, 03/15/11	930	984
		10,797
Regional Malls — 0.1%
General Growth Properties, Inc. 144A @CONV^ 3.980%, 04/15/27	2,725	2,136
Retail — 0.7%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	2,809	1,643
Home Depot, Inc. 5.200%, 03/01/11	3,420	3,392
Penske Auto Group, Inc. 7.750%, 12/15/16	1,050	919
Penske Auto Group Inc. CONV 3.500%, 04/01/26	882	818
The Kroger Co.
6.800%, 04/01/11	1,940	2,023
Wal-Mart Stores, Inc.
4.125%, 07/01/10	1,860	1,885
		10,680
Telecommunications — 0.9%
American Tower Corp. 7.500%, 05/01/12	75	76
7.125%, 10/15/12	1,425	1,439
JDS Uniphase Corp. CONV 1.000%, 05/15/26	3,944	3,052
Lucent Technologies, Inc. CONV 2.875%, 06/15/23	4,020	3,663
2.875%, 06/15/25	5,931	4,693
		12,923

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

FLEXIBLY MANAGED FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Waste Management — 0.1%
Waste Management, Inc. 7.375%, 08/01/10	$1,630	$1,703
TOTAL CORPORATE BONDS (Cost $173,643)		178,598
LOAN AGREEMENTS — 0.7%
Broadcast/Media — 0.1%
CSC Holdings, Inc.^‡ 6.896%, 05/02/14	1,244	1,181
Energy Resources & Services — 0.3%
Texas Competitive Electric Holdings Co. LLC - Tranche B-1^‡ 6.523%, 10/10/14	4,480	4,141
Entertainment & Leisure — 0.0%
Cedar Fair LP^‡ 5.122%, 08/30/12	746	706
Hotels & Gaming — 0.1%
MGM Mirage^‡ 3.412%, 10/03/11	1,750	1,575
Paper & Related Products — 0.2%
Georgia-Pacific Corp.^‡ 4.890%, 12/20/12	2,487	2,341
TOTAL LOAN AGREEMENTS (Cost $9,810)		9,944
	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10	43	9
Danaher Corp., $80, 01/16/10	46	49
International Paper Co., $35, 01/16/10	47	3
Johnson & Johnson, $65, 01/16/10	141	76
Johnson & Johnson, $70, 01/16/10	87	25
Northrop Grumman Corp., $80, 01/16/10	17	7
WellPoint, Inc., $50, 01/16/10	144	118
WellPoint, Inc., $55, 01/17/09	576	161
TOTAL PURCHASED OPTIONS (Cost $550)		448
	Number of Shares
SHORT-TERM INVESTMENTS — 12.6%
T. Rowe Price Reserve Investment Fund
(Cost $180,945)	180,944,800	180,945

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 6.9%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$1,987	$1,987
Barclays Time Deposit 2.820%, 07/01/08	994	994
Citigroup Variable Rate Master Note 2.680%, 07/01/08	20,773	20,773
CS First Boston Time Deposit 2.150%, 07/02/08	1,987	1,987
Deutsche Bank Time Deposit 2.250%, 07/01/08	4,968	4,968
Dexia Time Deposit 3.000%, 07/01/08	3,212	3,212
Institutional Money Market Trust 2.730%, 07/01/08	62,097	62,097
National Bank of Canada Time Deposit 2.750%, 07/02/08	2,981	2,981
TOTAL SECURITIES LENDING COLLATERAL (Cost $98,999)		98,999
	Number of Contracts
WRITTEN OPTIONS — (0.2%)
Call Options — (0.2%)
3M Co., $90, 01/17/09	(422)	(17)
Aon Corp., $50, 01/17/09	(1,531)	(344)
AT&T, Inc., $42.5, 01/17/09	(902)	(30)
AT&T, Inc., $45, 01/17/09	(902)	(18)
Baxter International, Inc., $70, 01/17/09	(587)	(126)
BJ Services Co., $30, 01/17/09	(1,180)	(590)
Cardinal Health, Inc., $60, 01/17/09	(338)	(41)
CVS Caremark Corp., $45, 01/17/09	(833)	(142)
General Electric Co., $40, 01/17/09	(1,000)	(9)
General Electric Co., $42.5, 01/17/09	(910)	(4)
General Mills, Inc., $65, 01/17/09	(2,046)	(378)
H&R Block, Inc., $25, 01/17/09	(915)	(128)
ITT Corp., $70, 01/17/09	(530)	(140)
Lowe's Cos., Inc., $27.5, 01/17/09	(1,418)	(84)
Pfizer, Inc., $25, 01/17/09	(2,508)	(23)
Proctor & Gamble Co., $75, 01/17/09	(664)	(17)
TJX Cos., Inc., $35, 01/17/09	(1,070)	(214)
Tyco International Ltd., $50, 01/17/09	(750)	(7)
Wal-Mart Stores, Inc., $55, 01/17/09	(683)	(386)
Wal-Mart Stores, Inc., $55, 01/17/09	(640)	(362)
Wal-Mart Stores, Inc., $60, 01/17/09	(683)	(198)
Wyeth, $50, 01/17/09	(766)	(260)
Xilinx, Inc., $30, 01/17/09	(1,266)	(133)
TOTAL WRITTEN OPTIONS (Premiums received $(4,599))		(3,651)
TOTAL INVESTMENTS — 100.0% (Cost $1,405,846)		$1,436,758

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

FLEXIBLY MANAGED FUND

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

CONV — Convertible Security.

Plc — Public Limited Company.

LLC — Limited Liability Company.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at June 30, 2008 is $22,992,000.

▲   Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

‡  Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2008. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$1,136,124
Level 2 — Other Significant Observable Inputs	296,604
Level 3 — Significant Unobservable Inputs	4,030
Total	$1,436,758

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value) (000)
Balance as of 12/31/2007	$—
Transfers in and/or out of Level 3	4,030
Balance as of 06/30/2008	$4,030

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 89.0%
Aerospace & Defense — 0.7%
General Dynamics Corp.	13,400	$1,128
Banking — 1.6%
Northern Trust Corp.	11,400	782
State Street Corp.	26,000	1,664
		2,446
Broadcast/Media — 3.4%
Naspers Ltd.	41,500	903
Rogers Communications, Inc., Class B	16,800	649
Shaw Communications, Inc., Class B	39,200	798
The McGraw-Hill Cos., Inc.#	75,400	3,025
		5,375
Chemicals — 3.0%
Monsanto Co.	16,500	2,086
Potash Corp. of Saskatchewan	3,700	846
Praxair, Inc.#	19,200	1,809
		4,741
Computer Services, Software & Systems — 9.8%
Amazon.com, Inc.*#	20,000	1,467
Autodesk, Inc.*	30,900	1,045
B2W Companhia Global Do Varejo	9,500	345
Electronic Arts, Inc.*	19,800	880
Expedia, Inc.*	33,977	625
Google, Inc., Class A*	9,100	4,790
McAfee, Inc.*	15,300	521
Microsoft Corp.	109,975	3,025
priceline.com, Inc.*#	3,300	381
TENCENT Holdings Ltd.	129,600	1,005
VeriSign, Inc.*	37,500	1,418
		15,502
Computers & Office Equipment — 3.5%
Apple, Inc.*	25,200	4,219
Dell, Inc.*	34,500	755
EMC Corp.*	37,500	551
		5,525
Consumer Products — 0.3%
Reckitt Benckiser Group Plc	9,100	460
Cosmetics & Toiletries — 0.9%
Procter & Gamble Co.	24,212	1,472
Electronic Components & Semiconductors — 2.4%
Dolby Laboratories, Inc., Class A*	16,900	681
Hon Hai Precision Industry Co. Ltd. GDR	67,300	671
Intel Corp.	31,800	683
Marvell Technology Group Ltd.*#	95,100	1,679
		3,714
Energy Resources & Services — 0.7%
The AES Corp.*	54,300	1,043

	Number of Shares	Value (000)†
Engineering & Construction — 1.5%
Foster Wheeler Ltd.*	18,000	$1,317
McDermott International, Inc.*	16,200	1,003
		2,320
Entertainment & Leisure — 2.2%
International Game Technology, Inc.	34,000	849
Nintendo Co. Ltd.	4,700	2,665
		3,514
Finance — 3.3%
BlackRock, Inc.#	3,300	584
Bovespa Holding SA	91,100	1,125
CME Group, Inc.#	1,800	690
Franklin Resources, Inc.	13,100	1,201
Redecard SA	32,500	601
The Goldman Sachs Group, Inc.	6,000	1,049
		5,250
Food & Beverages — 2.1%
Groupe Danone	11,522	806
Nestle SA	15,280	686
PepsiCo, Inc.	19,400	1,234
SYSCO Corp.	23,600	649
		3,375
Health Care Products — 5.2%
Alcon, Inc.	6,600	1,074
Baxter International, Inc.	10,900	697
Becton, Dickinson and Co.	12,300	1,000
Covidien Ltd.	24,950	1,195
Medtronic, Inc.	37,900	1,961
St. Jude Medical, Inc.*	18,600	760
Stryker Corp.	18,300	1,151
Zimmer Holdings, Inc.*	5,400	367
		8,205
Health Care Services — 3.8%
Aetna, Inc.	41,600	1,686
CIGNA Corp	29,100	1,030
Humana, Inc.*	15,700	624
Laboratory Corp. of America Holdings*	11,700	815
WellPoint, Inc.*	37,500	1,787
		5,942
Hotels & Gaming — 0.7%
Las Vegas Sands Corp.*#	20,400	968
MGM Mirage, Inc.*#	4,428	150
		1,118
Insurance — 0.6%
Assurant, Inc.	14,500	956
Machinery & Heavy Equipment — 1.0%
Deere & Co.	12,800	923
Joy Global, Inc.	8,500	645
		1,568

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Manufacturing — 3.0%
Danaher Corp.	52,600	$4,066
General Electric Co.	28,100	750
		4,816
Metals & Mining — 2.6%
BHP Billiton Ltd.	49,195	2,094
Freeport-McMoRan Copper & Gold, Inc.	10,400	1,219
Kinross Gold Corp.#	34,500	815
		4,128
Oil & Gas — 11.2%
Baker Hughes, Inc.	21,900	1,913
Chevron Corp.	8,200	813
EOG Resources, Inc.	11,800	1,548
Exxon Mobil Corp.	24,500	2,159
Murphy Oil Corp.#	9,500	931
Petroleo Brasileiro SA ADR	26,200	1,518
Schlumberger Ltd.	46,200	4,963
Smith International, Inc.	7,900	657
Spectra Energy Corp.	12,600	362
Suncor Energy, Inc.	13,000	756
Total SA	25,248	2,149
		17,769
Pharmaceuticals — 6.8%
Allergan, Inc.#	22,500	1,171
Celgene Corp.*	8,600	549
Elan Corp. Plc ADR*	25,000	889
Express Scripts, Inc.*	10,400	652
Genentech, Inc.*	23,000	1,746
Gilead Sciences, Inc.*	51,600	2,732
Medco Health Solutions, Inc.*	29,700	1,402
Wyeth	32,300	1,549
		10,690
Restaurants — 1.2%
Yum! Brands, Inc.	55,000	1,930
Retail — 3.1%
Costco Wholesale Corp.#	20,200	1,417
CVS Caremark Corp.	79,579	3,149
Lojas Renner SA	17,000	336
		4,902
Services — Commercial — 5.2%
Accenture Ltd., Class A	46,500	1,893
Automatic Data Processing, Inc.	36,400	1,525
Mastercard, Inc., Class A#	5,800	1,540
McKesson Corp.	14,700	822
Moody's Corp.#	19,900	685
The Western Union Co.	21,400	529
Visa, Inc., Class A*	15,200	1,236
		8,230
Telecommunications — 7.8%
America Movil S.A.B. de C.V., Series L ADR	34,400	1,815
American Tower Corp., Class A*#	41,800	1,766

	Number of Shares	Value (000)†
Telecommunications — (continued)
Cisco Systems, Inc.*	69,700	$1,621
Corning, Inc.	29,300	675
Crown Castle International Corp.*	61,800	2,394
Juniper Networks, Inc.*	34,000	754
Leap Wireless International, Inc.*	8,700	376
MetroPCS Communications, Inc.*	13,400	237
Mobile TeleSystems OJSC ADR	8,700	667
QUALCOMM, Inc.	31,700	1,407
Vimpel-Communications OJSC ADR#	21,800	647
		12,359
Textiles & Apparel — 0.4%
NIKE, Inc., Class B	11,300	674
Transportation & Related Services — 1.0%
Expeditors International of Washington, Inc.	16,300	701
Union Pacific Corp.	11,500	868
		1,569
TOTAL COMMON STOCKS (Cost $128,745)		140,721
SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	486,747	487
BlackRock Liquidity Funds TempFund - Institutional Shares	486,746	487
T. Rowe Price Reserve Investment Fund	366,087	366
TOTAL SHORT-TERM INVESTMENTS (Cost $1,340)		1,340
	Par (000)
SECURITIES LENDING COLLATERAL — 10.2%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$495	495
Barclays Time Deposit 2.820%, 07/01/08	247	247
Citigroup Variable Rate Master Note 2.680%, 07/01/08	814	814
CS First Boston Time Deposit 2.150%, 07/02/08	495	495
Deutsche Bank Time Deposit 2.250%, 07/01/08	1,236	1,236
Dexia Time Deposit 3.000%, 07/01/08	126	126
Institutional Money Market Trust 2.730%, 07/01/08	11,980	11,980
National Bank of Canada Time Deposit 2.750%, 07/02/08	742	742
TOTAL SECURITIES LENDING COLLATERAL (Cost $16,135)		16,135
TOTAL INVESTMENTS — 100.0% (Cost $146,220)		$158,196

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

GROWTH STOCK FUND

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

GDR — Global Depository Receipt

Plc — Public Limited Company

OJSC — Open Joint Stock Company

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value (000)†
United States	80.8%	$113,718
Brazil	2.8%	3,925
Canada	2.8%	3,864
Bermuda	2.5%	3,572
France	2.1%	2,955
Japan	1.9%	2,665
Australia	1.5%	2,094
Mexico	1.3%	1,815
Switzerland	1.3%	1,760
Russia	0.9%	1,314
China	0.7%	1,005
South Africa	0.6%	903
Taiwan	0.5%	671
United Kingdom	0.3%	460
	100.0%	$140,721
Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$130,621
Level 2 — Other Significant Observable Inputs	27,575
Level 3 — Significant Unobservable Inputs	—
Total	$158,196

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 85.1%
Agricultural Products — 1.8%
Archer-Daniels-Midland Co.#	92,100	$3,108
Philip Morris International, Inc.	9,700	479
		3,587
Airlines — 0.4%
Delta Air Lines, Inc.*#	131,100	747
Banking — 11.1%
Bank of America Corp.	88,560	2,114
BB&T Corp.#	14,500	330
Capital One Financial Corp.#	40,200	1,528
Fifth Third Bancorp#	86,200	878
M&T Bank Corp.#	13,700	966
PNC Financial Services Group, Inc.	59,300	3,386
SunTrust Banks, Inc.	21,600	782
The Bank of New York Mellon Corp.	159,673	6,040
Wachovia Corp.#	54,000	839
Wells Fargo & Co.#	222,900	5,294
		22,157
Broadcast/Media — 0.2%
Comcast Corp., Class A	25,700	488
Chemicals — 3.1%
Monsanto Co.	27,200	3,439
Praxair, Inc.#	29,200	2,752
		6,191
Computer Services, Software & Systems — 5.8%
Adobe Systems Inc.*	17,000	670
IAC/InterActiveCorp*	219,900	4,240
Microsoft Corp.	151,000	4,154
Oracle Corp.*	120,400	2,528
		11,592
Computers & Office Equipment — 1.7%
Hewlett-Packard Co.	46,800	2,069
Sun Microsystems, Inc.*	114,050	1,241
		3,310
Electronic Components & Semiconductors — 2.0%
Emerson Electric Co.	57,200	2,829
Texas Instruments, Inc.#	40,000	1,126
		3,955
Energy Resources & Services — 1.3%
Peabody Energy Corp.#	12,700	1,118
PG&E Corp.#	19,400	770
Progress Energy, Inc.	17,000	711
		2,599
Finance — 9.2%
Federal National Mortgage Association	234,100	4,567
JPMorgan Chase & Co.	184,500	6,330
Merrill Lynch & Co., Inc.#	169,800	5,384
The Charles Schwab Corp.	32,400	665
The Goldman Sachs Group, Inc.	7,500	1,312
		18,258

	Number of Shares	Value (000)†
Food & Beverages — 4.4%
Coca-Cola Enterprises, Inc.#	216,421	$3,744
General Mills, Inc.	28,100	1,708
Kraft Foods, Inc., Class A	116,500	3,314
		8,766
Health Care Products — 2.1%
Boston Scientific Corp.*#	252,390	3,102
Covidien Ltd.	24,200	1,159
		4,261
Insurance — 2.0%
AON Corp.	78,500	3,606
MetLife, Inc.	7,300	385
		3,991
Machinery & Heavy Equipment — 0.5%
Caterpillar, Inc.#	14,000	1,033
Manufacturing — 4.5%
Eaton Corp.	43,644	3,708
General Electric Co.	196,200	5,237
		8,945
Metals & Mining — 2.4%
Barrick Gold Corp.#	57,900	2,634
Companhia Vale Do Rio Doce ADR	15,200	544
Freeport-McMoRan Copper & Gold, Inc.	14,300	1,676
		4,854
Oil & Gas — 10.0%
Chevron Corp.	22,400	2,221
Devon Energy Corp.	16,800	2,019
El Paso Corp.	60,000	1,304
EOG Resources, Inc.	19,200	2,519
Exxon Mobil Corp.	53,200	4,689
Halliburton Co.	35,200	1,868
Schlumberger Ltd.	17,300	1,859
Smith International, Inc.	19,500	1,621
XTO Energy, Inc.	26,575	1,821
		19,921
Pharmaceuticals — 6.9%
Abbott Laboratories	81,000	4,291
Amgen, Inc.*	50,600	2,386
Eli Lilly & Co.	38,100	1,759
Teva Pharmaceutical Industries Ltd. ADR#	68,800	3,151
Wyeth	46,000	2,206
		13,793
Retail — 7.8%
CVS Caremark Corp.	36,400	1,440
Home Depot, Inc.	43,200	1,012
J. Crew Group, Inc.*#	53,700	1,773
SUPERVALU, Inc.	23,605	729
The Kroger Co.	195,000	5,630
Wal-Mart Stores, Inc.	86,800	4,878
		15,462

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Services — Commercial — 2.1%
Hertz Global Holdings, Inc.*	229,069	$2,199
The Western Union Co.	76,600	1,894
		4,093
Telecommunications — 3.2%
AT&T, Inc.	85,897	2,894
Corning, Inc.	45,500	1,049
QUALCOMM, Inc.	52,900	2,347
		6,290
Transportation & Related Services — 1.8%
Canadian National Railway Co.#	21,500	1,034
Norfolk Southern Corp.	11,600	727
United Parcel Service, Inc., Class B	29,900	1,838
		3,599
Waste Management — 0.8%
Waste Management, Inc.#	40,872	1,541
TOTAL COMMON STOCKS (Cost $183,543)		169,433
REAL ESTATE INVESTMENT TRUSTS — 0.4%
Real Estate — 0.4%
Annaly Capital Management, Inc. (Cost $702)	44,800	695
SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	615,050	615
BlackRock Liquidity Funds TempFund - Institutional Shares	615,050	615
TOTAL SHORT-TERM INVESTMENTS (Cost $1,230)		1,230
	Par (000)
SECURITIES LENDING COLLATERAL — 13.9%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$630	630
Barclays Time Deposit 2.820%, 07/01/08	315	315
CS First Boston Time Deposit 2.150%, 07/02/08	629	629
Deutsche Bank Time Deposit 2.250%, 07/01/08	1,574	1,574
Institutional Money Market Trust 2.730%, 07/01/08	23,498	23,498
National Bank of Canada Time Deposit 2.750%, 07/02/08	944	944
TOTAL SECURITIES LENDING COLLATERAL (Cost $27,590)		27,590
TOTAL INVESTMENTS — 100.0% (Cost $213,065)		$198,948

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$171,358
Level 2 — Other Significant Observable Inputs	27,590
Level 3 — Significant Unobservable Inputs	—
Total	$198,948

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 84.0%
Aerospace & Defense — 3.7%
BE Aerospace, Inc.*	5,724	$133
Lockheed Martin Corp.	5,248	518
United Technologies Corp.	7,572	467
		1,118
Agricultural Products — 1.1%
Lorillard, Inc.*	3,027	209
Philip Morris International, Inc.	2,868	142
		351
Banking — 0.6%
State Street Corp.	2,817	180
Broadcast/Media — 2.5%
Discovery Holding Co., Class A*	9,844	216
The Walt Disney Co.	17,402	543
		759
Building & Real Estate — 0.6%
Chicago Bridge & Iron Co. NV	4,688	187
Chemicals — 2.4%
CF Industries Holdings, Inc.	817	125
Ecolab, Inc.	3,624	156
Monsanto Co.	2,098	265
Praxair, Inc.#	1,844	174
		720
Computer Services, Software & Systems — 7.4%
BMC Software, Inc.*	7,051	254
eBay, Inc.*	12,921	353
Google, Inc., Class A*	418	220
Microsoft Corp.	35,810	985
Oracle Corp.*	21,178	445
		2,257
Computers & Office Equipment — 6.8%
Apple, Inc.*#	4,107	688
EMC Corp.*	14,646	215
Hewlett-Packard Co.#	13,558	599
International Business Machines Corp.	4,838	573
		2,075
Containers — 0.5%
Crown Holdings, Inc.*	5,288	137
Cosmetics & Toiletries — 1.5%
Alberto-Culver Co.	7,809	205
Procter & Gamble Co.	4,108	250
		455
Electronic Components & Semiconductors — 5.2%
Avnet, Inc.*	6,392	174
Intel Corp.	29,275	629
MEMC Electronic Materials, Inc.*	3,149	194
NVIDIA Corp.*	9,498	178
Texas Instruments, Inc.	7,398	208
Thermo Fisher Scientific, Inc.*#	3,791	211
		1,594

	Number of Shares	Value (000)†
Energy Resources & Services — 2.0%
Constellation Energy Group, Inc.	2,094	$172
Exelon Corp.	2,288	206
Peabody Energy Corp.#	2,707	238
		616
Finance — 1.7%
BlackRock, Inc.#	992	176
IntercontinentalExchange, Inc.*	1,465	167
Morgan Stanley	4,898	177
		520
Food & Beverages — 3.2%
General Mills, Inc.	8,678	527
PepsiCo, Inc.	1,790	114
The Coca-Cola Co.	6,445	335
		976
Health Care Products — 3.8%
Baxter International, Inc.#	6,791	434
Becton, Dickinson & Co.	2,514	204
C.R. Bard, Inc.	2,192	193
DENTSPLY International, Inc.#	5,436	200
Johnson & Johnson	2,018	130
		1,161
Health Care Services — 1.5%
Medco Health Solutions, Inc.*	5,011	237
WellPoint, Inc.*	4,649	222
		459
Hotels & Gaming — 0.4%
MGM Mirage, Inc.*#	3,724	126
Insurance — 0.5%
Prudential Financial, Inc.	2,639	158
Machinery & Heavy Equipment — 1.4%
Cummins, Inc.	4,081	267
Deere & Co.	2,435	176
		443
Manufacturing — 1.6%
Honeywell International, Inc.	9,450	475
Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	1,508	177
United States Steel Corp.	695	128
		305
Oil & Gas — 10.4%
Cameron International Corp.*	3,880	215
Chesapeake Energy Corp.#	3,430	226
Exxon Mobil Corp.	4,232	373
National-Oilwell Varco, Inc.*	4,357	387
Noble Energy, Inc.	2,279	229
Occidental Petroleum Corp.	4,452	400
Pride International, Inc.*	5,846	276
Schlumberger Ltd.#	6,033	648

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

LARGE CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Superior Energy Services, Inc.*	3,845	$212
XTO Energy, Inc.	3,415	234
		3,200
Pharmaceuticals — 4.9%
Abbott Laboratories#	1,250	66
Celgene Corp.*	3,476	222
Gilead Sciences, Inc.*	7,820	414
Herbalife Ltd.	5,290	205
Merck & Co., Inc.	3,405	128
Schering-Plough Corp.	13,138	259
Teva Pharmaceutical Industries Ltd. ADR	4,703	215
		1,509
Restaurants — 0.6%
Yum! Brands, Inc.	5,622	197
Retail — 6.2%
CVS Caremark Corp.	13,212	523
Dollar Tree, Inc.*	7,663	251
GameStop Corp., Class A*	3,912	158
Guess?, Inc.#	5,304	199
Target Corp.	4,116	191
The Kroger Co.	8,770	253
TJX Cos., Inc.	6,693	211
Wal-Mart Stores, Inc.	2,279	128
		1,914
Services — Commercial — 3.0%
Accenture Ltd., Class A	5,716	233
Manpower, Inc.	3,666	214
Mastercard, Inc., Class A	936	249
McKesson Corp.#	4,091	229
		925
Telecommunications — 4.8%
Amdocs Ltd.*	6,923	204
Cisco Systems, Inc.*#	12,432	289
Harris Corp.	4,280	216
QUALCOMM, Inc.	12,914	573
Telephone & Data Systems, Inc.	3,964	187
		1,469
Textiles & Apparel — 1.2%
NIKE, Inc., Class B	6,063	361
Transportation & Related Services — 2.1%
Expeditors International of Washington, Inc.	4,612	198
Union Pacific Corp.	6,078	459
		657
Waste Management — 0.7%
Republic Services, Inc.	7,092	211
Wholesale Distributor — 0.7%
WESCO International, Inc.*	5,634	226
TOTAL COMMON STOCKS (Cost $25,392)		25,741

	Number of Shares	Value (000)†
EXCHANGE TRADED FUNDS — 0.8%
iShares Dow Jones US Real Estate Index Fund
(Cost $257)	3,915	$238
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Provident Institutional Funds - TempCash	69,251	70
BlackRock Provident Institutional Funds - TempFund	69,251	69
TOTAL SHORT-TERM INVESTMENTS (Cost $139)		139
	Par (000)
SECURITIES LENDING COLLATERAL — 14.7%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$50	50
Barclays Time Deposit 2.820%, 07/01/08	25	25
CS First Boston Time Deposit 2.150%, 07/02/08	50	50
Deutsche Bank Time Deposit 2.250%, 07/01/08	124	124
Institutional Money Market Trust 2.730%, 07/01/08	4,196	4,196
National Bank Of Canada Time Deposit 2.750%, 07/02/08	75	75
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,520)		4,520
TOTAL INVESTMENTS — 100.0% (Cost $30,308)		$30,638

†  See Security Valuation Note.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$26,118
Level 2 — Other Significant Observable Inputs	4,520
Level 3 — Significant Unobservable Inputs	—
Total	$30,638

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 88.5%
Advertising — 0.2%
Interpublic Group of Cos., Inc.*	9,234	$79
Omnicom Group, Inc.	6,267	281
		360
Aerospace & Defense — 2.0%
Boeing Co.	14,703	966
General Dynamics Corp.	7,797	657
Goodrich Corp.	2,447	116
L-3 Communications Holdings, Inc.	2,400	218
Lockheed Martin Corp.	6,609	652
Northrop Grumman Corp.	6,692	448
Raytheon Co.	8,276	466
Rockwell Collins, Inc.	3,145	151
United Technologies Corp.	19,042	1,175
		4,849
Agricultural Products — 1.6%
Altria Group, Inc.	40,978	843
Archer-Daniels-Midland Co.#	12,599	425
Lorillard, Inc.*	3,403	235
Philip Morris International, Inc.	41,271	2,038
Reynolds American, Inc.	3,351	156
UST, Inc.	2,892	158
		3,855
Airlines — 0.1%
Southwest Airlines Co.	14,317	187
Automobiles & Related — 0.4%
Ford Motor Co.*#	43,867	211
General Motors Corp.#	11,077	127
Johnson Controls, Inc.	11,611	333
PACCAR, Inc.	7,144	299
The Goodyear Tire & Rubber Co.*	4,706	84
		1,054
Banking — 3.6%
Bank of America Corp.	87,124	2,080
BB&T Corp.#	10,699	244
Capital One Financial Corp.#	7,341	279
Comerica, Inc.	2,944	75
Fifth Third Bancorp	11,246	114
First Horizon National Corp.#	3,654	27
Huntington Bancshares, Inc.#	7,165	41
KeyCorp	9,499	104
M&T Bank Corp.	1,508	106
Marshall & Ilsley Corp.	5,071	78
National City Corp.#	14,876	71
Northern Trust Corp.	3,747	257
PNC Financial Services Group, Inc.	6,766	386
Regions Financial Corp.#	13,594	148
State Street Corp.	8,347	534
SunTrust Banks, Inc.	6,888	249
The Bank of New York Mellon Corp.	22,380	847
U.S. Bancorp	34,056	950
Wachovia Corp.#	41,827	650

	Number of Shares	Value (000)†
Banking — (continued)
Wells Fargo & Co.	64,620	$1,535
Zions Bancorporation#	2,104	66
		8,841
Broadcast/Media — 2.4%
CBS Corp., Class B#	13,325	260
Clear Channel Communications, Inc.	9,741	343
Comcast Corp., Class A	57,934	1,099
E.W. Scripps Co., Class A	1,756	73
Gannett Co., Inc.	4,474	97
Meredith Corp.#	724	20
News Corp., Class A	45,060	678
The DIRECTV Group, Inc.*	13,900	360
The McGraw-Hill Cos., Inc.	6,286	252
The New York Times Co., Class A#	2,813	43
The Walt Disney Co.	37,277	1,163
The Washington Post Co., Class B	113	66
Time Warner, Inc.#	70,014	1,036
Viacom, Inc., Class B*	12,381	378
		5,868
Building & Real Estate — 0.1%
CB Richard Ellis Group, Inc., Class A*	3,401	65
Centex Corp.	2,416	32
D.R. Horton, Inc.#	5,376	58
KB Home#	1,507	26
Lennar Corp., Class A#	2,736	34
Pulte Homes, Inc.#	4,179	40
		255
Building Products & Supplies — 0.0%
Masco Corp.	7,077	111
Chemicals — 1.9%
Air Products & Chemicals, Inc.#	4,121	407
Ashland, Inc.	1,095	53
E.I. du Pont de Nemours & Co.	17,623	756
Eastman Chemical Co.#	1,491	103
Ecolab, Inc.	3,433	148
Hercules, Inc.	2,213	37
International Flavors & Fragrances, Inc.	1,575	62
Monsanto Co.	10,737	1,358
PPG Industries, Inc.	3,210	184
Praxair, Inc.#	6,126	577
Rohm & Haas Co.	2,454	114
Sigma-Aldrich Corp.	2,522	136
The Dow Chemical Co.	18,204	636
The Sherwin-Williams Co.	1,934	89
		4,660
Computer Services, Software & Systems — 5.4%
Adobe Systems, Inc.*	10,405	410
Affiliated Computer Services, Inc., Class A*	1,885	101
Akamai Technologies, Inc.*#	3,291	115
Amazon.com, Inc.*	6,047	443
Autodesk, Inc.*	4,381	148
BMC Software, Inc.*	3,737	135

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Computer Services, Software & Systems — (continued)
CA, Inc.	7,639	$176
Citrix Systems, Inc.*	3,591	106
Cognizant Technology Solutions, Inc., Class A*	5,652	184
Computer Sciences Corp.*	2,957	139
Compuware Corp.*	5,119	49
eBay, Inc.*	21,628	591
Electronic Arts, Inc.*	6,230	277
Electronic Data Systems Corp.	9,838	242
Expedia, Inc.*	4,088	75
Fidelity National Information Services, Inc.	3,359	124
Fiserv, Inc.*	3,207	146
Google, Inc., Class A*	4,547	2,394
IAC/InterActiveCorp*	3,545	68
IMS Health, Inc.	3,548	83
Intuit, Inc.*	6,280	173
Microsoft Corp.	156,715	4,311
Novell, Inc.*	6,923	41
Oracle Corp.*	77,613	1,630
Symantec Corp.*	16,438	318
Unisys Corp.*	6,970	28
VeriSign, Inc.*	3,809	144
Yahoo!, Inc.*	26,920	556
		13,207
Computers & Office Equipment — 4.4%
Apple, Inc.*	17,250	2,888
Avery Dennison Corp.#	2,083	92
Dell, Inc.*	39,542	865
EMC Corp.*	40,448	594
Hewlett-Packard Co.	48,254	2,133
International Business Machines Corp.	26,873	3,185
Lexmark International, Inc., Class A*	1,862	62
NetApp, Inc.*	6,721	146
Pitney Bowes, Inc.	4,061	138
SanDisk Corp.*	4,397	82
Sun Microsystems, Inc.*#	15,296	166
Teradata Corp.*	3,516	81
Xerox Corp.	17,592	239
		10,671
Consumer Products — 0.4%
Clorox Co.	2,697	141
Fortune Brands, Inc.	3,007	188
Harman International Industries, Inc.	1,138	47
Kimberly-Clark Corp.	8,187	489
Newell Rubbermaid, Inc.	5,417	91
Whirlpool Corp.#	1,469	91
		1,047
Containers — 0.1%
Ball Corp.	1,913	91
Bemis Co., Inc.	1,949	44
Pactiv Corp.*	2,558	54
Sealed Air Corp.	3,133	60
		249

	Number of Shares	Value (000)†
Cosmetics & Toiletries — 1.9%
Avon Products, Inc.	8,350	$301
Colgate-Palmolive Co.	9,935	687
Procter & Gamble Co.	59,735	3,632
The Estee Lauder Cos., Inc., Class A	2,237	104
		4,724
Diversified Operations — 0.1%
Leucadia National Corp.	3,460	162
Electronic Components & Semiconductors — 3.2%
Advanced Micro Devices, Inc.*#	11,868	69
Agilent Technologies, Inc.*	7,045	250
Altera Corp.#	5,865	121
Analog Devices, Inc.#	5,676	180
Applera Corp. - Applied Biosystems Group	3,300	110
Applied Materials, Inc.	26,521	506
Broadcom Corp., Class A*	8,751	239
Emerson Electric Co.	15,276	755
Intel Corp.	112,075	2,407
Jabil Circuit, Inc.	4,092	67
KLA-Tencor Corp.	3,327	135
Linear Technology Corp.#	4,341	141
LSI Corp.*	12,472	77
MEMC Electronic Materials, Inc.*	4,456	274
Microchip Technology, Inc.	3,618	111
Micron Technology, Inc.*	14,886	89
Molex, Inc.	2,723	66
National Semiconductor Corp.	4,223	87
Novellus Systems, Inc.*#	1,953	41
NVIDIA Corp.*	10,854	203
PerkinElmer, Inc.	2,316	65
QLogic Corp.*	2,593	38
Teradyne, Inc.*	3,357	37
Texas Instruments, Inc.#	25,881	729
Thermo Fisher Scientific, Inc.*#	8,182	456
Tyco Electronics Ltd.	9,353	335
Waters Corp.*	1,958	126
Xilinx, Inc.	5,464	138
		7,852
Energy Resources & Services — 3.7%
Allegheny Energy, Inc.	3,287	165
Ameren Corp.#	4,098	173
American Electric Power Co., Inc.	7,857	316
Centerpoint Energy, Inc.	6,422	103
CMS Energy Corp.	4,407	66
Consol Energy, Inc.	3,576	402
Consolidated Edison, Inc.#	5,334	209
Constellation Energy Group, Inc.	3,490	287
Dominion Resources, Inc.	11,309	537
DTE Energy Co.#	3,192	135
Duke Energy Corp.	24,743	430
Dynegy, Inc., Class A*	9,721	83
Edison International	6,374	328
Entergy Corp.	3,747	451
Exelon Corp.	12,835	1,155

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Energy Resources & Services — (continued)
FirstEnergy Corp.	5,964	$491
FPL Group, Inc.	7,985	524
Integrys Energy Group, Inc.	1,495	76
Massey Energy Co.	1,574	148
Peabody Energy Corp.#	5,312	468
Pepco Holdings, Inc.	3,940	101
PG&E Corp.	6,990	277
Pinnacle West Capital Corp.	1,969	61
PPL Corp.	7,298	381
Progress Energy, Inc.	5,113	214
Public Service Enterprise Group, Inc.	9,949	457
Southern Co.	15,011	524
TECO Energy, Inc.#	4,123	89
The AES Corp.*	13,144	253
Xcel Energy, Inc.	8,430	169
		9,073
Engineering & Construction — 0.2%
Fluor Corp.#	1,735	323
Jacobs Engineering Group, Inc.*	2,383	192
		515
Entertainment & Leisure — 0.3%
Carnival Corp.#	8,545	282
Harley-Davidson, Inc.	4,628	168
Hasbro, Inc.	2,712	97
International Game Technology, Inc.	6,057	151
Mattel, Inc.	7,081	121
		819
Finance — 4.8%
American Capital Strategies Ltd.#	3,969	94
American Express Co.	22,665	854
Ameriprise Financial, Inc.	4,346	177
CIT Group, Inc.	5,529	38
Citigroup, Inc.	106,522	1,785
CME Group, Inc.	1,066	408
Countrywide Financial Corp.#	11,413	49
Discover Financial Services	9,378	124
E*TRADE Financial Corp.*#	9,256	29
Federal National Mortgage Association	20,824	406
Federated Investors, Inc., Class B	1,695	58
Franklin Resources, Inc.	3,052	280
Freddie Mac	12,653	208
Hudson City Bancorp, Inc.	10,157	169
IntercontinentalExchange, Inc.*	1,380	157
Janus Capital Group, Inc.	2,866	76
JPMorgan Chase & Co.	67,564	2,318
Legg Mason, Inc.	2,761	120
Lehman Brothers Holdings, Inc.#	13,630	270
Merrill Lynch & Co., Inc.#	19,279	611
Morgan Stanley#	21,663	781
NYSE Euronext	5,185	263
SLM Corp.*	9,134	177
Sovereign Bancorp, Inc.#	9,374	69
T. Rowe Price Group, Inc.	5,081	287

	Number of Shares	Value (000)†
Finance — (continued)
The Charles Schwab Corp.	18,169	$373
The Goldman Sachs Group, Inc.	7,713	1,349
Washington Mutual, Inc.#	20,717	102
		11,632
Food & Beverages — 3.5%
Anheuser-Busch Co., Inc.	13,953	867
Brown-Forman Corp., Class B	1,650	125
Campbell Soup Co.#	4,216	141
Coca-Cola Enterprises, Inc.#	5,628	97
ConAgra Foods, Inc.	9,541	184
Constellation Brands, Inc., Class A*	3,823	76
Dean Foods Co.*#	2,972	58
General Mills, Inc.	6,555	398
HJ Heinz Co.	6,166	295
Kellogg Co.	4,966	238
Kraft Foods, Inc., Class A	29,663	844
McCormick & Co., Inc.	2,508	89
Molson Coors Brewing Co., Class B	2,738	149
PepsiCo, Inc.	31,033	1,973
Sara Lee Corp.	13,819	169
SYSCO Corp.	11,752	323
The Coca-Cola Co.	39,085	2,032
The Hershey Co.#	3,287	108
The Pepsi Bottling Group, Inc.	2,648	74
Tyson Foods, Inc., Class A	5,349	80
Wm. Wrigley Jr. Co.	4,200	327
		8,647
Health Care Products — 3.3%
Baxter International, Inc.	12,275	785
Becton, Dickinson & Co.	4,775	388
Boston Scientific Corp.*#	26,348	324
C.R. Bard, Inc.	1,942	171
Covidien Ltd.	9,774	468
Intuitive Surgical, Inc.*	757	204
Johnson & Johnson	55,141	3,548
Medtronic, Inc.	21,973	1,137
Patterson Cos., Inc.*	2,530	74
St. Jude Medical, Inc.*	6,630	271
Stryker Corp.	4,673	294
Varian Medical Systems, Inc.*	2,457	127
Zimmer Holdings, Inc.*	4,529	308
		8,099
Health Care Services — 0.9%
Aetna, Inc.	9,485	384
CIGNA Corp.	5,494	194
Coventry Health Care, Inc.*	2,967	90
Humana, Inc.*	3,310	132
Laboratory Corp. of America Holdings*	2,177	152
Quest Diagnostics, Inc.	3,087	150
Tenet Healthcare Corp.*	9,374	52
UnitedHealth Group, Inc.	24,041	631
WellPoint, Inc.*	10,295	491
		2,276

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Hotels & Resorts — 0.2%
Marriott International, Inc., Class A	5,879	$154
Starwood Hotels & Resorts Worldwide, Inc.	3,652	146
Wyndham Worldwide Corp.	3,460	62
		362
Insurance — 3.2%
ACE Ltd.	6,513	359
Aflac, Inc.	9,300	584
American International Group, Inc.	52,609	1,392
AON Corp.	5,844	268
Assurant, Inc.	1,873	124
Chubb Corp.	7,151	350
Cincinnati Financial Corp.	3,192	81
Genworth Financial, Inc., Class A	8,469	151
Hartford Financial Services Group, Inc.	6,157	398
Lincoln National Corp.	5,073	230
Loews Corp.	7,084	332
Marsh & McLennan Cos., Inc.	10,009	266
MBIA, Inc.#	4,152	18
MetLife, Inc.	13,898	733
MGIC Investment Corp.#	2,447	15
Principal Financial Group, Inc.	5,065	213
Prudential Financial, Inc.	8,530	510
Safeco Corp.	1,759	118
The Allsate Corp.	10,776	491
The Progressive Corp.	13,256	248
The Travelers Cos., Inc.	11,831	513
Torchmark Corp.	1,757	103
Unum Group	6,776	139
XL Capital Ltd., Class A	3,503	72
		7,708
Machinery & Heavy Equipment — 0.9%
Black & Decker Corp.	1,196	69
Caterpillar, Inc.#	12,028	888
Cummins, Inc.	3,974	260
Deere & Co.	8,432	608
Rockwell Automation, Inc.	2,871	126
Snap-On, Inc.#	1,128	59
Terex Corp.*	1,962	101
The Manitowoc Co., Inc.	2,543	83
The Stanley Works	1,533	69
		2,263
Manufacturing — 4.0%
3M Co.	13,780	959
Cooper Industries Ltd., Class A	3,404	134
Danaher Corp.	4,984	385
Dover Corp.	3,705	179
Eastman Kodak Co.	5,639	81
Eaton Corp.	3,220	274
General Electric Co.	195,025	5,205
Honeywell International, Inc.	14,508	729
Illinois Tool Works, Inc.	7,773	369
Ingersoll-Rand Co., Class A	6,218	233
ITT Corp.	3,554	225

	Number of Shares	Value (000)†
Manufacturing — (continued)
Leggett & Platt, Inc.#	3,254	$55
Pall Corp.	2,345	93
Parker Hannifin Corp.	3,281	234
Textron, Inc.	4,876	234
Tyco International Ltd.	9,435	378
		9,767
Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	2,725	263
Metals & Mining — 1.3%
AK Steel Holding Corp.	2,192	151
Alcoa, Inc.	15,948	568
Allegheny Technologies, Inc.	1,978	117
Freeport-McMoRan Copper & Gold, Inc.	7,498	879
Newmont Mining Corp.	8,883	463
Nucor Corp.#	6,135	458
Titanium Metals Corp.#	1,912	27
United States Steel Corp.	2,303	426
Vulcan Materials Co.#	2,141	128
		3,217
Oil & Gas — 14.4%
Anadarko Petroleum Corp.	9,159	685
Apache Corp.	6,527	907
Baker Hughes, Inc.	6,026	526
BJ Services Co.	5,750	184
Cabot Oil & Gas Corp.	1,912	130
Cameron International Corp.*	4,239	235
Chesapeake Energy Corp.#	9,410	621
Chevron Corp.	40,470	4,012
ConocoPhillips	30,180	2,849
Devon Energy Corp.	8,729	1,049
El Paso Corp.	13,741	299
ENSCO International, Inc.	2,824	228
EOG Resources, Inc.	4,858	637
Exxon Mobil Corp.	103,382	9,111
Halliburton Co.	17,069	906
Hess Corp.	5,497	694
Marathon Oil Corp.	13,851	718
Murphy Oil Corp.#	3,717	364
Nabors Industries Ltd.*	5,508	271
National-Oilwell Varco, Inc.*	8,123	721
Nicor, Inc.	883	38
NiSource, Inc.	5,365	96
Noble Corp.	5,258	342
Noble Energy, Inc.	3,369	339
Occidental Petroleum Corp.	16,058	1,443
Questar Corp.	3,390	241
Range Resources Corp.	3,023	198
Rowan Cos., Inc.#	2,203	103
Schlumberger Ltd.	23,344	2,508
Sempra Energy#	4,898	277
Smith International, Inc.	3,930	327
Southwestern Energy Co.*	6,690	319
Spectra Energy Corp.	12,384	356

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Sunoco, Inc.#	2,286	$93
Tesoro Corp.#	2,694	53
The Williams Cos., Inc.	11,434	461
Transocean, Inc.	6,239	951
Valero Energy Corp.	10,340	426
Weatherford International Ltd.*	13,296	659
XTO Energy, Inc.	9,992	685
		35,062
Paper & Related Products — 0.2%
International Paper Co.	8,367	195
MeadWestvaco Corp.	3,399	81
Weyerhaeuser Co.	4,133	211
		487
Pharmaceuticals — 6.0%
Abbott Laboratories	30,196	1,599
Allergan, Inc.#	6,016	313
AmerisourceBergen Corp.	3,150	126
Amgen, Inc.*	21,301	1,005
Barr Pharmaceuticals, Inc.*	2,114	95
Biogen Idec, Inc.*	5,733	320
Bristol-Myers Squibb Co.	38,733	795
Cardinal Health, Inc.	6,982	360
Celgene Corp.*	8,528	545
Eli Lilly & Co.	19,354	893
Express Scripts, Inc.*	4,913	308
Forest Laboratories, Inc.*	5,962	207
Genzyme Corp.*	5,230	377
Gilead Sciences, Inc.*	18,049	956
Hospira, Inc.*	3,112	125
King Pharmaceuticals, Inc.*	4,825	51
Medco Health Solutions, Inc.*	9,913	468
Merck & Co., Inc.	41,999	1,583
Millipore Corp.*	1,077	73
Mylan, Inc.#	5,956	72
Pfizer, Inc.	132,369	2,313
Schering-Plough Corp.	31,725	625
Watson Pharmaceuticals, Inc.*	2,043	56
Wyeth	26,088	1,251
		14,516
Restaurants — 0.8%
Darden Restaurants, Inc.	2,740	88
McDonald's Corp.	22,178	1,247
Starbucks Corp.*	14,244	224
Wendy's International, Inc.	1,715	47
Yum! Brands, Inc.	9,269	325
		1,931
Retail — 4.4%
Abercrombie & Fitch Co., Class A	1,700	107
AutoNation, Inc.*#	2,619	26
AutoZone, Inc.*	841	102
Bed Bath & Beyond, Inc.*	5,066	142
Best Buy Co., Inc.	6,768	268

	Number of Shares	Value (000)†
Retail — (continued)
Big Lots, Inc.*	1,597	$50
Coach, Inc.*	6,677	193
Costco Wholesale Corp.#	8,477	595
CVS Caremark Corp.	27,967	1,107
Dillard's, Inc., Class A#	1,119	13
Family Dollar Stores, Inc.#	2,733	55
GameStop Corp., Class A*	3,164	128
Home Depot, Inc.	33,204	778
J.C. Penney Co., Inc.	4,344	158
Jones Apparel Group, Inc.	1,694	23
Kohl's Corp.*#	6,001	240
Limited Brands, Inc.	5,860	99
Liz Claiborne, Inc.#	1,854	26
Lowe's Cos., Inc.#	28,640	594
Macy's, Inc.	8,227	160
Nordstrom, Inc.	3,437	104
Office Depot, Inc.*	5,343	58
Polo Ralph Lauren Corp.	1,128	71
RadioShack Corp.	2,567	32
Safeway, Inc.	8,570	245
Sears Holding Corp.*#	1,369	101
Staples, Inc.#	13,737	326
SUPERVALU, Inc.	4,153	128
Target Corp.	15,232	708
The Gap, Inc.#	8,782	146
The Kroger Co.	12,945	374
Tiffany & Co.	2,464	100
TJX Cos., Inc.#	8,309	261
Walgreen Co.#	19,379	630
Wal-Mart Stores, Inc.	45,526	2,559
Whole Foods Market, Inc.#	2,743	65
		10,772
Services — Commercial — 0.9%
Apollo Group, Inc., Class A*	2,699	119
Automatic Data Processing, Inc.	10,143	425
Convergys Corp.*	2,417	36
Donnelley (R.R.) & Sons Co.	4,153	123
Equifax, Inc.	2,534	85
H&R Block, Inc.#	6,366	136
McKesson Corp.	5,425	303
Monster Worldwide, Inc.*	2,431	50
Moody's Corp.#	3,973	137
Paychex, Inc.	6,275	196
Robert Half International, Inc.	3,107	74
The Western Union Co.	14,478	358
Total System Services, Inc.	3,877	86
		2,128
Telecommunications — 5.2%
American Tower Corp., Class A*#	7,759	328
AT&T, Inc.	116,243	3,916
CenturyTel, Inc.	2,063	73
Ciena Corp.*#	1,765	41
Cisco Systems, Inc.*	115,580	2,688
Citizens Communications Co.	6,344	72

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Corning, Inc.	30,815	$710
Embarq Corp.	2,886	136
JDS Uniphase Corp.*#	4,496	51
Juniper Networks, Inc.*	10,271	228
Motorola, Inc.#	44,126	324
QUALCOMM, Inc.	31,671	1,405
Qwest Communications International, Inc.#	29,770	117
Sprint Nextel Corp.#	55,783	530
Tellabs, Inc.*	7,776	36
Verizon Communications, Inc.#	55,776	1,974
Windstream Corp.#	8,751	108
		12,737
Textiles & Apparel — 0.3%
Cintas Corp.	2,555	68
NIKE, Inc., Class B	7,423	443
V.F. Corp.	1,708	122
		633
Transportation & Related Services — 1.8%
Burlington Northern Santa Fe Corp.	5,736	573
C.H. Robinson Worldwide, Inc.	3,339	183
CSX Corp.	7,922	498
Expeditors International of Washington, Inc.	4,173	179
FedEx Corp.	6,066	478
Norfolk Southern Corp.	7,352	461
Ryder System, Inc.	1,125	78
Union Pacific Corp.	10,110	763
United Parcel Service, Inc., Class B	19,974	1,228
		4,441
Waste Management — 0.2%
Allied Waste Industries, Inc.*	6,599	83
Waste Management, Inc.#	9,600	362
		445
Wholesale Distributor — 0.1%
Genuine Parts Co.	3,205	127
Grainger (W.W.), Inc.	1,272	104
		231
TOTAL COMMON STOCKS (Cost $215,438)		215,976
REAL ESTATE INVESTMENT TRUSTS — 1.1%
Apartments — 0.2%
Apartment Investment & Management Co., Class A	1,755	60
AvalonBay Communities, Inc.	1,506	134
Equity Residential	5,292	203
		397
Diversified Operations — 0.1%
Vornado Realty Trust	2,644	233

	Number of Shares	Value (000)†
Forest Products — 0.1%
Plum Creek Timber Co.	3,347	$143
Healthcare — 0.1%
HCP, Inc.	4,596	146
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	10,218	140
Industrial — 0.1%
Prologis	5,129	279
Office Property — 0.1%
Boston Properties, Inc.#	2,342	211
Regional Malls — 0.2%
General Growth Properties, Inc.	5,233	183
Simon Property Group, Inc.	4,397	395
		578
Storage — 0.1%
Public Storage#	2,416	195
Strip Centers — 0.1%
Developers Diversified Realty Corp.	2,343	81
Kimco Realty Corp.#	4,964	172
		253
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,624)		2,575
RIGHTS — 0.0%
Seagate Tax Refund Rights*
(Cost $0)	4,100	0
	Par (000)
U. S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
1.180%, 08/07/08^^	$20	20
1.400%, 08/07/08^^	15	15
1.410%, 08/07/08^^	40	40
1.790%, 08/07/08^^	95	95
2.040%, 08/07/08^^	134	134
TOTAL U.S. TREASURY OBLIGATIONS (Cost $304)		304
	Number of Shares
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds TempCash - Institutional Shares
(Cost $3,439)	3,438,898	3,439

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INDEX 500 FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 8.9%
Bank of Montreal Time Deposit
2.375%, 07/01/08	$570	$570
Barclays Time Deposit
2.820%, 07/01/08	285	285
Citigroup Variable Rate Master Note
2.680%, 07/01/08	797	797
CS First Boston Time Deposit
2.150%, 07/02/08	570	570
Dexia Time Deposit
3.000%, 07/01/08	123	123
Deutsche Bank Time Deposit
2.250%, 07/01/08	1,425	1,425
Institutional Money Market Trust
2.730%, 07/01/08	17,099	17,099
National Bank of Canada Time Deposit
2.750%, 07/02/08	855	855
TOTAL SECURITIES LENDING COLLATERAL (Cost $21,724)		21,724
TOTAL INVESTMENTS — 100.0% (Cost $243,529)		$244,018

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

^^  Market value held as collateral for the open futures contract.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$221,990
Level 2 — Other Significant Observable Inputs	22,028
Level 3 — Significant Unobservable Inputs	—
Total	$244,018

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 78.1%
Banking — 0.9%
Northern Trust Corp.	17,180	$1,178
Broadcast/Media — 1.6%
Central European Media Enterprises Ltd., Class A*#	9,940	900
Discovery Holding Co., Class A*	54,700	1,201
		2,101
Building & Real Estate — 0.3%
Pulte Homes, Inc.#	41,240	397
Chemicals — 2.9%
Air Products & Chemicals, Inc.#	13,910	1,375
Celanese Corp., Series A	21,020	960
CF Industries Holdings, Inc.	4,340	663
The Mosaic Co.*	5,460	790
		3,788
Computer Services, Software & Systems — 7.8%
Activision, Inc.*	47,650	1,623
Akamai Technologies, Inc.*#	25,080	872
Baidu.com, Inc. ADR*	2,070	648
Informatica Corp.*	25,890	389
McAfee, Inc.*	41,440	1,410
Mercadolibre, Inc.*#	15,180	524
Omniture, Inc.*#	32,840	610
priceline.com, Inc.*#	8,330	962
Salesforce.com, Inc.*	25,130	1,715
VeriSign, Inc.*	36,380	1,375
		10,128
Consumer Products — 0.4%
Church & Dwight Co., Inc.	8,660	488
Containers — 0.9%
Owens-Illinois, Inc.*	26,710	1,113
Cosmetics & Toiletries — 1.5%
Alberto-Culver Co.	45,830	1,204
The Estee Lauder Cos., Inc., Class A	16,490	766
		1,970
Electronic Components & Semiconductors — 8.2%
Altera Corp.#	69,650	1,442
American Superconductor Corp.*#	9,840	353
Ametek, Inc.	29,105	1,374
Broadcom Corp., Class A*	38,260	1,044
Cavium Networks, Inc.*#	33,280	699
Lam Research Corp.*	21,080	762
Marvell Technology Group Ltd.*#	88,470	1,562
NVIDIA Corp.*	67,360	1,261
PMC-Sierra, Inc.*	115,950	887
Varian Semiconductor Equipment Associates, Inc.*#	36,582	1,274
		10,658
Energy Resources & Services — 5.5%
Alpha Natural Resources, Inc.*#	7,540	786
Consol Energy, Inc.	20,930	2,352
Covanta Holding Corp.*	29,290	782

	Number of Shares	Value (000)†
Energy Resources & Services — (continued)
Dynegy, Inc., Class A*	80,430	$688
First Solar, Inc.*	4,420	1,206
PPL Corp.	12,920	675
Walter Industries, Inc.	5,780	629
		7,118
Engineering & Construction — 1.3%
Fluor Corp.#	9,090	1,691
Entertainment & Leisure — 0.8%
WMS Industries, Inc.*#	33,275	991
Finance — 4.0%
BlackRock, Inc.#	4,710	834
Hudson City Bancorp, Inc.	62,390	1,041
Interactive Brokers Group, Inc., Class A*	26,630	856
IntercontinentalExchange, Inc.*	5,060	577
T. Rowe Price Group, Inc.	32,600	1,841
		5,149
Food & Beverages — 1.6%
Central European Distribution Corp.*#	12,370	917
Molson Coors Brewing Co., Class B	20,370	1,107
		2,024
Health Care Products — 2.8%
C.R. Bard, Inc.	6,520	573
DENTSPLY International, Inc.#	19,190	706
Henry Schein, Inc.*	19,660	1,014
Intuitive Surgical, Inc.*	5,000	1,347
		3,640
Health Care Services — 1.0%
Covance, Inc.*	14,360	1,235
Hotels & Gaming — 0.8%
Wynn Resorts Ltd.#	12,590	1,024
Insurance — 1.2%
AON Corp.	16,100	740
Assurant, Inc.	12,470	822
		1,562
Machinery & Heavy Equipment — 3.4%
AGCO Corp.*#	18,660	978
Cummins, Inc.	12,010	787
Flowserve Corp.	11,490	1,571
Joy Global, Inc.	13,960	1,059
		4,395
Manufacturing — 1.7%
Harsco Corp.	16,940	922
SPX Corp.	9,310	1,226
		2,148
Metals & Mining — 2.4%
Agnico-Eagle Mines Ltd.	12,300	915
Cleveland-Cliffs, Inc.	7,980	951
Steel Dynamics, Inc.	31,740	1,240
		3,106

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 9.5%
Cameron International Corp.*	20,850	$1,154
Denbury Resources, Inc.*	30,330	1,107
Diamond Offshore Drilling, Inc.	8,230	1,145
EXCO Resources, Inc.*#	21,180	782
Nabors Industries Ltd.*	25,610	1,261
National-Oilwell Varco, Inc.*	6,320	561
Pioneer Natural Resources Co.	12,860	1,007
Questar Corp.	13,440	955
Range Resources Corp.	22,115	1,449
Southwestern Energy Co.*	29,700	1,414
Ultra Petroleum Corp.*	14,640	1,438
		12,273
Pharmaceuticals — 4.6%
Alexion Pharmaceuticals, Inc.*	10,180	738
Allergan, Inc.#	15,200	791
BioMarin Pharmaceuticals, Inc.*	4,280	124
Charles River Laboratories International, Inc.*#	15,490	990
Express Scripts, Inc.*	26,200	1,643
Illumina, Inc.*#	9,650	841
United Therapeutics Corp.*	8,110	793
		5,920
Restaurants — 0.8%
Darden Restaurants, Inc.	32,150	1,027
Retail — 3.1%
Big Lots, Inc.*	35,220	1,100
Guess?, Inc.#	37,670	1,411
Lululemon Athletica, Inc.*#	19,650	571
Urban Outfitters, Inc.*#	30,810	961
		4,043
Services — Commercial — 1.9%
Fiserv, Inc.*	17,670	802
Mastercard, Inc., Class A#	3,320	881
VistaPrint Ltd.*#	31,120	833
		2,516
Telecommunications — 3.5%
Atheros Communications, Inc.*#	31,800	954
Crown Castle International Corp.*	26,700	1,034
Juniper Networks, Inc.*	41,290	916
Millicom International Cellular SA	8,300	859
SBA Communications Corp., Class A*	20,110	724
		4,487
Textiles & Apparel — 1.3%
Coach, Inc.*#	34,090	984
The Warnaco Group, Inc.*	16,180	713
		1,697
Transportation & Related Services — 1.8%
C.H. Robinson Worldwide, Inc.	9,260	508
Expeditors International of Washington, Inc.	27,500	1,182
Ryder System, Inc.	9,380	646
		2,336

	Number of Shares	Value (000)†
Waste Management — 0.6%
Stericycle, Inc.*#	16,060	$830
TOTAL COMMON STOCKS (Cost $89,626)		101,033
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Provident Institutional Funds - TempCash
(Cost $1,998)	1,997,642	1,998
	Par (000)
SECURITIES LENDING COLLATERAL — 20.4%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$1,099	1,099
Barclays Time Deposit 2.820%, 07/01/08	550	550
CS First Boston Time Deposit 2.150%, 07/02/08	1,099	1,099
Deutsche Bank Time Deposit 2.250%, 07/01/08	2,748	2,748
Institutional Money Market Trust 2.730%, 07/01/08	19,277	19,277
National Bank of Canada Time Deposit 2.750%, 07/02/08	1,649	1,649
TOTAL SECURITIES LENDING COLLATERAL (Cost $26,422)		26,422
TOTAL INVESTMENTS — 100.0% (Cost $118,046)		$129,453

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$103,031
Level 2 — Other Significant Observable Inputs	26,422
Level 3 — Significant Unobservable Inputs	—
Total	$129,453

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.0%
Aerospace & Defense — 2.6%
Empresa Brasileira de Aeronautic S.A. ADR	29,600	$784
L-3 Communications Holdings, Inc.	13,400	1,218
Spirit Aerosystems Holdings, Inc., Class A*	65,400	1,254
		3,256
Automobiles & Related — 1.0%
WABCO Holdings, Inc.	26,800	1,245
Banking — 1.6%
National City Corp.#	136,900	653
Zions Bancorporation#	45,700	1,439
		2,092
Broadcast/Media — 1.3%
The McGraw-Hill Cos., Inc.#	40,900	1,641
Building & Real Estate — 1.4%
NVR, Inc.*#	3,600	1,800
Computer Services, Software & Systems — 2.8%
Affiliated Computer Services, Inc., Class A*	41,500	2,220
Check Point Software Technologies Ltd.*	20,800	492
Fidelity National Information Services, Inc.	23,900	882
		3,594
Computers & Office Equipment — 0.6%
Cadence Design Systems, Inc.*#	75,500	763
Consumer Products — 0.6%
Whirlpool Corp.#	12,600	778
Electronic Components & Semiconductors — 2.7%
Avnet, Inc.*	48,100	1,312
Energizer Holdings, Inc. *	16,000	1,169
International Rectifier Corp.*	52,700	1,012
		3,493
Energy Resources & Services — 9.7%
Constellation Energy Group, Inc.	22,000	1,806
DPL, Inc.	51,100	1,348
Dynegy, Inc., Class A*	154,700	1,323
Entergy Corp.	9,600	1,157
FirstEnergy Corp.	30,500	2,511
Mirant Corp.*#	3,700	145
NRG Energy, Inc.*	46,100	1,978
PPL Corp.	40,900	2,138
		12,406
Engineering & Construction — 3.0%
Chicago Bridge & Iron Co. NV	50,300	2,003
McDermott International, Inc.*#	29,300	1,813
		3,816
Entertainment & Leisure — 0.9%
Harley-Davidson, Inc.	29,900	1,084

	Number of Shares	Value (000)†
Finance — 4.9%
Invesco Ltd.	81,900	$1,964
Jefferies Group, Inc.#	99,400	1,672
Legg Mason, Inc.	28,600	1,246
Morgan Stanley#	39,100	1,410
		6,292
Food & Beverages — 3.2%
ConAgra Foods, Inc.	81,400	1,569
Constellation Brands, Inc., Class A*	87,900	1,746
Smithfield Foods, Inc.*#	38,100	757
		4,072
Health Care Products — 1.1%
Covidien Ltd.	29,500	1,413
Health Care Services — 1.8%
Aetna, Inc.	34,500	1,398
Coventry Health Care, Inc.*	31,450	957
		2,355
Insurance — 3.9%
Assurant, Inc.	32,100	2,117
CIGNA Corp.	37,800	1,338
StanCorp Financial Group, Inc.	32,400	1,522
		4,977
Machinery & Heavy Equipment — 1.7%
Terex Corp.*	43,000	2,209
Manufacturing — 1.4%
Eaton Corp.	21,100	1,793
Metal Fabricate/Hardware — 0.6%
Sterlite Industries (India) Ltd. ADR*	50,300	800
Metals & Mining — 6.0%
Cleveland-Cliffs, Inc.	11,400	1,359
Freeport-McMoRan Copper & Gold, Inc.	20,600	2,414
Teck Cominco Ltd., Class B	40,800	1,956
United States Steel Corp.	10,600	1,959
		7,688
Oil & Gas — 13.4%
Canadian Natural Resources Ltd.	18,500	1,855
Denbury Resources, Inc.*	59,900	2,186
National-Oilwell Varco, Inc.*	22,300	1,978
Noble Corp.#	30,500	1,981
Oceaneering International, Inc.*	23,000	1,772
Southwestern Energy Co.*	45,400	2,161
Talisman Energy, Inc.	82,895	1,834
Whiting Petroleum Corp.*	17,900	1,899
XTO Energy, Inc.	21,102	1,446
		17,112
Pharmaceuticals — 4.5%
Endo Pharmaceuticals Holdings, Inc.*	62,800	1,519
NBTY, Inc.*	70,800	2,270
Shire Plc ADR	40,200	1,975
		5,764

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Restaurants — 1.7%
Brinker International, Inc.	44,400	$839
Darden Restaurants, Inc.	40,000	1,278
		2,117
Retail — 2.3%
J.C. Penney Co., Inc.	38,400	1,394
Macy's, Inc.	71,500	1,389
TJX Cos., Inc.	4,900	154
		2,937
Services — Commercial — 0.9%
Moody's Corp.#	35,100	1,209
Telecommunications — 2.4%
Anixter International, Inc.*#	30,200	1,797
Arris Group, Inc.*	150,500	1,272
		3,069
Transportation & Related Services — 2.0%
Eagle Bulk Shipping, Inc.#	62,000	1,833
Ship Finance International Ltd.#	23,697	700
		2,533
Wholesale Distributor — 1.0%
Ingram Micro, Inc., Class A*	70,200	1,246
TOTAL COMMON STOCKS (Cost $99,785)		103,554
REAL ESTATE INVESTMENT TRUSTS — 2.7%
Diversified Operations — 0.4%
Vornado Realty Trust	6,000	528
Healthcare — 0.1%
Ventas, Inc.	4,100	175
Real Estate — 1.2%
Annaly Capital Management, Inc.	96,100	1,490
Strip Centers — 1.0%
Developers Diversified Realty Corp.	36,000	1,250
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,881)		3,443
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	1,149,887	1,150
BlackRock Liquidity Funds TempFund - Institutional Shares	1,149,888	1,150
TOTAL SHORT-TERM INVESTMENTS (Cost $2,300)		2,300

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 14.5%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$807	$807
Barclays Time Deposit 2.820%, 07/01/08	403	403
CS First Boston Time Deposit 2.150%, 07/02/08	807	807
Deutsche Bank Time Deposit 2.250%, 07/01/08	2,016	2,016
Institutional Money Market Trust 2.730%, 07/01/08	13,252	13,252
National Bank of Canada Time Deposit 2.750%, 07/02/08	1,210	1,210
TOTAL SECURITIES LENDING COLLATERAL (Cost $18,495)		18,495
TOTAL INVESTMENTS — 100.0% (Cost $124,461)		$127,792

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

Plc — Public Limited Company

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$109,297
Level 2 — Other Significant Observable Inputs	18,495
Level 3 — Significant Unobservable Inputs	—
Total	$127,792

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 72.7%
Advertising — 2.3%
Interpublic Group of Cos., Inc.*	154,500	$1,329
Automobiles & Related — 1.3%
ArvinMeritor, Inc.	21,400	267
The Goodyear Tire & Rubber Co.*#	25,900	462
		729
Banking — 0.3%
Comerica, Inc.	1,500	38
Fifth Third Bancorp#	3,500	36
M&T Bank Corp.	800	56
Zions Bancorporation#	1,800	57
		187
Broadcast/Media — 1.0%
Gannett Co., Inc.	13,000	282
Idearc, Inc.#	61,500	145
R.H. Donnelley Corp.*#	53,500	161
		588
Building Products & Supplies — 0.3%
Owens Corning, Inc.*#	8,700	198
Chemicals — 3.4%
Chemtura Corp.	56,400	329
Eastman Chemical Co.#	12,900	888
Monsanto Co.	1,400	177
The Mosaic Co.*	1,800	260
Valspar Corp.	13,300	252
		1,906
Computer Services, Software & Systems — 3.3%
McAfee, Inc.*	38,400	1,307
Openwave Systems, Inc.*	19,400	29
Sybase, Inc.*	18,890	556
		1,892
Containers — 3.0%
Ball Corp.	19,300	921
Pactiv Corp.*	37,200	790
		1,711
Electronic Components & Semiconductors — 0.8%
Hubbell, Inc., Class B	10,100	403
Marvell Technology Group Ltd.*	3,000	53
		456
Energy Resources & Services — 5.7%
Ameren Corp.#	25,600	1,081
CMS Energy Corp.#	70,200	1,046
Northeast Utilities, Inc.	43,800	1,118
		3,245
Engineering & Construction — 0.7%
KBR, Inc.	11,723	409

	Number of Shares	Value (000)†
Food & Beverages — 3.0%
Coca-Cola Enterprises, Inc.#	40,300	$697
Dean Foods Co.*#	23,400	459
Smithfield Foods, Inc.*#	27,900	555
		1,711
Health Care Products — 1.1%
Covidien Ltd.	12,800	613
Health Care Services — 0.7%
HealthSouth Corp.*#	24,300	404
Insurance — 3.3%
ACE Ltd.	10,500	578
Conseco, Inc.*	62,800	623
PartnerRe Ltd.	10,100	698
		1,899
Machinery & Heavy Equipment — 4.4%
Cummins, Inc.	8,800	577
Pentair, Inc.	6,700	235
Snap-On, Inc.#	15,600	811
Timken Co.	27,200	896
		2,519
Oil & Gas — 8.2%
EOG Resources, Inc.	6,400	840
Halliburton Co.	18,681	991
NiSource, Inc.	69,200	1,240
Range Resources Corp.	11,400	747
Southwest Gas Corp.	6,900	205
Transocean, Inc.*	4,227	644
		4,667
Paper & Related Products — 1.4%
AbitibiBowater, Inc.*#	36,036	336
MeadWestvaco Corp.	18,700	446
		782
Pharmaceuticals — 4.3%
King Pharmaceuticals, Inc.*	108,800	1,139
Mylan, Inc.#	106,300	1,283
		2,422
Restaurants — 1.0%
Brinker International, Inc.	30,050	568
Retail — 4.9%
Foot Locker, Inc.	38,500	479
Macy's, Inc.	21,600	419
OfficeMax, Inc.	38,100	530
Safeway, Inc.	22,300	637
The Kroger Co.	24,100	696
		2,761
Services — Commercial — 2.9%
Arbitron, Inc.	11,600	551
Donnelley (R.R.) & Sons Co.	36,052	1,070
		1,621

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Telecommunications — 12.5%
ADC Telecommunications, Inc.*	46,800	$691
CenturyTel, Inc.	23,100	822
Embarq Corp.	32,700	1,546
JDS Uniphase Corp.*#	115,975	1,317
Qwest Communications International, Inc.#	298,600	1,173
Tellabs, Inc.*	113,900	530
Windstream Corp.#	83,600	1,032
		7,111
Waste Management — 1.1%
Allied Waste Industries, Inc.*	51,000	644
Wholesale Distributor — 1.8%
Genuine Parts Co.	16,900	671
Grainger (W.W.), Inc.	4,500	368
		1,039
TOTAL COMMON STOCKS (Cost $48,181)		41,411
SHORT-TERM INVESTMENTS — 5.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,511,850	1,512
BlackRock Liquidity Funds TempFund - Institutional Shares	1,511,849	1,512
TOTAL SHORT-TERM INVESTMENTS (Cost $3,024)		3,024
	Par (000)
SECURITIES LENDING COLLATERAL — 22.0%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$503	503
Barclays Time Deposit 2.820%, 07/01/08	251	251
CS First Boston Time Deposit 2.150%, 07/02/08	502	502
Deutsche Bank Time Deposit 2.250%, 07/01/08	1,256	1,256
Institutional Money Market Trust 2.730%, 07/01/08	9,237	9,237
National Bank of Canada Time Deposit 2.750%, 07/02/08	754	754
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,503)		12,503
TOTAL INVESTMENTS — 100.0% (Cost $63,708)		$56,938

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$44,435
Level 2 — Other Significant Observable Inputs	12,503
Level 3 — Significant Unobservable Inputs	—
Total	$56,938

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.8%
Aerospace & Defense — 2.7%
Cubic Corp.	47,000	$1,047
Kaman Corp.	62,800	1,429
		2,476
Computer Services, Software & Systems — 10.4%
Actuate Corp.*	149,000	583
Concur Technologies, Inc.*	90,000	2,991
EPIQ Systems, Inc.*	49,536	703
JDA Software Group, Inc.*	72,000	1,303
Perficient, Inc.*	19,200	185
S1 Corp.*	104,915	794
Sapient Corp.*	55,900	359
SYNNEX Corp.*#	30,200	758
Vocus, Inc.*	54,600	1,757
		9,433
Computers & Office Equipment — 1.6%
Netscout Systems, Inc.*	139,300	1,488
Electronic Components & Semiconductors — 7.8%
Axsys Technologies, Inc.*	30,200	1,572
C&D Technologies, Inc.*#	94,400	799
Methode Electronics, Inc.	98,500	1,029
O2Micro International Ltd. ADR*	41,300	275
OSI Systems, Inc.*	12,000	257
Pericom Semiconductor Corp.*	68,100	1,011
Powell Industries, Inc.*	22,500	1,134
Standard Microsystems Corp.*	36,300	986
		7,063
Engineering & Construction — 1.5%
Stanley, Inc.*	40,900	1,371
Entertainment & Leisure — 0.1%
JAKKS Pacific, Inc.*	5,100	111
Finance — 0.3%
LaBranche & Co., Inc.*	45,200	320
Health Care Products — 1.3%
Cynosure, Inc., Class A*	50,800	1,007
Kensey Nash Corp.*	5,200	167
		1,174
Health Care Services — 4.9%
Icon Plc ADR*#	37,400	2,824
Sun Healthcare Group, Inc.*	125,600	1,682
		4,506
Insurance — 3.9%
American Physicians Capital, Inc.	61,950	3,001
National Interstate Corp.#	29,127	535
		3,536
Machinery & Heavy Equipment — 3.7%
Flow International Corp.*	22,300	174
Kadant, Inc.*	52,600	1,189
K-Tron International, Inc.*	5,300	687
Middleby Corp.*#	30,000	1,317
		3,367

	Number of Shares	Value (000)†
Metal Fabricate/Hardware — 3.4%
Dynamic Materials Corp.#	33,000	$1,087
Furmanite Corp.*	88,200	704
L.B. Foster Co., Class A*	23,200	770
Sun Hydraulics Corp.	17,100	552
		3,113
Metals & Mining — 1.3%
Olympic Steel, Inc.	15,900	1,207
Oil & Gas — 15.9%
Approach Resources, Inc.*	5,600	150
Arena Resources, Inc.*	39,000	2,060
Dawson Geophysical Co.*	29,100	1,730
Energy Partners Ltd.*	63,500	947
Matrix Service Co.*	64,300	1,483
Petroquest Energy, Inc.*#	103,200	2,776
T-3 Energy Services, Inc.*	46,200	3,672
VAALCO Energy, Inc.*	88,500	750
Warren Resources, Inc.*	61,700	906
		14,474
Pharmaceuticals — 1.4%
Neogen Corp.*	35,800	819
Vivus, Inc.*	67,200	449
		1,268
Retail — 2.2%
Movado Group, Inc.	60,200	1,192
The Wet Seal, Inc., Class A*	162,400	775
		1,967
Services — Commercial — 7.4%
Bankrate, Inc.*#	17,900	699
Exponent, Inc.*	42,700	1,341
Hill International, Inc.*	17,400	286
HMS Holdings Corp.*	27,300	586
Parexel International Corp.*	77,200	2,031
Steiner Leisure Ltd.*	33,200	941
TNS, Inc.*	34,700	831
		6,715
Telecommunications — 3.5%
Alaska Communications Systems Group, Inc.#	99,500	1,188
EMS Technologies, Inc.*	34,500	753
Extreme Networks, Inc.*	104,500	297
Harmonic, Inc.*	99,000	942
		3,180
Transportation & Related Services — 3.2%
Navios Maritime Holdings, Inc.#	140,000	1,357
TBS International Ltd., Class A*#	38,800	1,550
		2,907
Waste Management — 3.1%
Calgon Carbon Corp.*#	90,100	1,393
Darling International, Inc.*	88,700	1,465
		2,858

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Wholesale Distributor — 2.2%
LKQ Corp.*#	110,000	$1,988
TOTAL COMMON STOCKS (Cost $64,885)		74,522
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Provident Institutional Funds - TempCash	958,586	959
BlackRock Provident Institutional Funds - TempFund	958,586	958
TOTAL SHORT-TERM INVESTMENTS (Cost $1,917)		1,917
	Par (000)
SECURITIES LENDING COLLATERAL — 16.1%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$638	638
Barclays Time Deposit 2.820%, 07/01/08	319	319
CS First Boston Time Deposit 2.150%, 07/02/08	637	637
Deutsche Bank Time Deposit 2.250%, 07/01/08	1,594	1,594
Institutional Money Market Trust 2.730%, 07/01/08	10,473	10,473
National Bank of Canada Time Deposit 2.750%, 07/02/08	956	956
TOTAL SECURITIES LENDING COLLATERAL (Cost $14,617)		14,617
TOTAL INVESTMENTS — 100.0% (Cost $81,419)		$91,056

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

Plc — Public Limited Company

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$76,439
Level 2 — Other Significant Observable Inputs	14,617
Level 3 — Significant Unobservable Inputs	—
Total	$91,056

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 76.7%
Aerospace & Defense — 0.4%
AAR Corp.*	51,087	$691
Airlines — 0.7%
Airtran Holdings, Inc.*#	469,437	958
Alaska Air Group, Inc.*	16,670	256
		1,214
Automobiles & Related — 1.9%
Asbury Automotive Group, Inc.	75,148	966
Commercial Vehicle Group, Inc.*	61,784	578
Tenneco, Inc.*	53,659	726
Wabash National Corp.	149,504	1,130
		3,400
Banking — 8.9%
Bancorp, Inc.*	60,549	461
Bank of Hawaii Corp.#	9,686	463
Bank of the Ozarks, Inc.#	41,374	615
Bridge Capital Holdings*#	13,076	154
Cardinal Financial Corp.	48,715	305
Cascade Bancorp#	11,893	92
CoBiz Financial, Inc.	60,879	401
Columbia Banking System, Inc.	8,372	162
F.N.B. Corp.#	63,830	752
First Community Bancorp	10,918	162
First Financial Bankshares, Inc.#	38,102	1,745
Glacier Bancorp, Inc.#	90,096	1,441
Hancock Holding Co.	23,689	931
Home Bancshares, Inc.#	7,090	159
IBERIABANK Corp.	18,133	806
Millennium Bankshares Corp.	36,428	164
Nexity Financial Corp.*	18,411	86
Pinnacle Financial Partners, Inc.*	16,817	338
Preferred Bank#	17,502	91
Prosperity Bancshares, Inc.	55,111	1,473
SCBT Financial Corp.	2,457	70
Seacoast Banking Corp. of Florida#	15,021	117
Signature Bank*	66,491	1,713
Southcoast Financial Corp.*	21,255	290
Sterling Bancorp	19,777	236
Sterling Bancshares, Inc.	34,972	318
Summit State Bank	14,292	99
Texas Capital Bancshares, Inc.*	37,353	598
Trico Bancshares	14,087	154
UMB Financial Corp.	12,366	634
United Community Banks, Inc.#	33,339	284
Virginia Commerce Bancorp*	4,585	24
Washington Trust Bancorp, Inc.	3,205	63
Westamerica Bancorporation	2,734	144
		15,545
Broadcast/Media — 0.2%
Factset Research Systems, Inc.#	5,246	296
Building & Real Estate — 0.5%
The Ryland Group, Inc.	43,031	938

	Number of Shares	Value (000)†
Building Products & Supplies — 1.8%
Comfort Systems USA, Inc.	135,672	$1,823
Universal Forest Products, Inc.	44,730	1,340
		3,163
Chemicals — 3.5%
H.B. Fuller Co.	88,716	1,991
KMG Chemicals, Inc.	51,089	528
Minerals Technologies, Inc.	31,562	2,007
PolyOne Corp.*	220,342	1,536
		6,062
Computer Services, Software & Systems — 3.8%
ACI Worldwide, Inc.*#	25,416	447
Ariba, Inc.*	35,317	520
Avid Technology, Inc.*#	65,009	1,105
JDA Software Group, Inc.*	32,524	588
Lawson Software, Inc.*	129,108	939
Monotype Imaging Holdings, Inc.*#	40,516	493
Parametric Technology Corp.*	52,541	876
Progress Software Corp.*	22,364	572
Sybase, Inc.*	19,862	584
Taleo Corp., Class A*	23,238	455
		6,579
Computers & Office Equipment — 2.1%
Brocade Communications Systems, Inc.*	42,474	350
Electronics for Imaging, Inc.*	105,175	1,536
Intervoice, Inc.*	77,469	442
MTS Systems Corp.	26,880	964
Palm, Inc.#	71,886	387
		3,679
Consumer Products — 0.3%
Jarden Corp.*#	4,628	84
Prestige Brands Holdings, Inc.*	42,926	458
		542
Cosmetics & Toiletries — 0.7%
Elizabeth Arden, Inc.*	83,997	1,275
Electronic Components & Semiconductors — 2.6%
Belden, Inc.	29,135	987
Cirrus Logic, Inc.*	89,102	495
Emulex Corp.*	67,692	789
FormFactor, Inc.*#	28,063	517
Integrated Device Technology, Inc.*	21,309	212
ON Semiconductor Corp.*#	86,185	790
Semtech Corp.*	48,083	677
		4,467
Energy Resources & Services — 4.1%
Cleco Corp.	62,852	1,466
El Paso Electric Co.*	131,599	2,606
MGE Energy, Inc.	13,245	432
Sierra Pacific Resources	22,514	286
The Empire District Electric Co.	44,244	820
UIL Holdings Corp.	2,285	67

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Energy Resources & Services — (continued)
Unisource Energy Corp.	8,081	$251
Westar Energy, Inc.	58,478	1,258
		7,186
Entertainment & Leisure — 0.0%
Isle of Capri Casinos, Inc.*#	18,678	89
Finance — 4.4%
Apollo Investment Corp.#	38,818	556
Ares Capital Corp.	40,761	411
Berkshire Hills Bancorp, Inc.	13,762	325
BGC Partners, Inc., Class A*	43,274	327
Brookline Bancorp, Inc.	82,596	789
Compass Diversified Holdings	41,552	475
Financial Federal Corp.#	56,372	1,238
Flushing Financial Corp.	12,588	239
Gladstone Capital Corp.#	28,366	432
Highland Distressed Opportunities, Inc.	54,013	310
KBW, Inc.*#	25,509	525
Knight Capital Group, Inc., Class A*	28,416	511
NewAlliance Bancshares, Inc.	53,314	665
PennantPark Investment Corp.	54,363	392
Washington Federal, Inc.	15,247	276
WSFS Financial Corp.	3,825	171
		7,642
Food & Beverages — 1.5%
Casey's General Stores, Inc.	34,878	808
Nash Finch Co.#	9,277	318
Sensient Technologies Corp.	55,606	1,566
		2,692
Health Care Products — 4.2%
American Medical Systems Holdings, Inc.*#	117,048	1,750
Cardiac Science Corp.*	113,279	929
Edwards Lifesciences Corp.*	17,369	1,078
PerkinElmer, Inc.	26,649	742
PSS World Medical, Inc.*	73,700	1,201
Symmetry Medical, Inc.*	96,916	1,572
		7,272
Health Care Services — 0.8%
Healthways, Inc.*	24,664	730
LHC Group, Inc.*	30,242	703
		1,433
Insurance — 5.3%
American Equity Investment Life Holding Co.	155,257	1,265
Aspen Insurance Holdings Ltd.#	41,981	994
Donegal Group, Inc., Class A	31,430	499
Max Capital Group Ltd.	72,544	1,547
Meadowbrook Insurance Group, Inc.	101,332	537
National Atlantic Holdings Corp., Class A*	32,302	195
ProAssurance Corp.*	38,418	1,848
ProCentury Corp.	66,916	1,060
RLI Corp.	15,973	790
The Navigators Group, Inc.*	8,915	482
		9,217

	Number of Shares	Value (000)†
Machinery & Heavy Equipment — 2.2%
Applied Industrial Technologies, Inc.	70,769	$1,710
Franklin Electric Co., Inc.#	19,820	769
Tennant Co.	46,288	1,392
		3,871
Manufacturing — 0.8%
Actuant Corp., Class A	42,699	1,339
Metal Fabricate/Hardware — 1.2%
Commercial Metals Co.	20,857	786
Mueller Industries, Inc.	39,011	1,256
		2,042
Metals & Mining — 1.0%
Kaiser Aluminum Corp.	33,156	1,775
Oil & Gas — 8.7%
Approach Resources, Inc.*	13,854	371
Carrizo Oil & Gas, Inc.*	8,195	558
Dril-Quip, Inc.*	12,837	809
NGAS Resources, Inc.*#	21,649	201
Oil States International, Inc.*	33,120	2,101
Parallel Petroleum Corp.*	84,401	1,699
Petroleum Development Corp.*	35,008	2,328
Rex Energy Corp.*#	106,626	2,815
South Jersey Industries, Inc.	11,933	446
Southwest Gas Corp.	33,006	981
W-H Energy Services, Inc.*	29,750	2,848
		15,157
Paper & Related Products — 0.3%
Caraustar Industries, Inc.*	158,197	460
Pharmaceuticals — 0.3%
Medarex, Inc.*	79,323	524
Restaurants — 1.1%
California Pizza Kitchen, Inc.*	33,115	371
CEC Entertainment, Inc.*	29,610	829
Einstein Noah Restaurant Group, Inc.*	8,709	96
The Cheesecake Factory*	43,606	694
		1,990
Retail — 2.9%
Aeropostale, Inc.*	15,234	477
Big Lots, Inc.*#	52,961	1,654
Cache, Inc.*	67,151	719
Fossil, Inc.*	25,682	747
Gymboree Corp.*	9,551	383
Pacific Sunwear of California, Inc.*	58,938	503
School Specialty, Inc.*	21,847	649
		5,132
Services — Commercial — 3.0%
Aaron Rents, Inc.#	52,541	1,173
ChoicePoint, Inc.*	15,606	752
Convergys Corp.*	32,240	479
Interactive Data Corp.	20,918	526

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Services — Commercial — (continued)
On Assignment, Inc.*	51,903	$416
Resources Connection, Inc.	39,934	813
RSC Holdings, Inc.*#	123,146	1,140
		5,299
Telecommunications — 3.9%
Alaska Communications Systems Group, Inc.#	40,688	486
Anixter International, Inc.*#	32,259	1,919
Plantronics, Inc.	60,821	1,358
Polycom, Inc.*#	12,836	313
Premiere Global Services, Inc.*	40,522	591
RCN Corp.*	69,271	747
Syniverse Holdings, Inc.*	43,108	698
Tekelec*	51,131	752
		6,864
Textiles & Apparel — 0.9%
G & K Services, Inc., Class A	37,681	1,148
K-Swiss, Inc., Class A	31,660	465
		1,613
Transportation & Related Services — 0.8%
Forward Air Corp.	9,514	329
Heartland Express, Inc.#	75,519	1,126
		1,455
Waste Management — 0.8%
Waste Connections, Inc.*	42,236	1,349
Wholesale Distributor — 1.1%
Watsco, Inc.#	45,833	1,916
TOTAL COMMON STOCKS (Cost $152,767)		134,168
REAL ESTATE INVESTMENT TRUSTS — 7.5%
Apartments — 1.0%
American Campus Communities, Inc.	62,877	1,751
Building & Real Estate — 0.8%
National Retail Properties, Inc.	65,283	1,365
Diversified Operations — 0.8%
Digital Realty Trust, Inc.#	35,721	1,461
Finance — 0.9%
MFA Mortgage Investments, Inc.	228,332	1,489
Healthcare — 1.0%
Cogdell Spencer, Inc.	28,024	455
Omega Healthcare Investors, Inc.	82,629	1,376
		1,831
Office Property — 1.9%
BioMed Realty Trust, Inc.	62,796	1,540
Parkway Properties, Inc.	54,345	1,833
		3,373
Storage — 0.4%
U-Store-It Trust	62,071	742

	Number of Shares	Value (000)†
Strip Centers — 0.7%
Acadia Realty Trust	49,130	$1,137
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,015)		13,149
SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	891,348	891
RBB Sansom Street Fund Money Market Portfolio	891,344	891
TOTAL SHORT-TERM INVESTMENTS (Cost $1,782)		1,782
	Par (000)
SECURITIES LENDING COLLATERAL — 14.8%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$1,093	1,093
Barclays Time Deposit 2.820%, 07/01/08	546	546
Citigroup Variable Rate Master Note 2.680%, 07/01/08	736	736
CS First Boston Time Deposit 2.150%, 07/02/08	1,093	1,093
Deutsche Bank Time Deposit 2.250%, 07/01/08	2,732	2,732
Dexia Time Deposit 3.000%, 07/01/08	114	114
Institutional Money Market Trust 2.730%, 07/01/08	17,954	17,954
National Bank of Canada Time Deposit 2.750%, 07/02/08	1,639	1,639
TOTAL SECURITIES LENDING COLLATERAL (Cost $25,907)		25,907
TOTAL INVESTMENTS — 100.0% (Cost $193,471)		$175,006

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$149,099
Level 2 — Other Significant Observable Inputs	25,907
Level 3 — Significant Unobservable Inputs	—
Total	$175,006

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INTERNATIONAL EQUITY FUND

	Number of Shares	Value (000)†
COMMON STOCK — 97.3%
Australia — 8.0%
BHP Billiton Ltd.	201,600	$8,580
Coca-Cola Amatil Ltd.	320,700	2,155
Incitec Pivot Ltd.	26,040	4,611
Macquarie Group Ltd.	37,000	1,723
Rio Tinto Ltd.	38,700	5,007
WorleyParsons Ltd.	157,905	5,721
		27,797
Belgium — 1.2%
InBev NV	57,800	3,996
Brazil — 6.6%
Banco Itau Holding Financeira SA ADR#	185,625	3,770
Compania Vale do Rio Doce ADR	90,800	3,252
Petroleo Brasileiro SA ADR#	199,984	14,165
Souza Cruz SA	65,330	1,860
		23,047
Canada — 6.2%
Canadian Natural Resources Ltd.	121,000	11,966
Suncor Energy, Inc.	164,432	9,546
		21,512
Denmark — 1.0%
Novo Nordisk A/S, Class B	52,100	3,430
France — 5.9%
Air Liquide	34,580	4,553
Schlumberger Ltd.#	143,300	15,395
Schlumberger Ltd.	6,200	668
		20,616
Germany — 3.7%
RWE AG	66,800	8,434
Siemens AG	39,300	4,357
		12,791
Hong Kong — 1.9%
CNOOC Ltd.	3,890,300	6,753
India — 7.7%
Bharat Heavy Electricals Ltd.	9,520	306
Bharti Airtel Ltd.*	378,854	6,379
HDFC Bank Ltd.	80,152	1,877
HDFC Bank Ltd. ADR	89,722	6,430
Housing Development Finance Corp.	106,800	4,889
Infrastructure Development Finance Co. Ltd.	554,566	1,337
ITC Ltd.	656,700	2,864
United Spirits Ltd.	97,093	2,820
		26,902
Italy — 1.3%
Maire Tecnimont SpA	691,427	4,629
Japan — 8.7%
Daito Trust Construction Co. Ltd.	65,500	3,177
Tokio Marine Holdings Ltd.	249,300	9,717
Mitsubishi Corp.	162,900	5,368
Mitsui & Co. Ltd.	183,200	4,043

	Number of Shares	Value (000)†
Japan — (continued)
SECOM Co. Ltd.	159,600	$7,774
		30,079
Luxembourg — 1.9%
ArcelorMittal	68,600	6,746
Mexico — 0.9%
America Movil SAB de CV, Series L ADR	58,185	3,069
Netherlands — 3.0%
Core Laboratories NV*	72,500	10,320
Norway — 2.4%
Orkla ASA	644,900	8,263
Singapore — 1.9%
Jardine Matheson Holdings Ltd.	150,400	4,674
Keppel Corp. Ltd.	243,000	1,993
		6,667
Spain — 3.6%
Enagas	402,100	11,351
Red Electrica de Espana	18,700	1,214
		12,565
Switzerland — 7.0%
ABB Ltd.*	171,682	4,860
Lindt & Spruengli AG	813	2,240
Meyer Burger Technology AG*	3,800	1,133
Nestle SA	179,700	8,072
Roche Holding AG	44,289	7,962
		24,267
United Kingdom — 18.2%
AMEC Plc	81,700	1,440
BG Group Plc	343,000	8,914
British American Tobacco Plc	583,552	20,129
Diageo Plc	229,082	4,197
Imperial Tobacco Group Plc	288,625	10,722
Reckitt Benckiser Group Plc	128,846	6,508
Tesco Plc	1,567,678	11,466
		63,376
United States — 6.2%
Philip Morris International, Inc.	323,771	15,991
Transocean, Inc.	36,500	5,562
		21,553
TOTAL COMMON STOCK (Cost $309,062)		338,378
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,233,498	2,234
BlackRock Liquidity Funds TempFund - Institutional Shares	2,233,497	2,233
TOTAL SHORT-TERM INVESTMENTS (Cost $4,467)		4,467

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

INTERNATIONAL EQUITY FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 1.4%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$135	$135
Barclays Time Deposit 2.820%, 07/01/08	67	67
CS First Boston Time Deposit 2.150%, 07/02/08	134	134
Deutsche Bank Time Deposit 2.250%, 07/01/08	336	336
Institutional Money Market Trust 2.730%, 07/01/08	4,095	4,095
National Bank of Canada Time Deposit 2.750%, 07/02/08	202	202
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,969)		4,969
TOTAL INVESTMENTS — 100.0% (Cost $318,498)		$347,814

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

Plc — Public Limited Company

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value (000)†
Agricultural Products	15.2%	$51,566
Banking	3.6%	12,077
Building & Real Estate	0.9%	3,177
Chemicals	2.7%	9,164
Consumer Products	1.9%	6,508
Diversified Operations	2.0%	6,667
Electronic Components & Semiconductors	0.1%	306
Energy Resources & Services	2.8%	9,648
Engineering & Construction	3.6%	12,021
Finance	2.3%	7,949
Food & Beverages	9.4%	31,743
Insurance	2.9%	9,717
Machinery & Heavy Equipment	0.3%	1,133
Manufacturing	1.3%	4,357
Metals & Mining	7.0%	23,585
Oil & Gas	29.3%	99,269
Pharmaceuticals	3.4%	11,392
Retail	3.4%	11,466
Services — Commercial	2.3%	7,774
Telecommunications	2.8%	9,448
Wholesale Distributor	2.8%	9,411
	100.0%	$338,378

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value) (000)
Level 1 — Quoted Prices	$100,231
Level 2 — Other Significant Observable Inputs	247,583
Level 3 — Significant Unobservable Inputs	—
Total	$347,814

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2008 (Unaudited)

REIT FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 1.5%
Office Property — 1.5%
Brookfield Properties Corp. (Cost $1,013)	54,600	$971
REAL ESTATE INVESTMENT TRUSTS — 73.3%
Apartments — 10.8%
American Campus Communities, Inc.	25,400	707
AvalonBay Communities, Inc.	25,300	2,256
Camden Property Trust	16,500	730
Equity Residential	40,700	1,558
Essex Property Trust, Inc.#	16,400	1,747
		6,998
Diversified Operations — 4.5%
Vornado Realty Trust#	32,600	2,869
Factory Outlets — 1.2%
Tanger Factory Outlet Centers, Inc.#	21,900	787
Healthcare — 7.3%
HCP, Inc.	25,800	821
Health Care REIT, Inc.#	36,100	1,606
Nationwide Health Properties, Inc.	28,700	904
Ventas, Inc.	32,100	1,366
		4,697
Hotels & Resorts — 4.6%
DiamondRock Hospitality Co.	65,400	712
Host Hotels & Resorts, Inc.	131,269	1,792
LaSalle Hotel Properties	18,900	475
		2,979
Industrial — 6.7%
AMB Property Corp.	36,400	1,834
Prologis	45,900	2,495
		4,329
Mixed Industrial/Office — 3.0%
Digital Realty Trust, Inc.#	32,300	1,321
DuPont Fabros Technology, Inc.	18,900	352
PS Business Parks, Inc.	4,700	242
		1,915
Office Property — 11.3%
Alexandria Real Estate Equities Inc.#	15,700	1,528
BioMed Realty Trust, Inc.	36,400	893
Boston Properties, Inc.#	26,100	2,355
Highwoods Properties, Inc.#	2,863	90
Mack-Cali Realty Corp.	27,300	933
SL Green Realty Corp.#	18,100	1,497
		7,296
Regional Malls — 12.5%
General Growth Properties, Inc.#	37,400	1,310
Simon Property Group, Inc.	49,300	4,432
Taubman Centers, Inc.	21,100	1,026
The Macerich Co.	21,100	1,311
		8,079
Storage — 3.3%
Public Storage#	26,115	2,110

	Number of Shares	Value (000)†
Strip Centers — 8.1%
Acadia Realty Trust	24,500	$567
Federal Realty Investment Trust#	16,200	1,118
Kimco Realty Corp.#	45,300	1,564
Kite Realty Group Trust	22,900	286
Regency Centers Corp.	28,600	1,691
		5,226
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $53,701)		47,285
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Provident Institutional Funds - TempCash	564,904	565
BlackRock Provident Institutional Funds - TempFund	564,905	565
TOTAL SHORT-TERM INVESTMENTS (Cost $1,130)		1,130
	Par (000)
SECURITIES LENDING COLLATERAL — 23.4%
Bank of Montreal Time Deposit 2.375%, 07/01/08	$400	400
Barclays Time Deposit 2.820%, 07/01/08	200	200
CS First Boston Time Deposit 2.150%, 07/02/08	400	400
Deutsche Bank Time Deposit 2.250%, 07/01/08	1,000	1,000
Institutional Money Market Trust 2.730%, 07/01/08	12,520	12,520
National Bank of Canada Time Deposit 2.750%, 07/02/08	600	600
TOTAL SECURITIES LENDING COLLATERAL (Cost $15,120)		15,120
TOTAL INVESTMENTS 100.0% (Cost $70,964)		$64,506

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$49,386
Level 2 — Other Significant Observable Inputs	15,120
Level 3 — Significant Unobservable Inputs	—
Total	$64,506

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2008

(Amounts in thousands, except share amounts)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value (including $0, $18,552, $17,339 and $0 of securities on loan, respectively)	$149,630	$86,504	$244,566	$79,672
Interest, dividends and reclaims receivable	1,279	418	1,470	1,476
Receivable for investment securities sold	—	—	—	150
Receivable for capital stock sold	673	34	555	—
Other assets	1	1	2	2
Total Assets	151,583	86,957	246,593	81,300
LIABILITIES
Obligation to return securities lending collateral	—	18,988	17,595	—
Payable for investment securities purchased	5,220	1,510	28,284	669
Payable for capital stock redeemed	20	335	133	588
Payable to the investment adviser	22	16	53	34
Payable to The Penn Mutual Life Insurance Co.	55	25	75	31
Other liabilities	23	12	33	32
Total Liabilities	5,340	20,886	46,173	1,354
NET ASSETS	$146,243	$66,071	$200,420	$79,946
Shares outstanding, $0.10 par value, 500 million shares authorized	146,240,099
Shares outstanding, $0.10 par value, 250 million shares authorized			18,812,802	10,662,498
Shares outstanding, $0.0001 par value, 250 million shares authorized		6,256,509
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.56	$10.65	$7.50
Investments at cost	$149,630	$87,591	$248,258	$83,773
COMPONENTS OF NET ASSETS:
Paid-in capital	$146,240	$65,855	$195,351	$91,288
Undistributed net investment income (loss)	14	1,664	5,933	4,233
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(11)	(361)	2,828	(11,474)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(1,087)	(3,692)	(4,101)
NET ASSETS	$146,243	$66,071	$200,420	$79,946

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2008

(Amounts in thousands, except share amounts)

	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value (including $95,796, $15,570, $26,585 and $4,396 of securities on loan, respectively)	$1,440,409	$158,196	$198,948	$30,638
Interest, dividends and reclaims receivable	3,898	261	160	20
Receivable for investment securities sold	16,200	1,007	2,161	1,408
Receivable for capital stock sold	8	2	1,517	—
Other assets	23	3	4	—
Total Assets	1,460,538	159,469	202,790	32,066
LIABILITIES
Call options written, at value (premiums received $4,599)	3,651	—	—	—
Obligation to return securities lending collateral	98,999	16,135	27,590	4,520
Payable for investment securities purchased	24,198	1,318	1,546	1,464
Payable for capital stock redeemed	2,449	1,270	40	179
Payable to the investment adviser	677	77	90	12
Payable to The Penn Mutual Life Insurance Co.	518	55	71	10
Other liabilities	174	41	34	4
Total Liabilities	130,666	18,896	29,371	6,189
NET ASSETS	$1,329,872	$140,573	$173,419	$25,877
Shares outstanding, $0.10 par value, 250 million shares authorized	58,136,684	9,686,775	11,608,650
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,596,759
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.87	$14.51	$14.94	$9.96
Investments at cost	$1,405,846	$146,220	$213,065	$30,308
COMPONENTS OF NET ASSETS:
Paid-in capital	$1,256,438	$253,926	$184,270	$25,796
Undistributed net investment income (loss)	19,484	171	1,716	75
Accumulated net realized gain (loss) on investment transactions and foreign exchange	23,038	(125,517)	1,550	(324)
Net unrealized appreciation (depreciation) in value of investments, options, futures contracts and foreign currency related items	30,912	11,993	(14,117)	330
NET ASSETS	$1,329,872	$140,573	$173,419	$25,877

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2008

(Amounts in thousands, except share amounts)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
ASSETS
Investments at value (including $20,861, $25,388, $17,492 and $11,890 of securities on loan, respectively)	$244,018	$129,453	$127,792	$56,938
Interest, dividends and reclaims receivable	306	42	165	75
Receivable for investment securities sold	—	2,851	186	219
Receivable for capital stock sold	876	2	—	—
Futures receivable	3	—	—	—
Other assets	13	2	2	1
Total Assets	245,216	132,350	128,145	57,233
LIABILITIES
Obligation to return securities lending collateral	21,724	26,422	18,495	12,503
Payable for investment securities purchased	165	3,231	78	62
Payable for capital stock redeemed	9	1,128	920	233
Future variation margin payable	—	—	—	—
Payable to the investment adviser	13	61	52	28
Payable to The Penn Mutual Life Insurance Co.	83	39	43	17
Other liabilities	52	24	15	12
Total Liabilities	22,046	30,905	19,603	12,855
NET ASSETS	$223,170	$101,445	$108,542	$44,378
Shares outstanding, $0.0001 par value, 250 million shares authorized	25,080,738	10,509,146	8,837,981	4,318,976
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.90	$9.65	$12.28	$10.28
Investments at cost	$243,529	$118,046	$124,461	$63,708
COMPONENTS OF NET ASSETS:
Paid-in capital	$241,521	$89,377	$101,799	$48,691
Undistributed net investment income (loss)	3,023	(112)	443	348
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(21,653)	773	2,969	2,109
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	279	11,407	3,331	(6,770)
NET ASSETS	$223,170	$101,445	$108,542	$44,378

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2008

(Amounts in thousands, except share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value (including $13,954, $23,960, $4,934 and $14,784 of securities on loan, respectively)	$91,056	$175,006	$347,814	$64,506
Interest, dividends and reclaims receivable	56	177	1,212	192
Receivable for investment securities sold	—	54	2,820	9
Receivable for capital stock sold	3	791	14	616
Net unrealized appreciation of forward foreign currency contracts	—	—	3,191	—
Other assets	1	3	5	2
Total Assets	91,116	176,031	355,056	65,325
LIABILITIES
Obligation to return securities lending collateral	14,617	25,907	4,969	15,120
Payable for investment securities purchased	—	629	4,295	168
Payable for capital stock redeemed	221	4	95	—
Payable to the investment adviser	49	111	243	30
Payable to The Penn Mutual Life Insurance Co.	30	59	132	20
Net unrealized depreciation of forward foreign currency contracts	—	—	6,026	—
Other liabilities	15	41	69	13
Total Liabilities	14,932	26,751	15,829	15,351
NET ASSETS	$76,184	$149,280	$339,227	$49,974
Shares outstanding, $0.10 par value, 250 million shares authorized	4,430,147	11,303,236	16,029,815
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,304,006
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.20	$13.21	$21.16	$11.61
Investments at cost	$81,419	$193,471	$318,498	$70,964
COMPONENTS OF NET ASSETS:
Paid-in capital	$133,210	$166,984	$297,407	$57,580
Undistributed net investment income (loss)	(201)	490	3,174	798
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(66,462)	271	12,099	(1,946)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,637	(18,465)	26,547	(6,458)
NET ASSETS	$76,184	$149,280	$339,227	$49,974

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Amounts in thousands)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	—	—	—	$53
Interest	$2,475	$1,329	$4,911	3,550
Income from securities lending	—	71	120	—
Total Investment Income	2,475	1,400	5,031	3,603
EXPENSES
Investment advisory fees	132	96	319	206
Administration fees	107	48	147	62
Accounting fees	46	22	59	29
Director fees and expenses	3	2	4	2
Custodian fees and expenses	14	7	13	11
Pricing fees	8	5	7	23
Other expenses	21	10	32	15
Total Expenses	331	190	581	348
Net Investment Income (Loss)	2,144	1,210	4,450	3,255
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	928	5,312	(2,700)
Net realized foreign exchange gain (loss)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	(1,262)	(6,993)	(1,517)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	(334)	(1,681)	(4,217)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,144	$876	$2,769	$(962)
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$11,235	$828	$2,095	$142
Interest	7,135	38	46	8
Income from securities lending	446	33	53	10
Foreign tax withheld	(40)	(43)	(6)	—
Total Investment Income	18,776	856	2,188	160
EXPENSES
Investment advisory fees	4,103	450	582	74
Administration fees	1,026	106	145	20
Accounting fees	206	45	59	14
Director fees and expenses	33	3	5	1
Custodian fees and expense	89	45	25	4
Pricing fees	15	14	5	3
Other expenses	233	25	36	5
Total Expenses	5,705	688	857	121
Less: Fees paid indirectly	25	3	14	—
Net Expenses	5,680	685	843	121
Net Investment Income (Loss)	13,096	171	1,345	39
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,296	(1,069)	425	(699)
Net realized foreign exchange gain (loss)	(11)	(6)	—	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(73,509)	(12,975)	(34,289)	(2,039)
Net Gain (Loss) on Investment Securities and Foreign Currency	(64,224)	(14,050)	(33,864)	(2,738)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,128)	$(13,879)	$(32,519)	$(2,699)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Amounts in thousands)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
INVESTMENT INCOME
Dividends	$2,417	$278	$817	$423
Interest	55	40	21	32
Income from securities lending	64	64	70	48
Foreign tax withheld	—	(3)	(4)	—
Total Investment Income	2,536	379	904	503
EXPENSES
Investment advisory fees	82	357	309	160
Administration fees	166	77	84	33
Accounting fees	68	35	38	16
Director fees and expenses	6	2	3	1
Custodian fees and expenses	24	17	16	14
Pricing fees	13	4	4	3
Other expenses	51	17	20	8
Total Expenses	410	509	474	235
Less: Fees paid indirectly	—	18	13	1
Net Expenses	410	491	461	234
Net Investment Income (Loss)	2,126	(112)	443	269
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(680)	1,045	3,792	1,016
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(31,869)	(11,043)	(12,442)	(7,610)
Net Gain (Loss) on Investment Securities and Foreign Currency	(32,549)	(9,998)	(8,650)	(6,594)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,423)	$(10,110)	$(8,207)	$(6,325)
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$134	$1,220	$5,144	$1,020
Interest	15	53	289	16
Income from securities lending	71	111	18	24
Foreign tax withheld	—	—	(431)	(3)
Total Investment Income	220	1,384	5,020	1,057
EXPENSES
Investment advisory fees	302	664	1,475	180
Administration fees	61	117	260	38
Accounting fees	28	49	114	18
Director fees and expenses	2	4	9	1
Custodian fees and expenses	9	26	184	10
Pricing fees	4	6	17	2
Other expenses	15	28	58	10
Total Expenses	421	894	2,117	259
Less: Fees paid indirectly	—	—	28	—
Net Expenses	421	894	2,089	259
Net Investment Income (Loss)	(201)	490	2,931	798
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(9,577)	(1,258)	2,947	(1,552)
Net realized foreign exchange gain (loss)	—	—	(2,587)	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,309)	(9,648)	(49,873)	(1,117)
Net Gain (Loss) on Investment Securities and Foreign Currency	(19,886)	(10,906)	(49,513)	(2,669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,087)	$(10,416)	$(46,582)	$(1,871)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,144	$4,394	$1,210	$2,299
Net realized gain (loss) on investment transactions	—	—	928	(13)
Net realized foreign exchange gain (loss)	—	—	—	17
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(1,262)	277
Net Increase (Decrease) in Net Assets Resulting from Operations	2,144	4,394	876	2,580
Distributions From:
Net investment income	(2,144)	(4,394)	—	(2,176)
Total Distributions	(2,144)	(4,394)	—	(2,176)
Capital Share Transactions (1):
Shares issued	91,674	111,892	14,424	19,828
Shares issued in lieu of cash distributions	2,145	4,394	—	2,176
Shares redeemed	(43,593)	(96,619)	(6,752)	(7,752)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	50,226	19,667	7,672	14,252
Total Increase (Decrease)	50,226	19,667	8,548	14,656
Net Assets
Beginning of Period	96,017	76,350	57,523	42,867
End of Period	$146,243	$96,017	$66,071	$57,523
Undistributed net investment income (loss)	$14	$14	$1,664	$454
(1) Shares Issued and Redeemed:
Shares issued	91,674	111,892	1,369	1,885
Shares issued in lieu of cash distributions	2,145	4,394	—	208
Shares redeemed	(43,593)	(96,619)	(641)	(735)
	50,226	19,667	728	1,358
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,450	$8,125	$3,255	$6,261
Net realized gain (loss) on investment transactions	5,312	245	(2,700)	1,466
Net realized foreign exchange gain (loss)	—	—	—	4
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(6,993)	2,417	(1,517)	(4,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,769	10,787	(962)	3,106
Distributions From:
Net investment income	—	(7,857)	—	(6,276)
Total Distributions	—	(7,857)	—	(6,276)
Capital Share Transactions (1):
Shares issued	27,848	32,234	5,717	17,283
Shares issued in lieu of cash distributions	—	7,857	—	6,276
Shares redeemed	(13,808)	(20,080)	(11,260)	(22,141)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,040	20,011	(5,543)	1,418
Total Increase (Decrease)	16,809	22,941	(6,505)	(1,752)
Net Assets
Beginning of Period	183,611	160,670	86,451	88,203
End of Period	$200,420	$183,611	$79,946	$86,451
Undistributed net investment income (loss)	$5,933	$1,483	$4,233	$978
(1) Shares Issued and Redeemed:
Shares issued	2,623	3,062	770	2,129
Shares issued in lieu of cash distributions	—	748	—	821
Shares redeemed	(1,298)	(1,907)	(1,515)	(2,743)
	1,325	1,903	(745)	207

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Flexibly Managed Fund		Growth Stock Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,096	$33,474	$171	$535
Net realized gain (loss) on investment transactions	9,296	103,474	(1,069)	8,339
Net realized foreign exchange gain (loss)	(11)	(37)	(6)	(81)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(73,509)	(77,201)	(12,975)	3,679
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,128)	59,710	(13,879)	12,472
Distributions From:
Net investment income	—	(32,193)	—	(602)
Net short-term gains	—	(24,440)	—	—
Net long-term gains	—	(83,435)	—	—
Total Distributions	—	(140,068)	—	(602)
Capital Share Transactions (1):
Shares issued	48,244	180,267	10,168	21,800
Shares issued in lieu of cash distributions	—	140,068	—	602
Shares redeemed	(107,997)	(130,201)	(8,655)	(13,704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(59,753)	190,134	1,513	8,698
Total Increase (Decrease)	(110,881)	109,776	(12,366)	20,568
Net Assets
Beginning of Period	1,440,753	1,330,977	152,939	132,371
End of Period	$1,329,872	$1,440,753	$140,573	$152,939
Undistributed net investment income (loss)	$19,484	$6,388	$171	$—
(1) Shares Issued and Redeemed:
Shares issued	2,087	6,909	700	1,404
Shares issued in lieu of cash distributions	—	5,853	—	38
Shares redeemed	(4,681)	(5,012)	(595)	(878)
	(2,594)	7,750	105	564
	Large Cap Value Fund		Large Cap Growth Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,345	$2,892	$39	$160
Net realized gain (loss) on investment transactions	425	24,681	(699)	1,618
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(34,289)	(18,804)	(2,039)	(372)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,519)	8,769	(2,699)	1,406
Distributions From:
Net investment income	—	(3,212)	—	(164)
Net short-term gains	—	(1,951)	—	(173)
Net long-term gains	—	(24,091)	—	(1,163)
Total Distributions	—	(29,254)	—	(1,500)
Capital Share Transactions (1):
Shares issued	4,803	12,214	1,792	5,086
Shares issued in lieu of cash distributions	—	29,254	—	1,500
Shares redeemed	(18,816)	(35,301)	(2,767)	(6,923)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,013)	6,167	(975)	(337)
Total Increase (Decrease)	(46,532)	(14,318)	(3,674)	(431)
Net Assets
Beginning of Period	219,951	234,269	29,551	29,982
End of Period	$173,419	$219,951	$25,877	$29,551
Undistributed net investment income (loss)	$1,716	$371	$75	$36
(1) Shares Issued and Redeemed:
Shares issued	303	610	177	444
Shares issued in lieu of cash distributions	—	1,647	—	137
Shares redeemed	(1,154)	(1,750)	(272)	(604)
	(851)	507	(95)	(23)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Index 500 Fund		Mid Cap Growth Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,126	$4,221	$(112)	$(451)
Net realized gain (loss) on investment transactions	(680)	1,696	1,045	11,101
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(31,869)	6,959	(11,043)	10,638
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,423)	12,876	(10,110)	21,288
Distributions From:
Net investment income	—	(4,138)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	—	(4,138)	—	—
Capital Share Transactions (1):
Shares issued	12,347	21,470	8,117	20,452
Shares issued in lieu of cash distributions	—	4,138	—	—
Shares redeemed	(13,216)	(30,058)	(9,199)	(14,517)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(869)	(4,450)	(1,082)	5,935
Total Increase (Decrease)	(31,292)	4,288	(11,192)	27,223
Net Assets
Beginning of Period	254,462	250,174	112,637	85,414
End of Period	$223,170	$254,462	$101,445	$112,637
Undistributed net investment income (loss)	$3,023	$897	$(112)	$—
(1) Shares Issued and Redeemed:
Shares issued	1,324	2,104	844	2,078
Shares issued in lieu of cash distributions	—	410	—	—
Shares redeemed	(1,400)	(2,932)	(965)	(1,532)
	(76)	(418)	(121)	546
	Mid Cap Value Fund		Strategic Value Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$443	$956	$269	$272
Net realized gain (loss) on investment transactions	3,792	3,863	1,016	5,985
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(12,442)	(247)	(7,610)	(6,209)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,207)	4,572	(6,325)	48
Distributions From:
Net investment income	—	(1,184)	—	(261)
Net short-term gains	—	(635)	—	(480)
Net long-term gains			(6,732)	(4,889)
Return of capital	—	(308)	—	—
Total Distributions	—	(8,859)	—	(5,630)
Capital Share Transactions (1):
Shares issued	4,275	16,026	7,020	15,028
Shares issued in lieu of cash distributions	—	8,859	—	5,630
Shares redeemed	(13,244)	(20,242)	(4,782)	(10,227)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,969)	4,643	2,238	10,431
Total Increase (Decrease)	(17,176)	356	(4,087)	4,849
Net Assets
Beginning of Period	125,718	125,362	48,465	43,616
End of Period	$108,542	$125,718	$44,378	$48,465
Undistributed net investment income (loss)	$443	$—	$348	$79
(1) Shares Issued and Redeemed:
Shares issued	338	1,123	650	1,082
Shares issued in lieu of cash distributions	—	675	—	475
Shares redeemed	(1,079)	(1,444)	(445)	(740)
	(741)	354	205	817

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(201)	$(521)	$490	$1,199
Net realized gain (loss) on investment transactions	(9,577)	3,941	(1,258)	22,865
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,309)	4,418	(9,648)	(33,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,087)	7,838	(10,416)	(9,648)
Distributions From:
Net investment income	—	—	—	(1,277)
Net short-term gains	—	—	—	(9,046)
Net long-term gains	—	—	—	(17,861)
Total Distributions	—	—	—	(28,184)
Capital Share Transactions (1):
Shares issued	5,232	7,797	5,576	24,077
Shares issued in lieu of cash distributions	—	—	—	28,184
Shares redeemed	(8,554)	(22,422)	(15,884)	(26,567)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,322)	(14,625)	(10,308)	25,694
Total Increase (Decrease)	(23,409)	(6,787)	(20,724)	(12,138)
Net Assets
Beginning of Period	99,593	106,380	170,004	182,142
End of Period	$76,184	$99,593	$149,280	$170,004
Undistributed net investment income (loss)	$(201)	$—	$490	$—
(1) Shares Issued and Redeemed:
Shares issued	298	364	405	1,373
Shares issued in lieu of cash distributions	—	—	—	1,932
Shares redeemed	(470)	(1,057)	(1,185)	(1,515)
	(172)	(693)	(780)	1,790
	International Equity Fund		REIT Fund
	Six Months Ended 6/30/08	Year Ended 12/31/07	Six Months Ended 6/30/08	Year Ended 12/31/07
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,931	$3,811	$798	$955
Net realized gain (loss) on investment transactions	2,947	69,483	(1,552)	6,864
Net realized foreign exchange gain (loss)	(2,587)	(3,933)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(49,873)	(7,862)	(1,117)	(21,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,582)	61,499	(1,871)	(13,213)
Distributions From:
Net investment income	—	(1,901)	—	(1,169)
Net short-term gains	—	(4,552)	—	(550)
Net long-term gains	—	(58,339)	—	(8,191)
Return of capital	—	—	—	(583)
Total Distributions	—	(64,792)	—	(10,493)
Capital Share Transactions (1):
Shares issued	23,688	59,024	5,158	18,153
Shares issued in lieu of cash distributions	—	64,792	—	10,493
Shares redeemed	(19,207)	(33,694)	(6,997)	(23,046)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,481	90,122	(1,839)	5,600
Total Increase (Decrease)	(42,101)	86,829	(3,710)	(18,106)
Net Assets
Beginning of Period	381,328	294,499	53,684	71,790
End of Period	$339,227	$381,328	$49,974	$53,684
Undistributed net investment income (loss)	$3,174	$243	$798	$—
(1) Shares Issued and Redeemed:
Shares issued	1,082	2,264	417	1,063
Shares issued in lieu of cash distributions	—	2,746	—	839
Shares redeemed	(880)	(1,319)	(586)	(1,396)
	202	3,691	(169)	506

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.02		0.05	0.05	0.03	0.01	0.01
Total from investment operations	0.02		0.05	0.05	0.03	0.01	0.01
Less distributions:
Net investment income	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return [1]	1.51	%#	4.98%	4.66%	2.81%	0.96%	0.86%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$146,243		$96,017	$76,350	$72,885	$81,743	$99,949
Ratio of total expenses to average net assets	0.46	%*	0.49%	0.50%	0.50%	0.53%	0.50%
Ratio of net investment income (loss) to average net assets	3.01	%*	4.88%	4.57%	2.74%	0.92%	0.89%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.41		$10.28	$10.25	$10.45	$10.57	$10.70
Income from investment operations:
Net investment income (loss)	0.18		0.41	0.45	0.37	0.37	0.43
Net realized and unrealized gain (loss) on investment transactions	(0.03)		0.13	0.01	(0.15)	(0.12)	(0.12)
Total from investment operations	0.15		0.54	0.46	0.22	0.25	0.31
Less distributions:
Net investment income	—		(0.41)	(0.43)	(0.42)	(0.37)	(0.43)
Net realized gains	—		—	—	—	—	(0.01)
Total distributions	—		(0.41)	(0.43)	(0.42)	(0.37)	(0.44)
Net asset value, end of period	$10.56		$10.41	$10.28	$10.25	$10.45	$10.57
Total return [1]	1.44	%#	5.22%	4.49%	2.14%	2.32%	2.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$66,071		$57,523	$42,867	$60,979	$46,219	$43,545
Ratio of total expenses to average net assets	0.59	%*	0.60%	0.62%	0.61%	0.62%	0.60%
Ratio of net investment income (loss) to average net assets	3.77	%*	4.55%	3.91%	3.42%	3.52%	3.62%
Portfolio turnover rate	86	%#	39%	78%	300%	35%	27%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.50		$10.31	$10.18	$10.54	$10.51	$10.50
Income from investment operations:
Net investment income (loss)	0.23		0.47	0.46	0.40	0.45	0.48
Net realized and unrealized gain on investment transactions	(0.08)		0.18	0.08	(0.14)	0.03	0.16
Total from investment operations	0.15		0.65	0.54	0.26	0.48	0.64
Less distributions:
Net investment income	—		(0.46)	(0.41)	(0.45)	(0.45)	(0.48)
Net realized gains	—		—	—	(0.17)	— (a)	(0.15)
Total distributions	—		(0.46)	(0.41)	(0.62)	(0.45)	(0.63)
Net asset value, end of period	$10.65		$10.50	$10.31	$10.18	$10.54	$10.51
Total return [1]	1.43	%#	6.33%	5.25%	2.50%	4.59%	6.18%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$200,420		$183,611	$160,670	$161,265	$172,734	$172,099
Ratio of total expenses to average net assets	0.59	%*	0.59%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.54	%*	4.71%	4.43%	3.72%	4.07%	4.36%
Portfolio turnover rate	139	%#	55%	139%	614%	230%	215%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$7.58		$7.88	$7.59	$7.91	$7.70	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.31		0.58	0.55	0.57	0.61	0.64
Net realized and unrealized gain (loss) on investment transactions	(0.39)		(0.30)	0.20	(0.33)	0.21	0.92
Total from investment operations	(0.08)		0.28	0.75	0.24	0.82	1.56
Less distributions:
Net investment income	—		(0.58)	(0.46)	(0.56)	(0.61)	(0.64)
Net asset value, end of period	$7.50		$7.58	$7.88	$7.59	$7.91	$7.70
Total return [1]	(1.06	%)#	3.57%	9.97%	3.11%	10.71%	23.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$79,946		$86,451	$88,203	$85,520	$85,957	$82,316
Ratio total of expenses to average net assets	0.85	%*	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	7.90	%*	6.97%	6.91%	7.01%	7.35%	8.55%
Portfolio turnover rate	30	%#	67%	65%	64%	68%	88%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$23.72		$25.12	$25.59	$25.96	$23.64	$18.75
Income from investment operations:
Net investment income (loss)	0.23		0.59	0.54	0.40	0.47	0.42
Net realized and unrealized gain (loss) on investment transactions	(1.08)		0.52	3.33	1.65	3.83	5.17
Total from investment operations	(0.85)		1.11	3.87	2.05	4.30	5.59
Less distributions:
Net investment income	—		(0.58)	(0.44)	(0.40)	(0.47)	(0.42)
Net realized gains	—		(1.93)	(3.90)	(2.02)	(1.51)	(0.28)
Total distributions	—		(2.51)	(4.34)	(2.42)	(1.98)	(0.70)
Net asset value, end of period	$22.87		$23.72	$25.12	$25.59	$25.96	$23.64
Total return [1]	(3.54	%)#	4.47%	15.37%	7.84%	18.58%	29.92%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,329,872		$1,440,753	$1,330,977	$1,080,197	$929,480	$705,627
Ratio of net expenses to average net assets	0.83	%*	0.83%	0.83%	0.84%	0.85%	0.86%
Ratio of total expenses to average net assets	0.83	%*	0.83%	0.84%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	1.92	%*	2.34%	2.16%	1.56%	2.02%	2.11%
Portfolio turnover rate	47	%#	61%	57%	30%	22%	25%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

GROWTH STOCK FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.96		$14.68	$13.02	$12.28	$11.02	$9.81
Income from investment operations:
Net investment income (loss)	0.02		0.06	0.05	0.02	0.05	—
Net realized and unrealized gain (loss) on investment transactions	(1.47)		1.28	1.64	0.73	1.26	1.21
Total from investment operations	(1.45)		1.34	1.69	0.75	1.31	1.21
Less distributions:
Net investment income	—		(0.06)	(0.03)	(0.01)	—	—
Net realized gains	—		—	—	—	(0.05)	—
Total distributions	—		(0.06)	(0.03)	(0.01)	(0.05)	—
Net asset value, end of period	$14.51		$15.96	$14.68	$13.02	$12.28	$11.02
Total return [1]	(9.09	%)#	9.16%	13.01%	6.14%	11.90%	12.36%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$140,573		$152,939	$132,371	$107,195	$95,242	$97,751
Ratio of net expenses to average net assets	0.97	%*	0.94%	0.96%	0.98%	0.97%	0.97%
Ratio of total expenses to average net assets	0.97	%*	0.94%	0.97%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.24	%*	0.37%	0.40%	0.15%	0.47%	0.02%
Portfolio turnover rate	23	%#	55%	43%	44%	185%	578%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.65		$19.60	$17.56	$18.45	$17.59	$13.97
Income from investment operations:
Net investment income (loss)	0.12		0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	(2.83)		0.45	2.93	0.33	1.98	3.62
Total from investment operations	(2.71)		0.71	3.20	0.56	2.24	3.87
Less distributions:
Net investment income	—		(0.29)	(0.21)	(0.21)	(0.26)	(0.25)
Net realized gains	—		(2.37)	(0.95)	(1.24)	(1.12)	—
Total distributions	—		(2.66)	(1.16)	(1.45)	(1.38)	(0.25)
Net asset value, end of period	$14.94		$17.65	$19.60	$17.56	$18.45	$17.59
Total return [1]	(15.35	%)#	3.73%	18.27%	3.00%	12.85%	27.76%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$173,419		$219,951	$234,269	$215,319	$224,481	$227,906
Ratio of net expenses to average net assets	0.87	%*	0.86%	0.87%	0.88%	0.89%	0.90%
Ratio of total expenses to average net assets	0.88	%*	0.87%	0.88%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	1.39	%*	1.25%	1.37%	1.15%	1.38%	1.62%
Portfolio turnover rate	52	%#	92%	45%	45%	105%	40%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.98		$11.05	$10.79	$10.76	$10.53	$8.41
Income from investment operations:
Net investment income (loss)	0.02		0.06	0.04	0.02	0.06	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.04)		0.45	0.36	0.11	0.85	2.12
Total from investment operations	(1.02)		0.51	0.40	0.13	0.91	2.15
Less distributions:
Net investment income	—		(0.06)	(0.03)	(0.02)	(0.06)	(0.03)
Net realized gains	—		(0.52)	(0.11)	(0.08)	(0.62)	—
Total distributions	—		(0.58)	(0.14)	(0.10)	(0.68)	(0.03)
Net asset value, end of period	$9.96		$10.98	$11.05	$10.79	$10.76	$10.53
Total return [1]	(9.29	%)#	4.71%	3.70%	1.20%	8.66%	25.61%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$25,877		$29,551	$29,982	$27,247	$24,072	$16,099
Ratio of net expenses to average net assets	0.89	%*	0.83%	0.86%	0.89%	0.96%	1.00%
Ratio of total expenses to average net assets	0.89	%*	0.87%	0.88%	0.89%	0.96%	1.27%
Ratio of net investment income (loss) to average net assets	0.29	%*	0.53%	0.35%	0.19%	0.59%	0.51%
Portfolio turnover rate	110	%#	55%	38%	21%	114%	28%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.11		$9.78	$8.58	$8.34	$7.67	$6.05
Income from investment operations:
Net investment income (loss)	0.08		0.17	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investment transactions	(1.29)		0.33	1.17	0.24	0.67	1.62
Total from investment operations	(1.21)		0.50	1.32	0.38	0.80	1.72
Less distributions:
Net investment income	—		(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized gains	—		—	—	—	—	—
Total distributions	—		(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$8.90		$10.11	$9.78	$8.58	$8.34	$7.67
Total return [1]	(11.97	%)#	5.09%	15.37%	4.48%	10.47%	28.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$223,170		$254,462	$250,174	$234,122	$257,637	$234,020
Ratio of net expenses to average net assets	0.35	%*	0.35%	0.35%	0.35%	0.29%	0.25%
Ratio of total expenses to average net assets	0.35	%*	0.35%	0.37%	0.37%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	1.82	%*	1.64%	1.61%	1.52%	1.70%	1.47%
Portfolio turnover rate	3	%#	4%	6%	5%	1%	1%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.60		$8.47	$7.93	$7.05	$6.33	$4.24
Income from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(0.94)		2.17	0.55	0.91	0.76	2.12
Total from investment operations	(0.95)		2.13	0.54	0.88	0.72	2.09
Less distributions:
Net investment income	—		—	—	—	—	—
Net realized gains	—		—	—	—	—	—
Net asset value, end of period	$9.65		$10.60	$8.47	$7.93	$7.05	$6.33
Total return [1]	(8.96	%)#	25.15%	6.81%	12.48%	11.37%	49.29%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,445		$112,637	$85,414	$81,174	$70,793	$65,052
Ratio of net expenses to average net assets	0.96	%*	0.97%	0.96%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.00	%*	1.00%	1.02%	1.02%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	(0.22	%)*	(0.46%)	(0.09%)	(0.43%)	(0.56%)	(0.59%)
Portfolio turnover rate	76	%#	137%	153%	156%	169%	154%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.12		$13.59	$12.97	$13.77	$13.05	$9.75
Income from investment operations:
Net investment income (loss)	0.05		0.11	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.89)		0.38	1.36	1.63	2.88	3.55
Total from investment operations	(0.84)		0.49	1.47	1.72	2.93	3.59
Less distributions:
Net investment income	—		(0.13)	(0.09)	(0.09)	(0.05)	(0.04)
Net realized gains	—		(0.80)	(0.76)	(2.43)	(2.16)	(0.25)
Return of capital	—		(0.03)	—	—	—	—
Total distributions	—		(0.96)	(0.85)	(2.52)	(2.21)	(0.29)
Net asset value, end of period	$12.28		$13.12	$13.59	$12.97	$13.77	$13.05
Total return [1]	(6.40	%)#	3.77%	11.41%	12.33%	23.17%	36.84%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$108,542		$125,718	$125,362	$112,301	$98,448	$81,042
Ratio of net expenses to average net assets	0.82	%*	0.79%	0.81%	0.85%	0.86%	0.86%
Ratio of total expenses to average net assets	0.84	%*	0.83%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.79	%*	0.73%	0.82%	0.67%	0.40%	0.39%
Portfolio turnover rate	27	%#	73%	62%	100%	68%	64%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

STRATEGIC VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.78		$13.23	$13.15	$12.91	$10.57	$8.54
Income from investment operations:
Net investment income (loss)	0.06		0.07	0.08	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.56)		0.03	1.48	1.00	2.51	2.07
Total from investment operations	(1.50)		0.10	1.56	1.07	2.56	2.14
Less distributions:
Net investment income	—		(0.07)	(0.06)	(0.06)	(0.05)	(0.07)
Net realized gains	—		(1.48)	(1.42)	(0.77)	(0.17)	(0.04)
Total distributions	—		(1.55)	(1.48)	(0.83)	(0.22)	(0.11)
Net asset value, end of period	$10.28		$11.78	$13.23	$13.15	$12.91	$10.57
Total return [1]	(12.73	%)#	0.85%	12.23%	8.20%	24.25%	25.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$44,378		$48,465	$43,616	$45,096	$30,485	$16,025
Ratio of net expenses to average net assets	1.05	%*	1.04%	1.06%	1.07%	1.14%	1.25%
Ratio of total expenses to average net assets	1.06	%*	1.05%	1.07%	1.07%	1.14%	1.26%
Ratio of net investment income (loss) to average net assets	1.21	%*	0.57%	0.56%	0.58%	0.47%	0.54%
Portfolio turnover rate	15	%#	40%	28%	25%	18%	17%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.64		$20.09	$20.34	$19.14	$17.48	$11.85
Income from investment operations:
Net investment income (loss)	(0.05)		(0.11)	(0.06)	(0.13)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	(4.39)		1.66	(0.19)	1.33	1.82	5.76
Total from investment operations	(4.44)		1.55	(0.25)	1.20	1.66	5.63
Less distributions:
Net invesment income	—		—	—	—	—	—
Net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—
Net asset value, end of period	$17.20		$21.64	$20.09	$20.34	$19.14	$17.48
Total return [1]	(20.52	%)#	7.72%	(1.23%)	6.27%	9.50%	47.51%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,184		$99,593	$106,380	$111,029	$113,579	$111,360
Ratio of net expenses to average net assets	1.04	%*	1.02%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	(0.50	%)*	(0.50%)	(0.27%)	(0.67%)	(0.87%)	(0.94%)
Portfolio turnover rate	26	%#	107%	126%	137%	195%	191%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.07		$17.70	$16.37	$16.95	$18.20	$11.00
Income from investment operations:
Net investment income (loss)	0.04		0.12	0.05	0.07	0.01	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(0.90)		(1.03)	2.77	0.56	2.55	8.29
Total from investment operations	(0.86)		(0.91)	2.82	0.63	2.56	8.21
Less distributions:
Net investment income	—		(0.12)	(0.05)	(0.07)	(0.01)	—
Net realized gains	—		(2.60)	(1.44)	(1.14)	(3.80)	(1.01)
Total distributions	—		(2.72)	(1.49)	(1.21)	(3.81)	(1.01)
Net asset value, end of period	$13.21		$14.07	$17.70	$16.37	$16.95	$18.20
Total return [1]	(6.11	%)#	(5.30%)	17.43%	3.67%	14.88%	74.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,280		$170,004	$182,142	$156,605	$165,714	$148,700
Ratio of net expenses to average net assets	1.14	%*	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of total expenses to average net assets	1.14	%*	1.14%	1.14%	1.14%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets	0.63	%*	0.64%	0.28%	0.40%	0.08%	(0.61%)
Portfolio turnover rate	34	%#	67%	59%	46%	142%	61%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.09		$24.27	$20.91	$17.98	$13.91	$10.53
Income from investment operations:
Net investment income (loss)	0.18		0.31	0.28	0.15	0.24	0.19
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(3.11)		4.33	5.98	2.86	3.92	3.27
Total from investment operations	(2.93)		4.64	6.26	3.01	4.16	3.46
Less distributions:
Net investment income	—		(0.15)	(0.38)	(0.08)	(0.09)	(0.08)
Net realized gains	—		(4.67)	(2.52)	—	—	—
Total distributions	—		(4.82)	(2.90)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$21.16		$24.09	$24.27	$20.91	$17.98	$13.91
Total return [1]	(12.16	%)#	20.05%	30.34%	16.77%	30.01%	32.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$339,227		$381,328	$294,499	$200,947	$165,509	$133,603
Ratio of net expenses to average net assets	1.20	%*	1.16%	1.19%	1.21%	1.22%	1.19%
Ratio of total expenses to average net assets	1.22	%*	1.18%	1.20%	1.21%	1.22%	1.19%
Ratio of net investment income (loss) to average net assets	1.69	%*	1.14%	1.10%	1.47%	1.61%	1.63%
Portfolio turnover rate	55	%#	95%	52%	40%	40%	59%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout the period

	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.00		$18.10	$14.92	$14.33	$11.53	$9.00
Income from investment operations:
Net investment income (loss)	0.19		0.30	0.24	0.20	0.37	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.58)		(3.49)	4.57	1.66	3.69	2.83
Total from investment operations	(0.39)		(3.19)	4.81	1.86	4.06	3.19
Less distributions:
Net investment income	—		(0.33)	(0.19)	(0.30)	(0.41)	(0.37)
Net realized gains	—		(2.42)	(1.44)	(0.97)	(0.85)	(0.29)
Return of capital	—		(0.16)	—	—	—	—
Total distributions	—		(2.91)	(1.63)	(1.27)	(1.26)	(0.66)
Net asset value, end of period	$11.61		$12.00	$18.10	$14.92	$14.33	$11.53
Total return [1]	(3.25	%)#	(17.87%)	32.41%	12.97%	35.53%	35.49%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$49,974		$53,684	$71,790	$43,122	$31,247	$16,881
Ratio of expenses to average net assets	1.01	%*	0.99%	1.00%	1.02%	1.10%	1.25%
Ratio of expenses to average net assets	1.01	%*	0.99%	1.00%	1.02%	1.10%	1.34%
Ratio of net investment income to average net assets	3.11	%*	1.37%	1.56%	1.41%	3.06%	4.87%
Portfolio turnover rate	31	%#	85%	53%	54%	80%	69%

*  Annualized

#  Non-annualized

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in three additional funds that would have their own investment objectives and policies.

On April 21, 2008, Penn Series filed Articles Supplementary to its Articles of Incorporation for the purpose of (a) increasing the total number of shares of common stock that Penn Series has the authority to issue, and (b) classifying and designating such newly created shares of common stock as the Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund. (Note 12)

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund's records.

RECENT ACCOUNTING PRONOUNCEMENTS: In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund's fiscal year beginning January 1, 2007. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that as of June 30, 2008, no provision for income tax would be required in the fund's financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of June 30, 2008 is included with each Fund's Schedule of Investments.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Lord, Abbett & Co. LLC
ABN AMRO Asset Management, Inc.
Wells Capital Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Bjurman, Barry & Associates
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Prior to October 24, 2006, each of the Funds, except International Equity Fund, paid PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Growth Stock	1.00%
Large Cap Growth	1.00%
Strategic Value	1.25%
Fund	Expense Limitation
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. As of June 30, 2008, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011
Index 500 Fund	$36,689	$2,164	$9,817
Mid Cap Growth Fund	7,846	3,584	443

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

Total fees of $88,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2008. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2008 are as follows (amounts in thousands):

Money Market Fund	$2,205
Quality Bond Fund	5,134
High Yield Bond Fund	1,910
Flexibly Managed Fund	38,451
Growth Stock Fund	24,743
Large Cap Value Fund	5,402
Index 500 Fund	17,044
Mid Cap Growth Fund	7,179
Mid Cap Value	497
Strategic Value Fund	4,837
Small Cap Growth Fund	5,003
Small Cap Value Fund	6,679
International Equity Fund	33,575
REIT Fund	2,475

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2008 were as follows:

Flexibly Managed Fund	$692
Growth Stock Fund	93
Mid Cap Value Fund	5,341
Small Cap Value Fund	224

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2008, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$59,553	$39,608	$5,616	$13,547
Quality Bond Fund	245,186	205,669	34,704	56,076
High Yield Bond Fund	—	—	23,104	22,901
Flexibly Managed Fund	—	—	582,469	419,522
Growth Stock Fund	—	—	39,589	32,753
Large Cap Value Fund	—	—	101,026	114,118
Large Cap Growth Fund	—	—	29,628	29,632
Index 500 Fund	—	—	7,678	6,260
Mid Cap Growth Fund	—	—	78,251	76,267
Mid Cap Value Fund	—	—	30,373	39,579
Strategic Value Fund	—	—	8,420	6,547
Small Cap Growth Fund	—	—	21,229	23,919
Small Cap Value Fund	—	—	52,843	57,334
International Equity Fund	—	—	199,264	15,718
REIT Fund	—	—	17,146	15,718

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2008 were as follows (amounts in thousands):

Flexibly Managed Fund	$25
Growth Stock Fund	3
Large Cap Value Fund	14
Mid Cap Growth Fund	18
Mid Cap Value Fund	13
Strategic Value Fund	1
International Equity Fund	28

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$14,045	$(14,045)	—
Limited Maturity Bond	27,586	(27,586)	—
Quality Bond Fund	(43,138)	43,138	—
High Yield Bond Fund	5,483	(5,483)	—
Flexibly Managed Fund	22,570	(22,570)	—
Growth Stock Fund	(80,689)	80,689	—
Mid Cap Growth Fund	451,000	—	$(451,000)
Mid Cap Value Fund	308,107	—	(308,107)
Small Cap Growth Fund	520,985	—	(520,985)
Small Cap Growth Fund	78,341	(78,341)	—
International Equity Fund	426,528	(426,528)	—
REIT Fund	608,631	(25,388)	(583,243)

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2007 and 2006 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
	Money Market Fund
2007	$4,394	—	—	$4,394
2006	3,475	—	—	3,475
	Limited Maturity Bond
2007	2,176	—	—	2,176
2006	1,697	—	—	1,697
	Quality Bond Fund
2007	7,857	—	—	7,857
2006	6,033	—	—	6,033
	High Yield Bond Fund
2007	6,276	—	—	6,276
2006	4,917	—	—	4,917
	Flexibly Managed Fund
2007	56,633	$83,435	—	140,068
2006	22,655	177,675	—	200,330

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Growth Stock Fund
2007	$602	—	—	$602
2006	300	—	—	300
Large Cap Value Fund
2007	5,163	$24,091	—	29,254
2006	3,285	10,005	—	13,290
Large Cap Growth Fund
2007	337	1,163	—	1,500
2006	95	274	—	369
Index 500 Fund
2007	4,138	—	—	4,138
2006	3,021	—	—	3,021
Mid Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Mid Cap Value Fund
2007	1,819	6,732	$308	8,859
2006	2,481	5,051	—	7,532
Strategic Value Fund
2007	741	4,889	—	5,630
2006	414	4,086	—	4,500
Small Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Small Cap Value Fund
2007	10,242	17,942	—	28,184
2006	3,653	10,726	—	14,379
International Equity Fund
2007	6,453	58,339	—	64,792
2006	5,234	26,521	—	31,755
REIT Fund
2007	1,693	8,217	583	10,493
2006	1,264	4,682	—	5,946

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	$(11)	$3
Limited Maturity Bond Fund	454	—	(1,259)	(805)
Quality Bond Fund	1,483	—	(2,465)	(982)
High Yield Bond Fund	976	—	(8,456)	(7,480)
Flexibly Managed Fund	9,661	$12,510	—	22,171
Growth Stock Fund	40	—	(124,347)	(124,307)
Large Cap Value Fund	370	1,397	—	1,767
Large Cap Growth Fund	49	405	—	454

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Index 500 Fund	$896	—	$(18,858)	$(17,962)
Mid Cap Growth Fund	—	—	(231)	(231)
Strategic Value Fund	133	$1,224	—	1,357
Small Cap Growth Fund	—	—	(54,767)	(54,767)
Small Cap Value Fund	—	2,032	—	2,032
International Equity Fund	5,681	10,934	—	16,615

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	Total
Money Market Fund	—	—	—	—	—	—	$11	$11
Limited Maturity Bond	—	—	$178	$16	$415	$645	5	1,259
Quality Bond Fund	—	—	—	—	—	2,429	36	2,465
High Yield Bond Fund	$5,015	$3,195	246	—	—	—	—	8,456
Growth Stock Fund	66,544	46,866	10,937	—	—	—	—	124,347
Index 500 Fund	350	11,374	—	—	5,030	1,916	188	18,858
Mid Cap Growth Fund	—	231	—	—	—	—	—	231
Small Cap Growth Fund	19,150	35,617	—	—	—	—	—	54,767

During the year ended December 31, 2007, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$1,562
Growth Stock Fund	8,274
Mid Cap Growth Fund	11,071
Small Cap Growth Fund	6,054

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2007 through December 31, 2007 as having occurred on January 1, 2008 (amounts in thousands):

	Currency	Capital
High Yield Bond Fund	$1	$307
Growth Stock Fund	39	—
Mid Cap Value Fund	—	803
Small Cap Growth Fund	—	2,113

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Tax cost of securities:

At June 30, 2008, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2008 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$149,630,374	—	—	—
Limited Maturity Bond	87,591,260	$53,082	$(1,140,137)	$(1,087,055)
Quality Bond Fund	248,258,029	1,007,700	(4,699,618)	(3,691,918)
High Yield Bond Fund	83,837,577	705,023	(4,870,628)	(4,165,605)
Flexibly Managed Fund	1,412,214,423	106,473,736	(81,929,948)	24,543,788
Growth Stock Fund	146,287,715	20,407,438	(8,498,850)	11,908,588
Large Cap Value Fund	213,993,266	14,340,226	(29,385,107)	(15,044,881)
Large Cap Growth Fund	30,355,266	1,643,296	(1,340,582)	302,714
Index 500 Fund	245,947,682	57,888,390	(59,817,582)	(1,929,192)
Mid Cap Growth Fund	118,235,765	15,465,597	(4,248,084)	11,217,513
Mid Cap Value Fund	124,958,974	16,840,871	(14,008,223)	2,832,648
Strategic Value Fund	63,996,647	3,946,299	(11,005,154)	(7,058,855)
Small Cap Growth Fund	81,424,544	14,974,556	(5,343,318)	9,631,238
Small Cap Value Fund	193,894,290	11,720,464	(30,608,284)	(18,887,820)
International Equity Fund	319,191,436	40,187,503	(11,565,347)	28,622,156
REIT Fund	71,459,572	545,393	(7,498,718)	(6,953,325)

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2008. Open futures contracts held by the Index 500 Fund at June 30, 2008 were as follows:

Type	Futures Contract	Expiration Date	Unit (at 250 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Buy/Long	S&P 500 Index	9/18/08	11	$1,281	$(210)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

Options — Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. Transactions in options written during the six months ended June 30, 2008 for the Flexibly Managed Fund were as follows:

Written Options	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2007	—	—
Options written	25,577	$4,977,432
Options repurchased	(3,033)	(378,352)
Options expired	—	—
Options exercised	—	—
Options outstanding at June 30, 2008	22,544	$4,599,080

None of the other Funds had option transactions during the six months ended June 30, 2008.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

forward foreign currency contracts during the six months ended June 30, 2008. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	European Currency	8/11/08	$25,747	0.63655	$37,728	$40,448	$2,720
Buy	European Currency	9/22/08	20,670	0.63791	32,405	32,402	(3)
Sell	European Currency	8/11/08	25,747	0.63655	37,201	40,448	(3,247)
Sell	European Currency	9/22/08	20,670	0.63791	31,978	32,402	(424)
Buy	Pound Sterling	8/11/08	11,683	0.50373	23,027	23,192	165
Buy	Pound Sterling	8/11/08	9,433	0.50373	18,796	18,727	(69)
Sell	Pound Sterling	8/11/08	21,116	0.50373	40,596	41,919	(1,323)
Sell	Pound Sterling	9/25/08	19,737	0.50545	38,608	39,049	(441)
Buy	Swiss Franc	9/22/08	18,000	1.02078	18,152	17,634	(518)
Sell	Swiss Franc	9/22/08	18,000	1.02078	17,939	17,634	305
	Total						$(2,835)

9 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the six months ended June 30, 2008 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond	$18,552	$18,988	$30	$71
Quality Bond Fund	17,339	17,595	50	120
Flexibly Managed Fund	95,796	98,999	185	446
Growth Stock Fund	15,570	16,135	14	33
Large Cap Value Fund	26,585	27,590	23	53
Large Cap Growth Fund	4,396	4,520	4	10
Index 500 Fund	20,861	21,724	27	64
Mid Cap Growth Fund	25,388	26,422	27	64
Mid Cap Value Fund	17,492	18,495	30	70
Strategic Value Fund	11,890	12,503	20	48
Small Cap Growth Fund	13,954	14,617	30	71
Small Cap Value Fund	23,960	25,907	47	111
International Equity Fund	4,934	4,969	8	18
REIT Fund	14,784	15,120	10	24

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2008 (Unaudited)

10 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

The Board of Directors of Penn Series has approved changes to the investment sub-advisory arrangements for certain of the Penn Series portfolios. Specifically, the Board approved the following sub-adviser changes:

Fund	New Manager	Former Manager
Large Cap Value Fund Index 500 Fund Small Cap Growth Fund Large Cap Growth Fund	OppenheimerFunds, Inc. SSgA Funds Management, Inc. Oppenheimer Capital LLC Turner Investment Partners, Inc.	Lord, Abbett & Co. LLC Wells Capital Management, Inc. Bjurman, Barry & Associates ABN AMRO Asset Management, Inc.

Except for the Large Cap Growth Fund, these changes were effective August 25, 2008. The change for the Large Cap Growth Fund was effective August 1, 2008.

Effective August 25, 2008, the Strategic Value Fund was renamed the Mid Core Value Fund and the Growth Stock Fund was renamed the Large Growth Stock Fund.

On August 25, 2008, Penn Series launched thirteen additional funds. The funds include six "fund-of-funds" ("FOF"), five of which are LifeStyle Funds ("LS"). The new funds are as follows:

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Index Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund (FOF)

Aggressive Allocation Fund (LS)

Moderately Aggressive Allocation Fund (LS)

Moderate Allocation Fund (LS)

Moderately Conservative Allocation Fund (LS)

Conservative Allocation Fund (LS)

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 30, 2008. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2008 is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

Board Approval of Investment Sub-Advisory Agreement

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Large Cap Growth Fund (the "Fund"). At an in-person meeting of the Board of Directors held on February 21, 2008, the Board considered whether to approve a new investment sub-advisory agreement between ICMI and ABN AMRO Asset Management, Inc. ("ABN AMRO") with respect to the Fund (the "New Sub-Advisory Agreement") due to the fact that the then-current investment sub-advisory agreement between ICMI and ABN AMRO with respect to the Fund (the "Current Sub-Advisory Agreement") was scheduled to automatically terminate upon the closing of the purchase by Fortis NV of the outstanding shares of the parent company of ABN AMRO (the "Transaction"), as a result of the Transaction constituting an "assignment" as such term is defined under the Investment Company Act of 1940 (the "1940 Act") of the Current Sub-Advisory Agreement.

In preparation for this meeting, the Board provided ABN AMRO with a written request for information and received and reviewed, in advance of the February 21, 2008 meeting, written materials in response to that request, including information relating to the Transaction; the nature, extent, and quality of services to be provided to the Fund after the Transaction; ABN AMRO's portfolio management team; and ABN AMRO's compliance program. Representatives of ICMI attended the meeting and presented additional oral information to the Board to assist the Board in its considerations.

In connection with its review and deliberations on whether to approve the New Sub-Advisory Agreement, the Board considered the following factors and reached a conclusion with respect to such factors as follows:

•  The Board considered (a) that the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects, including the investment sub-advisory fees payable by ICMI to ABN AMRO, and (b) representations by ABN AMRO that ABN AMRO believes there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, and, based on these considerations, the Board concluded that it was reasonable to take into account the conclusions the Board made when (i) approving the Current Sub-Advisory Agreement at its October 2007 Board meeting and (ii) approving the renewal of the previous investment sub-advisory agreement between ICMI and ABN AMRO with respect to the Fund at its May 2007 Board meeting as part of its considerations to approve the New Sub-Advisory Agreement.

•  The Board considered representations by ABN AMRO that ABN AMRO believes there will be (a) no material changes to the nature, extent, and quality of services currently provided to the Fund, (b) no material changes to ABN AMRO's Rule 38a-1 compliance program with respect to the Fund, (c) no material changes to ABN AMRO's Rule 17j-1 Code of Ethics with respect to the Fund, and (d) no changes to ABN AMRO's portfolio management team for the Fund, and, based on these considerations, the Board concluded that each of these representations provided by ABN AMRO supported the approval of the New Sub-Advisory Agreement.

•  The Board considered (a) the material updates provided by ABN AMRO to the information ABN AMRO provided the Board at its October 2007 and May 2007 Board meetings in connection with the Board's considerations to approve the Current Sub-Advisory Agreement and approve the renewal of the previous investment sub-advisory agreement between ICMI and ABN AMRO with respect to the Fund, respectively, (b) representations by ABN AMRO indicating that there were no material compliance matters at ABN AMRO since January 1, 2007 and that no material changes were made to ABN AMRO's compliance manual since January 1, 2007, and (c) the lack of alternatives that were available to the Board should they conclude not to approve the New Sub-Advisory Agreement, including the fact that ICMI was not in a position to take over management of the Fund, and, based on these considerations, the Board concluded that each of these pieces of information supported the approval of the New Sub-Advisory Agreement.

Based on the Board's deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not "interested persons" (as defined in the 1940 Act) of the Company, approved the New Sub-Advisory Agreement. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market Fund, Limited Maturity Bond Fund and Quality Bond Fund (collectively, the "Directly Managed Funds") and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund, Flexibly Managed Fund, High Yield Bond Fund, International Equity Fund, Small Cap Growth Fund, REIT Fund, Strategic Value Fund, Large Cap Growth Fund and Growth Stock Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Penn Series Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company's Board of Directors has approved separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Penn Series Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company's Board called and held a meeting on May 22, 2008 to consider whether to renew the Advisory Agreement between the Company and ICMI. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 22, 2008 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI's compliance program, and various other matters. In addition, at the May 22, 2008 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

Fund	Sub-Adviser
Flexibly Managed Fund
High Yield Bond Fund
Growth Stock Fund
Index 500 Fund
International Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Large Cap Value Fund
REIT Fund
Small Cap Value Fund
Small Cap Growth Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Wells Capital Management Inc.
Vontobel Asset Management Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Lord, Abbett & Co. LLC
Heitman Real Estate Securities LLC
Goldman Sachs Asset Management, L.P.
Bjurman Barry & Associates

In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the May 22, 2008 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other services and, with respect to ICMI, its services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI's and each Sub-Adviser's cost of services provided and estimated profitability from its fund-related operations; (g) ICMI's and the Sub-Advisers' compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund's performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 22, 2008 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•  the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•  each Penn Series Fund's investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

•  the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•  the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•  the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund's recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. With respect to the Small Cap Growth and Large Cap Value Funds, the Directors considered ICMI's proposal to replace the sub-advisers of these Funds in the near future in order to seek to improve the performance of these Funds, and determined to evaluate ICMI's proposal later in the meeting in order to address the underperformance of these Funds. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund's investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI's and certain Sub-Adviser's agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds' net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

PENN SERIES FUNDS, INC.
JUNE 30, 2008 (Unaudited)

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

(This page has been left blank intentionally.)

The funds in this report are available for sale in these Penn Mutual products:

Cornerstone VUL III, and VUL IV

Retirement Planner VA

PennFreedom VA

Enhanced Credit VA

Pennant Select VA

Variable EstateMax II and Variable EstateMax III

©2007 The Penn Mutual Life Insurance Company
and The Penn Insurance & Annuity Company
Philadelphia, PA 19172
www.pennmutual.com

PM0914  6/08

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6.  Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)   (1)                 Code of ethics – not applicable to this semi-annual report.

(2)                Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)                        Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 5, 2008

/s/ Jill Bukata

By:	Jill Bukata
Controller
Date:	September 5, 2008